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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05309

First American Investment Funds, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   September 30

Date of reporting period:  September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

2004 Annual Report

INCOME FUNDS

First American Income Funds

First American Income Funds are comprised of taxable bonds, which are debt obligations issued by a government, federal agency, or corporation to raise money. Investors lend money to the issuer until the bond matures and, in exchange, receive regular interest payments at a predetermined rate. Income funds generate income that is normally subject to federal, state, and local taxes.

TABLE OF CONTENTS

Message to Shareholders
Report of Independent Registered Public Accounting Firm
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Notice to Shareholders

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS  November 15, 2004

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2004.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier
Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

Core Bond fund

Investment Objective: high current income consistent with limited risk to capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Core Bond Fund, Class Y shares, returned 2.87% for the fiscal year ended September 30, 2004 (Class A shares returned 2.60% at net asset value). By comparison, the Fund's benchmark, the Lehman Aggregate Bond Index*, returned 3.68% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of slower economic growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

The Fund was overweight relative to its benchmark in BBB-rated securities and asset-backed securities, both of which performed very well over the fiscal year. The Fund also benefited from tactical trading (short-term trading) of Treasury Inflation Protected Securities, which offered value at various points during the fiscal year. The Fund was also positioned to benefit from a flatter yield curve as we built a substantial position in high-quality, one-year adjustable rate mortgages that boosted portfolio income with minor price volatility. As short-term interest rates rose throughout the year, the reset feature of the adjustable rate mortgages was advantageous in generating income.

What did not work for the Fund and why?

While our economic growth forecasts and predictions of Fed tightening were fairly accurate, we underestimated the extent, and perceived economic impact of the rise in crude oil prices in mid-2004. Concurrent with the onset of Fed tightening, we became overly defensive with our interest-rate strategy during a period of falling rates. As a result, while absolute returns were much better than we expected, the portfolio lagged the benchmark during the latter part of the fiscal year.

What strategic moves were made by the Fund and why?

We believe that the economy will continue to expand and inflationary pressures will mount, putting additional upward pressure on interest rates. Accordingly, the Fund's duration is shorter relative to the benchmark and we maintain a significant curve flattening strategy (underweighting intermediate-term securities within this Fund).

We continue to believe that there is upside potential in lower-rated investment-grade credit and are overweight in the BBB credit quality sector as credit fundamentals appear solid.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

Mortgage Backed	43.6%
Corporate Bond	19.5%
Asset Backed	18.0%
U.S. Government Agency	17.4%
Cash Equivalents	2.4%
General Obligations	1.6%
U.S. Treasury	0.1%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

AAA/Aaa	79.5%
AA/Aa	1.3%
A	4.5%
BBB/Baa	13.5%
Nonrated	1.2%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided by the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Core Bond fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(1.73%)	5.49%	6.19%	-	-
Class B	(3.05%)	5.32%	5.86%	-	-
Class C	0.83%	5.61%	-	4.42%	-
Average annual return without sales charge (NAV)
Class A	2.60%	6.41%	6.66%	-	-
Class B	1.83%	5.64%	5.86%	-	-
Class C	1.81%	5.61%	-	4.42%	-
Class R4	2.53%	-	-	-	4.70%
Class Y	2.87%	6.67%	6.91%	-	-
Lehman Aggregate Bond Index[3]	3.68%	7.48%	7.66%	6.38%	6.07%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Core Bond fund continued

Expense Example

As a shareholder of the Core Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$999.30	$4.75
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class B Actual	$1,000.00	$995.50	$8.48
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class C Actual	$1,000.00	$995.50	$8.48
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class R Actual[2]	$1,000.00	$998.60	$5.37
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,019.62	$5.43
Class Y Actual	$1,000.00	$1,000.60	$3.50
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.70%, 1.70%, 1.08%, and 0.70% for Class A, Class B, Class C, Class R, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $6.00 and $6.06, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Corporate Bond fund

Investment Objective: high current income consistent with prudent risk to capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Corporate Bond Fund, Class Y shares, returned 5.05% for the fiscal year ended September 30, 2004 (Class A shares returned 4.89% at net asset value). By comparison, the Fund's benchmark, the Lehman U.S. Credit A/Baa Bond Index*, returned 4.82% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of below-trend growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

The Fund's high-yield exposure – primarily in BBs – enhanced performance as high yield outperformed all fixed-income sectors. Average credit quality was slightly lower than the benchmark, aiding performance as lower credit bonds outperformed. The Fund's overweight positions in utilities and autos and underweight position in banks were positive contributors to performance.

What did not work for the Fund and why?

The Fund's overweight positions in telecommunications and REITs and an underweight position in technology relative to the benchmark hurt the Fund's performance. The Fund's short duration strategy detracted from performance as long-term interest rates fell over the summer on fears of the impact of rising oil prices. Additionally, isolated event risk impacted a few holdings.

What strategic moves were made by the Fund and why?

The Fund's high-yield exposure was modestly increased during the year, as we believed that improving economic fundamentals would benefit lower rated companies. A short duration strategy was adopted given our view that low, longer-term interest rates were not reflective of the general economic conditions. We still believe that the economy will continue to expand and inflationary pressures will mount, putting additional upward pressure on interest rates. Accordingly, the Fund's duration is shorter relative to the benchmark.

The Fund continues to hold overweight positions in electric utilities, cable, and paper and underweight positions in food and beverage, banking, and technology sectors as the new fiscal year begins.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

Corporate Bond	91.6%
U.S. Government Agency	2.7%
Cash Equivalents	2.0%
Asset Backed	1.4%
Mortgage Backed	1.0%
Preferred Stock	0.2%
U.S. Treasury	0.1%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

AAA/Aaa	6.1%
AA/Aa	9.0%
A	34.4%
BBB/Baa	39.0%
BB/Ba	7.1%
B	2.5%
Nonrated	1.9%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided by the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Corporate Bond fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception
	1 year	2/1/2000[5]	9/24/2001[6]
Average annual return with sales charge (POP)
Class A	0.47%	6.48%	-
Class B	(1.03%)	6.30%	-
Class C	3.11%	6.63%	-
Average annual return without sales charge (NAV)
Class A	4.89%	7.47%	-
Class B	3.97%	6.64%	-
Class C	4.11%	6.63%	-
Class R4	4.82%	-	6.46%
Class Y	5.05%	7.70%	-
Lehman U.S. Credit A/Baa Bond Index[3]	4.82%	9.10%	7.97%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

A significant portion of the Fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on the lower of Moody's and Standard & Poor's ratings, and must have a minimum issue size of $250 million. Rule 144A securities with registration rights are included in the index.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

5  The performance since inception for the index is calculated from the previous month end prior to the inception of the class.

6  The performance since inception for the index is calculated from the month-end following the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Corporate Bond fund continued

Expense Example

As a shareholder of the Corporate Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,003.30	$5.01
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05
Class B Actual	$1,000.00	$999.00	$8.75
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82
Class C Actual	$1,000.00	$1,000.30	$8.75
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82
Class R Actual[2]	$1,000.00	$1,002.70	$5.64
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,019.37	$5.68
Class Y Actual	$1,000.00	$1,004.50	$3.76
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

1Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.75%, 1.75%, 1.13%, and 0.75% for Class A, Class B, Class C, Class R, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expense would have been $6.26 and $6.31, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond fund

Investment Objective: high current income

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American High Income Bond Fund, Class Y shares, returned 11.69% for the fiscal year ended September 30, 2004 (Class A shares returned 11.30% at net asset value). By comparison, the Fund's benchmark, the Lehman Corporate High Yield Index*, returned 12.55% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of below-trend growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

Most of the decisions that affected the Fund during the year were related to individual security selection. Benefiting the Fund were selections in Alamosa, Alliance Imaging, Dynegy, Hollywood Entertainment, Huntsman Chemical, International Steel Group, Levi, Nalco Chemical, and PolyOne. Also contributing to good returns were positions taken in emerging markets, particularly in Russia and Brazil.

What did not work for the Fund and why?

Adverse security selection also impacted performance during the fiscal year. The Fund was hurt by overweights in names such as American Cellular, Bally's Total Fitness, Charter Communications, Duane Reade, Hanger Orthopedics, MGM Mirage, Muzak, Toys-R-Us, and United Airlines.

What strategic moves were made by the Fund and why?

Sector weights remained near the benchmark index, with overweight positions in the basic industries offset by underweight positions in healthcare and consumer cyclicals. Overall credit quality remained near that of the benchmark. We have begun to use the funded Dow Jones CDX (futures contract based on Dow Jones Credit Index) products as a way to enter and exit the market quickly in order to adjust portfolio quality and manage cash balances.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

Corporate Bonds	94.2%
Cash Equivalents	2.1%
U.S. Government Agency	0.9%
Preferred Stock	0.4%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

Aaa	3.0%
Baa	2.5%
Ba	32.8%
B	42.2%
Caa	12.4%
Ca	0.8%
Nonrated	6.3%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings disclosed are provided by Moody's.

Moody's is a nationally recognized independent rating agency for bonds.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception
	1 year	8/30/2001	9/24/2001
Average annual return with sales charge (POP)
Class A	6.52%	5.05%	-
Class B	5.52%	5.01%	-
Class C	9.51%	5.76%	-
Average annual return without sales charge (NAV)
Class A	11.30%	6.53%	-
Class B	10.52%	5.84%	-
Class C	10.51%	5.76%	-
Class R4	11.29%	-	8.40%
Class Y	11.69%	6.85%	-
Lehman Corporate High Yield Index[3]	12.55%	9.69%	11.93%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

A significant portion of the Fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Fund may also invest in foreign securities including emerging markets. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. The risks of International investing are particularly significant in emerging markets.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond fund continued

Expense Example

As a shareholder of the High Income Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,036.90	$5.09
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05
Class B Actual	$1,000.00	$1,033.10	$8.89
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82
Class C Actual	$1,000.00	$1,033.10	$8.89
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	$8.82
Class R Actual[2]	$1,000.00	$1,037.40	$5.73
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,019.37	$5.68
Class Y Actual	$1,000.00	$1,038.10	$3.82
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,034.35	$3.81

1Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.75%, 1.75%, 1.13%, and 0.75% for Class A, Class B, Class C, Class R, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $6.37 and $6.31, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Government Bond fund

Investment Objective: provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Intermediate Government Bond Fund, Class Y shares, returned 1.14% for the fiscal year ended September 30, 2004 (Class A shares returned 0.98% at net asset value). By comparison, the Fund's benchmark, the Lehman Intermediate Treasury Bond Index*, returned 1.69% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of below-trend growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

The Fund maintained a shorter duration relative to the benchmark throughout the year, which had a positive impact on returns during most of the fiscal year. Bonds generally decrease in value when interest rates rise, but the impact is generally greater for longer-term bonds. The Fund also benefited from tactical trading (short-term trading) of Treasury Inflation Protected Securities, which offered value at various points during the fiscal year.

What did not work for the Fund and why?

The Fund maintained a 30% position in U.S. Government Agency Securities during part of the year resulting in a negative impact on performance. This is a result of the increased scrutiny Fannie Mae faced regarding its accounting practices, which negatively impacted the overall sector. We reached a soft patch in the economy in 2004 due to a run up in oil prices and sluggish job growth. Our defensive duration strategy (shorter duration positioned for rising longer-term interest rates) negatively impacted the Fund as long-term interest rates fell and the bond market rallied later in the fiscal year.

What strategic moves were made by the Fund and why?

We continued to have a shorter duration strategy relative to the benchmark during the fiscal year. Strategically, we continued to follow a curve flattening strategy by reducing exposure in the intermediate part of the yield curve. As the yield curve flattens (short-term interest rates increase more than longer-term interest rates) intermediate maturities will experience poorer price performance. We also took a strategic allocation to Treasury Inflation Protected Securities that should be beneficial in an increasing inflationary environment.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

U.S. Government Agency	92.3%
Mortgage Backed	6.6%
Cash Equivalents	0.2%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

AAA/Aaa	99.1%
Nonrated	0.9%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided by the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Government Bond fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception[3]
	1 year	10/25/2002
Average annual return with sales charge (POP)
Class A	(1.29%)	1.13%
Average annual return without sales charge (NAV)
Class A	0.98%	2.33%
Class Y	1.14%	2.47%
Lehman Intermediate Treasury Bond Index[2]	1.69%	2.60%

Value of $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A Shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years.

3  The performance since inception for the index is calculated from the month end following the Fund's inception.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Government Bond fund continued

Expense Example

As a shareholder of the Intermediate Government Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$993.40	$3.74
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class Y Actual	$1,000.00	$995.20	$2.99
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

1Expenses are equal to the Fund's annualized expense ratio of 0.75% and 0.60% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Term Bond fund

Investment Objective: current income to the extent consistent with preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Intermediate Term Bond Fund, Class Y shares, returned 2.22% for the fiscal year ended September 30, 2004 (Class A shares returned 2.06% at net asset value). By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index*, returned 2.65% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of below-trend growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

The Fund was overweight relative to its benchmark in BBB-rated corporate bonds, mortgage-backed securities, and asset-backed securities. These strategies boosted performance as the combination of additional income and strong price performance benefited the portfolio. The Fund was also positioned to benefit from a flatter yield curve as we built a substantial position in high-quality, one-year adjustable rate mortgages that boosted portfolio income with minor price volatility. As short-term interest rates rose throughout the year, the reset feature of the adjustable rate mortgages was advantageous in generating income.

What did not work for the Fund and why?

While our economic growth forecasts and predictions of Fed tightening were fairly accurate, we underestimated the extent, and perceived economic impact of the rise in crude oil prices in mid-2004. Concurrent with the onset of Fed tightening, we became overly defensive with our interest-rate strategy during a period of falling rates. As a result, while absolute returns were much better than we expected, the portfolio lagged the benchmark during the latter part of the fiscal year.

What strategic moves were made by the Fund and why?

We believe that the economy will continue to expand and inflationary pressures will mount, putting additional upward pressure on interest rates. Accordingly, the Fund's duration is shorter relative to the benchmark and we maintain a significant curve flattening strategy (underweight intermediate-term securities within the Fund).

We continue to believe that there is upside potential in lower-rated investment-grade bonds and have an overweight position in the BBB credit quality sector as credit fundamentals appear solid.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

Corporate Bonds	31.0%
Asset Backed	27.1%
U.S. Government Agency	24.6%
Mortgage Backed	16.8%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

AAA/Aaa	67.5%
AA/Aa	1.3%
A	8.6%
BBB/Baa	19.6%
Nonrated	3.0%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided by the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Term Bond fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception[3]
	1 year	5 years	10 years	1/9/1995
Average annual return with sales charge (POP)
Class A	(0.23%)	5.78%	-	6.43%
Average annual return without sales charge (NAV)
Class A	2.06%	6.26%	-	6.68%
Class Y	2.22%	6.45%	6.67%	-
Lehman Intermediate Government/Credit Bond Index[2]	2.65%	7.13%	7.10%	7.18%

Value of $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index of Treasury Securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities. In each case with maturities of one to 10 years.

3  The performance since inception for the index is calculated from the month end following the Fund's inception.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Term Bond fund continued

Expense Example

As a shareholder of the Intermediate Term Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$998.20	$3.75
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class Y Actual	$1,000.00	$999.00	$3.00
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

1Expenses are equal to the Fund's annualized expense ratio of 0.75% and 0.60% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

Short Term Bond fund

Investment Objective: current income while maintaining a high degree of principal stability

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Short Term Bond Fund, Class Y shares, returned 0.91% for the fiscal year ended September 30, 2004 (Class A shares returned 0.76% at net asset value). By comparison, the Fund's benchmark, the Lehman MF 1-3 Year Government/Credit Bond Index*, returned 1.44% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of below-trend growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

The portfolio was positioned for an increasing Federal Funds rate throughout 2004 and was managed with a duration shorter than its benchmark over this time frame. This modestly added to the portfolio performance, as yields on short-term bonds were roughly 1% higher during the course of the fiscal year. The Fund was significantly overweight relative to the benchmark in lower-rated investment-grade corporate bonds and asset-backed securities. These sectors were among the top performing areas of investment-grade securities and had positive impact to performance.

What did not work for the Fund and why?

While our economic growth forecasts and predictions of Fed tightening were fairly accurate, we underestimated the extent, and perceived economic impact of the rise in crude oil prices in mid-2004. Concurrent with the onset of Fed tightening, we became overly defensive with our interest-rate strategy during a period of falling rates. As a result, while absolute returns were much better than we expected, the portfolio lagged the benchmark during the latter part of the fiscal year.

What strategic moves were made by the Fund and why?

We have increased the exposure to spread products (non-Treasury securities). We believe this will continue to increase the income of the portfolio in a low-yield environment. We also remain underweight relative to the benchmark in U.S. Government Agency securities and overweight in asset backed securities. Finally, we will continue to structure the Fund with a short duration strategy with the expectation of rising interest rates. The Fund is also positioned with a bias to a flattening yield curve (underweight intermediate maturities within this Fund's maturity range).

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

Corporate Bonds	36.9%
Asset Backed	33.1%
Mortgage Backed	14.8%
U.S. Government Agency	14.4%
Cash Equivalents	1.0%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

AAA/Aaa	61.2%
AA/Aa	5.9%
A	20.1%
BBB/Baa	12.3%
Nonrated	0.5%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided by the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for bonds.

FIRST AMERICAN FUNDS Annual Report 2004

Short Term Bond fund continued

Annualized Performance1  as of September 30, 2004

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	(1.54%)	4.43%	5.07%
Average annual return without sales charge (NAV)
Class A	0.76%	4.92%	5.31%
Class Y	0.91%	5.04%	5.37%
Lehman MF 1-3 Year Government/Credit Bond Index[2]	1.44%	5.52%	5.97%

Value of $10,000 Investment1  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index of one-to-three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or Instrumentalities, and investment-grade corporate debt securities.

FIRST AMERICAN FUNDS Annual Report 2004

Short Term Bond fund continued

Expense Example

As a shareholder of the Short Term Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$997.20	$3.74
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79
Class Y Actual	$1,000.00	$996.90	$3.00
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

1Expenses are equal to the Fund's annualized expense ratio of 0.75% and 0.60% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

U.S. Government Mortgage fund

Investment Objective: high current income to the extent consistent with the preservation of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American U.S. Government Mortgage Fund, Class Y shares, returned 3.09% for the fiscal year ended September 30, 2004 (Class A shares returned 2.74% at net asset value). By comparison, the Fund's benchmark, the Lehman Mortgage-Backed Securities Index*, returned 4.36% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured strong gains in productivity, and a significant rise in corporate profits. Sharp gains in payrolls from March through May 2004, along with higher inflation during the early months of the year, led the Federal Reserve to increase its target interest rate.

However, in spite of three 25-basis-point increases in the Federal Funds rate, long-term rates actually fell during the summer. Rapidly rising oil prices and heightened geo-political uncertainty fueled fears of below-trend growth, which in turn pushed intermediate rates down by nearly 75 basis points.

During the course of the fiscal year, longer-term interest rates were nearly unchanged while short-term rates were 1% higher. This stability in longer-term rates resulted in fixed-income returns that were much better than those experienced in previous Fed tightening cycles.

What worked for the Fund and why?

The Fund was positioned defensively with an emphasis on premium, higher-coupon mortgage securities, which benefited fund performance. The rise in mortgage rates, particularly on short-term maturities, resulted in a significant decline in refinancing activity and a large slowdown in prepayments on these securities. Additionally, we opportunistically added to our non-agency mortgage exposure over the course of the fiscal year, which proved beneficial to the fund, as these securities outperformed agency securities.

What did not work for the Fund and why?

While our economic growth forecasts and predictions of Fed tightening were fairly accurate, we underestimated the duration, magnitude, and perceived economic impact of the rise in crude oil prices in mid-2004 and, concurrent with the onset of Fed tightening, became too defensive with our interest-rate strategy during a period of falling rates. As a result, the portfolio lagged the benchmark during the latter part of the fiscal year. Additionally, we expected that Fed tightening would result in underperformance of the mortgage sector as rates rose and mortgage duration extended. Accordingly, we underweighted longer-duration and lower-coupon mortgages, which ended up performing well as rates dropped in the third quarter.

What strategic moves were made by the Fund and why?

We believe that the economy will continue to expand and inflationary pressures will mount, putting additional upward pressure on interest rates. Accordingly, we have shortened the Fund's duration relative to the benchmark and positioned our mortgage allocation more defensively, focusing on shorter- and higher-quality mortgage securities as the sector currently appears to be fairly expensive based upon long-term valuations.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20041  (% of net assets)

Mortgage Backed	99.1%
U.S. Government Agency	3.1%
Cash Equivalents	1.6%
Asset Backed	1.2%

Credit Quality Distribution as of September 30, 20042  (% of net assets)

AAA/Aaa	95.4%
AA/Aa	2.2%
A	0.5%
Nonrated	1.9%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2The ratings in the above table reflect either the only rating provided by Standard and Poor's or Moody's, or the highest rating provided by the respective rating agency.

Standard and Poor's and Moody's are nationally recognized independent rating agencies for municipal bonds.

FIRST AMERICAN FUNDS Annual Report 2004

U.S. Government Mortgage fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	5/11/1995	9/24/2001
Average annual return with sales charge (POP)
Class A	(1.60%)	5.05%	5.67%	-	-
Class B	(2.90%)	4.64%	-	4.88%	-
Class C	1.04%	-	-	-	3.26%
Average annual return without sales charge (NAV)
Class A	2.74%	5.96%	6.13%	-	-
Class B	2.02%	5.14%	-	4.88%	-
Class C	2.02%	-	-	-	3.26%
Class R4	2.74%	5.86%	6.08%	-	-
Class Y	3.09%	6.15%	6.38%	-	-
Lehman Mortgage-Backed Securities Index[3]	4.36%	6.95%	7.47%	6.99%	5.20%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only, does not reflect any expenses, transaction costs, or cash flow effects, and is not available for investment.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the U.S. Government Mortgage Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBS pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

U.S. Government Mortgage fund continued

Expense Example

As a shareholder of the U.S. Government Mortgage Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,006.80	$4.77
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class B Actual	$1,000.00	$1,003.00	$8.51
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class C Actual	$1,000.00	$1,002.80	$8.51
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class R Actual[2]	$1,000.00	$1,005.80	$5.39
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,019.62	$5.43
Class Y Actual	$1,000.00	$1,008.00	$3.51
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54

1Expenses are equal to the Fund's annualized expense ratio of 0.95%, 1.70%, 1.70%, 1.08%, and 0.70% for Class A, Class B, Class C, Class R, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been, $6.02 and $6.06, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Core Bond, Corporate Bond, High Income Bond, Intermediate Government Bond, Intermediate Term Bond, Short Term Bond, and U.S. Government Mortgage Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2004, and the related statements of operations for the year then ended, statements of changes in net assets and financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Intermediate Term Bond and U.S. Government Mortgage Funds for the periods presented through October 31, 2000 were audited by other auditors whose reports dated December 29, 2000 and January 21, 2000 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Funds listed above of the First American Investment Funds, Inc. at September 30, 2004, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 12, 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Core Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government Agency Mortgage-Backed Securities – 32.9%
Adjustable Rate (a) – 2.3%
FHLMC Pool 3.406%, 05/01/25, #846757	$514	$529
3.450%, 04/01/29, #847190 (b)	4,558	4,693
3.537%, 03/01/30, #847180 (b)	6,274	6,483
3.444%, 07/01/30, #847240 (b)	6,896	7,125
3.959%, 06/01/31, #846984 (b)	3,744	3,829
FNMA Pool 3.317%, 08/01/30, #555843	14,858	15,311
4.001%, 03/01/31, #545359	2,539	2,609
3.297%, 09/01/33, #725553	5,157	5,314
		45,893
Fixed Rate – 30.6%
FHLMC Gold Pool 4.000%, 10/01/10, #M80855	16,283	16,293
6.500%, 05/01/17, #G11272	5,985	6,339
5.000%, 05/01/18, #E96700	15,122	15,369
6.500%, 01/01/28, #G00876	2,489	2,627
6.500%, 09/01/28, #C14872 (b)	3,255	3,426
6.500%, 11/01/28, #C00676 (b)	4,840	5,094
6.500%, 12/01/28, #C00689 (b)	3,335	3,510
6.500%, 04/01/29, #C00742	2,043	2,150
6.500%, 01/01/30, #C55738	1,847	1,944
6.500%, 11/01/30, #G01149	389	409
6.500%, 02/01/31, #C47895	126	133
6.500%, 03/01/31, #G01244 (b)	5,313	5,592
6.500%, 05/01/31, #C51020	2,892	3,037
6.000%, 11/01/33, #A15521 (b)	7,908	8,176
FHLMC Pool 7.500%, 04/01/07, #140151	1	1
FNMA Pool 7.750%, 06/01/08, #001464	16	17
3.790%, 07/01/13, #386314 (b)	26,450	25,503
5.500%, 02/01/14, #440780 (b)	5,095	5,306
7.000%, 02/01/15, #535206	1,389	1,479
7.000%, 08/01/16, #591038 (b)	3,141	3,336
5.500%, 12/01/17, #673010	9,005	9,308
6.000%, 12/01/17, #254547 (b)	9,527	9,984
5.000%, 06/01/18, #555545 (b)	11,585	11,781
5.000%, 11/01/18, #750989 (b)	26,671	27,123
4.500%, 06/01/19, #045181	7,512	7,486
6.000%, 10/01/22, #254513 (b)	8,629	8,992
7.000%, 04/01/26, #340798	1,129	1,200
7.000%, 05/01/26, #250551	1,025	1,090
6.500%, 05/01/28, #415794	1,701	1,792
6.500%, 02/01/29, #252255 (b)	4,078	4,292
6.500%, 03/01/29, #490758 (b)	2,975	3,131
6.500%, 07/01/29, #252570	2,161	2,274
6.500%, 05/01/30, #535300	1,458	1,535
6.500%, 02/01/31, #568895	127	134
6.500%, 02/01/32, #627117 (b)	12,672	13,302
6.500%, 06/01/32, #545691	2,603	2,733
6.500%, 07/01/32, #545759 (b)	19,623	20,610
7.000%, 07/01/32, #254379 (b)	7,039	7,459
7.000%, 07/01/32, #545813 (b)	3,000	3,180
7.000%, 07/01/32, #545815	2,083	2,208
6.500%, 12/01/32, #669168 (b)	5,714	5,998
6.000%, 03/01/33, #688330 (b)	14,003	14,515
5.500%, 04/01/33, #694605 (b)	15,985	16,228
6.500%, 05/01/33, #555798	14,511	15,241
5.500%, 06/01/33, #709033 (b)	18,452	18,733
5.500%, 07/01/33, #709446 (b)	18,219	18,497
5.500%, 07/01/33, #720735 (b)	10,479	10,638

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
5.500%, 07/01/33, #728667	$7,573	$7,688
5.500%, 08/01/33, #733380 (b)	17,470	17,736
6.000%, 11/01/33, #772256	2,054	2,127
6.000%, 11/01/33, #772130	1,616	1,673
5.500%, 12/01/33, #751018 (b)	17,580	17,847
5.500%, 12/01/33, #756202 (b)	12,022	12,204
6.000%, 12/01/33, #756200	9,430	9,763
5.500%, 01/01/34, #255028 (b)	22,760	23,107
5.000%, 04/01/34, #008072	20,385	20,202
5.000%, 04/01/34, #008072	20,435	20,252
5.500%, 05/01/34, #357571 (b)	18,948	19,209
5.500%, 10/01/34, #255411	18,990	19,267
FNMA TBA (c) 5.000%, 03/01/18	19,045	19,354
6.000%, 04/01/33	19,700	20,377
5.500%, 06/01/33	14,350	14,547
6.000%, 10/01/33	3,310	3,424
GNMA Pool 4.750%, 08/20/23, #008259	4	4
7.500%, 11/15/30, #537699 (b)	1,799	1,937
6.000%, 11/15/33, #612374 (b)	17,057	17,686
		597,609
Total U.S. Government Agency Mortgage-Backed Securities (Cost $640,450)		643,502
Corporate Bonds – 19.5%
Banking – 1.2%
Credit Suisse First Boston 5.875%, 08/01/06	7,000	7,355
First National Bank of Chicago 8.080%, 01/05/18	1,484	1,798
Mizuho Finance 5.790%, 04/15/14 (d)	6,230	6,446
Washington Mutual 4.625%, 04/01/14	7,910	7,578
		23,177
Basic Industry – 0.8%
International Paper 4.000%, 04/01/10	7,300	7,148
MeadWestvaco 6.800%, 11/15/32	3,700	3,847
6.850%, 04/01/12	4,355	4,853
		15,848
Brokerage – 0.5%
Morgan Stanley 4.750%, 04/01/14	9,825	9,482
Communications – 3.9%
AT&T Broadband 8.375%, 03/15/13	6,165	7,451
AT&T Wireless Services 7.875%, 03/01/11	4,050	4,795
8.750%, 03/01/31	6,295	8,256
Cox Communications 7.125%, 10/01/12	6,660	7,244
Deutsche Telecom 8.750%, 06/15/30	5,490	7,071
France Telecom 9.500%, 03/01/31	10,745	14,180
News America Holdings 7.700%, 10/30/25	8,600	10,114
Sprint Capital 8.750%, 03/15/32 (b)	4,905	6,225

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Time Warner Entertainment 8.375%, 07/15/33	$4,200	$5,116
Verizon Global Funding 7.750%, 12/01/30	2,440	2,922
Verizon Wireless 5.375%, 12/15/06	3,300	3,460
		76,834
Consumer Cyclical – 2.6%
DaimlerChrysler 6.500%, 11/15/13	4,965	5,394
Duty Free International 7.000%, 01/15/04 (e) (f)	2,442	146
Ford Motor Credit 7.000%, 10/01/13	10,945	11,571
General Motors 8.375%, 07/15/33	8,520	9,056
General Motors Acceptance 5.625%, 05/15/09	16,750	17,048
Liberty Media 2.670%, 09/17/06 (a)	7,240	7,325
		50,540
Consumer Non Cyclical – 1.5%
Bunge Limited Finance 5.350%, 04/15/14 (d)	7,965	7,999
Kraft Foods 4.625%, 11/01/06	9,850	10,136
Tyson Foods 7.250%, 10/01/06 3,755 4,026 8.250%, 10/01/11 (b)	6,500	7,699
		29,860
Electric – 2.2%
Duke Energy 6.450%, 10/15/32	5,970	6,256
MidAmerican Energy Holdings 5.875%, 10/01/12 (b)	8,845	9,335
Pacific Gas & Electric 6.050%, 03/01/34	2,430	2,453
Pepco Holdings 6.450%, 08/15/12	6,210	6,759
Progress Energy 6.850%, 04/15/12	5,010	5,602
TXU Energy 7.000%, 03/15/13	10,330	11,624
		42,029
Energy – 1.2%
Devon Financing 7.875%, 09/30/31	6,590	8,047
Gazprom International 7.201%, 02/01/20 (d)	5,170	5,235
Kerr-McGee 6.950%, 07/01/24 3,275 3,448 7.875%, 09/15/31 (b)	6,140	7,215
		23,945
Finance Companies – 2.2%
American General Finance 5.875%, 07/14/06	6,105	6,398
Capital One Bank 4.875%, 05/15/08 5,500 5,693 4.250%, 12/01/08	3,955	4,010
Countrywide Home Loans, Series L 4.000%, 03/22/11	11,405	11,029

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
International Lease Finance 4.500%, 05/01/08	$9,600	$9,856
Merrill Lynch Series B 5.360%, 02/01/07	6,355	6,646
		43,632
Foreign Agencies – 0.9%
KFW Bankengruppe 3.250%, 07/16/07	18,035	18,091
Natural Gas – 0.3%
Duke Energy Field Services 7.875%, 08/16/10	4,200	4,894
Sovereigns – 1.7%
Pemex Project 9.125%, 10/13/10	11,995	14,256
Pemex Project Funding Master Trust 7.375%, 12/15/14	5,795	6,311
United Mexican States 5.875%, 01/15/14 (b) 7,415 7,519 6.750%, 09/27/34	5,830	5,591
		33,677
Supranationals – 0.3%
Corporacion Andina De Fomento 5.200%, 05/21/13	5,545	5,558
Transportation – 0.2%
Hertz 7.625%, 06/01/12	3,300	3,578
Total Corporate Bonds (Cost $377,107)		381,145
U.S. Government & Agency Securities – 17.4%
U.S. Agency Debentures – 6.9%
FHLMC 3.250%, 02/25/08, Callable 02/25/05 @ 100 (b)	20,000	19,745
4.125%, 09/01/09, Callable 09/01/05 @ 100 (b)	21,180	21,158
FNMA 3.750%, 05/17/07, Callable 05/17/05 @ 100 (b)	40,710	40,939
7.250%, 01/15/10 (b)	8,595	9,970
5.250%, 08/01/12	24,000	24,790
4.625%, 10/15/14 (b)	19,450	19,379
		135,981
U.S. Treasuries – 10.5%
U.S. Treasury Bonds 2.375%, 01/15/25 (b) (j)	19,665	20,485
6.125%, 11/15/27 (b)	18,965	22,011
5.500%, 08/15/28 (b)	15,000	16,127
5.250%, 11/15/28	14,170	14,741
5.250%, 02/15/29 (b)	35,155	36,600
5.375%, 02/15/31 (b)	22,600	24,210
U.S. Treasury Notes
2.000%, 11/30/04 (b)	8,555	8,558
2.000%, 07/15/14, Callable 09/01/05 @ 100 (b) (j)	43,083	44,052
4.250%, 08/15/14, Callable 09/01/05 @ 100	17,970	18,155
		204,939
Total U.S. Government & Agency Securities (Cost $335,705)		340,920

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
CMO – Private Mortgage-Backed Securities – 9.8%
Adjustable Rate (a) – 5.1%
Granite Mortgages Series 2003-1, Cl 1C 3.080%, 01/20/43	$7,000	$7,142
MLCC Mortgage Investors Series 2003-G, Cl A3 2.834%, 01/25/29 (a)	15,754	16,227
Series 2003-H, Cl A3A 2.886%, 01/25/29 (a)	2,947	3,036
Series 2004-B, Cl A3 2.899%, 05/25/29	11,708	12,066
MLCC Mortgage Investors Series 2004-A, Cl A1 1.845%, 04/25/29	7,379	7,379
Sequoia Mortgage Trust Series 2004-3, Cl A 1.400%, 05/20/34 (g)	13,651	13,612
Series 2004-4, Cl X1 0.800%, 05/20/34 (g) (k)	326,886	3,761
Series 2004-5, Cl A1 2.757%, 06/20/34 (g)	15,316	15,703
Series 2004-7, Cl A2 2.923%, 08/20/34 (g)	12,269	12,613
Structured Mortgage Loan Trust Series 2004-11, Cl A 3.825%, 08/25/34	8,675	8,946
		100,485
Fixed Rate – 4.7%
Bank of America Mortgage Securities Series 2004-G, Cl 2A3 4.232%, 08/25/34	12,370	12,382
Series 2004-GG1, Cl A7 5.317%, 06/10/36 (b)	3,555	3,695
GRP/AG Real Estate Asset Trust Series 2003-1, Cl A 5.970%, 11/25/32 (g)	888	896
Series 2004-1, Cl A 3.960%, 03/25/09 (d) (g)	1,661	1,665
Residential Asset Mortgage Products Series 2003-SL1, Cl M1 7.319%, 04/25/31	8,959	9,467
Residential Asset Securitization Trust Series 2002-A12, Cl 1A1 5.200%, 11/25/32	5,135	5,155
Washington Mutual Series 2001-AR6, Cl A5 5.603%, 01/26/32	2,913	2,946
Series 2002-AR4, Cl A7 5.598%, 04/25/32	2,406	2,434
Series 2003-S10, Cl A2 5.000%, 10/25/18	14,129	14,165
Wells Fargo Mortgage Backed Securities Trust Series 2003-14, CI A1 4.750%, 12/25/18 (c)	12,476	12,482
Series 2003-D, Cl A1 4.906%, 02/25/33	10,002	10,094
Series 2004-N, Cl A3 4.154%, 08/25/34	16,045	16,061
Westam Mortgage Financial Series 11, Cl A 6.360%, 08/29/20	141	141
		91,583
Total CMO – Private Mortgage-Backed Securities (Cost $192,254)		192,068

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Asset-Backed Securities – 18.0%
Automotive – 4.2%
Capital Auto Receivables Asset Trust Series 2004-1, Cl A3 2.000%, 11/15/07	$17,610	$17,426
Capital One Auto Finance Trust Series 2001-A, Cl A4 5.400%, 05/15/08	8,104	8,217
Nissan Auto Receivables Owner Trust Series 2003-B, Cl A3 1.510%, 08/15/07	16,900	16,807
Onyx Acceptance Auto Trust Series 2003-D, Cl A3 2.400%, 12/15/07	2,625	2,617
Series 2004-A, Cl A3 2.190%, 03/17/08	13,575	13,459
WFS Financial Owner Trust Series 2003-2, Cl A3 1.760%, 01/21/08	12,025	11,977
World Omni Auto Receivables Trust Series 2001-B, Cl A4 4.490%, 08/20/08	11,122	11,247
		81,750
Commercial – 4.9%
Bank of America - First Union NB Commercial Mortgages Series 2001-3, Cl A1 4.890%, 04/11/37	8,568	8,869
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Cl A4 5.200%, 01/12/41	9,570	9,868
Commercial Mortgage Series 2004-CNL, Cl A1 2.060%, 09/15/06 (c) (d)	7,765	7,765
Deutsche Mortgage and Asset Receiving Series 1998-C1, Cl A2 6.538%, 06/15/31	10,003	10,688
GMAC Commercial Mortgage Securities Series 2004-C2, Cl A1 3.896%, 08/10/38	11,819	11,928
Greenwich Capital Commercial Funding Series 2003-C1, Cl A2 3.285%, 07/05/35	14,170	13,736
Morgan Stanley Capital Investments Series 1999-FNV1, Cl A1 6.120%, 03/15/31	6,141	6,433
Nomura Asset Securities Series 1998-D6, Cl A1B 6.590%, 03/15/30	12,400	13,550
Williams Street Funding Series 2004-4, Cl A 1.930%, 09/23/10 (d) (e)	13,890	13,890
		96,727
Credit Cards – 5.1%
American Express Credit Account Series 2004-4, Cl C 2.044%, 03/15/12 (d)	4,500	4,506
Bank One Issuance Trust Series 2002-A4, Cl A4 2.940%, 06/16/08	25,000	25,127
Capital One Multi-Asset Execution Trust Series 2003-A6, Cl A6 2.950%, 08/17/09	16,645	16,645

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Citibank Credit Card Issuance Trust Series 2003-A2, Cl A2 2.700%, 01/15/08	$11,825	$11,843
Series 2004-A3, Cl A3 1.729%, 07/24/11	21,000	21,000
MBNA Credit Card Master Note Trust Series 2003-C6, Cl C6 2.643%, 12/15/10	4,800	4,916
Providian Gateway Master Trust Series 2004-DA, Cl A 3.350%, 09/15/11 (d)	15,310	15,200
		99,237
Equipment Leases – 0.8%
CNH Equipment Trust Series 2003-B, Cl A3B 2.470%, 01/15/08	15,640	15,598
Home Equity – 3.0%
Amresco Residential Security Mortgage Series 1997-3, Cl A9 6.960%, 03/25/27	2,375	2,331
Contimortgage Home Equity Loan Trust Series 1997-3, Cl A8 7.580%, 08/15/28	1,216	1,257
Countrywide Series 2004-4, Cl 3A1 1.715%, 11/25/23 6,619 6,620 Series 2003-BC1, Cl A1 1.850%, 03/25/33	4,834	4,862
Countrywide Asset-Backed Certificates Series 2003-SC1, Cl M2 2.590%, 09/25/23 (a) (g)	5,000	5,024
First Franklin Mortgage Loan Series 2004-FFB, Cl A3 4.264%, 06/25/24	8,525	8,519
Saxon Asset Securities Trust Series 2004-1, Cl A 1.361%, 03/25/35 (a) (g)	9,558	9,575
Structured Asset Investment Loan Trust Series 2003-BC5, Cl 2A 1.955%, 06/25/33	8,263	8,269
Wells Fargo Home Equity Trust Series 2004-2, Cl AI2 3.450%, 09/25/34 (e)	12,330	12,303
		58,760
Transportation – 0.0%
Northwest Airlines Series 1997-1, Cl 1C 7.039%, 07/02/08	261	167
Total Asset-Backed Securities (Cost $352,226)		352,239
Municipal Bonds – 1.6%
Harris County, Toll Road 5.000%, 08/15/33	15,350	15,588
Miami-Dade County Aviation, Miami International Airport 5.000%, 10/01/37	15,350	15,586
Total Municipal Bonds (Cost $30,407)		31,174

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
CMO – U.S. Government Agency Mortgage-Backed Securities – 0.9%
Fixed Rate – 0.7%
FHLMC REMIC Series 1998-M1, Cl A2 6.250%, 01/25/08	$5,714	$6,069
Series 6, Cl C 9.050%, 06/15/19	60	60
Series 1022, Cl J 6.000%, 12/15/20	82	83
Series 162, Cl F 7.000%, 05/15/21	243	243
Series 188, Cl H 7.000%, 09/15/21	548	548
Series 1790, Cl A 7.000%, 04/15/22	231	241
Series 1723, Cl PJ 7.000%, 02/15/24 (b)	4,345	4,421
FNMA REMIC Series 1988-24, Cl G 7.000%, 10/25/18	132	139
Series 1989-44, Cl H 9.000%, 07/25/19	107	116
Series 1989-90, Cl E 8.700%, 12/25/19	18	20
Series 1990-30, Cl E 6.500%, 03/25/20	79	82
Series 1990-61, Cl H 7.000%, 06/25/20	87	92
Series 1990-72, Cl B 9.000%, 07/25/20	59	65
Series 1990-102, Cl J 6.500%, 08/25/20	76	80
Series 1990-105, Cl J 6.500%, 09/25/20	813	851
Series 1991-56, Cl M 6.750%, 06/25/21	328	345
Series 1992-120, Cl C 6.500%, 07/25/22	125	129
		13,584
Z-Bonds (h) – 0.2%
FHLMC REMIC Series 1118, Cl Z 8.250%, 07/15/21	137	138
FNMA REMIC Series 1991-134, Cl Z 7.000%, 10/25/21	564	584
Series 1996-35, Cl Z 7.000%, 07/25/26	2,771	2,910
		3,632
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $16,411)		17,216
Treasury Obligation – 0.1%
U. S. Treasury Bill 1.435%, 11/18/04 (i)	1,500	1,497
Total Treasury Obligation (Cost $1,497)		1,497

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Core Bond Fund (continued)

DESCRIPTION	CONTRACTS/ SHARES/PAR (000)	VALUE (000)
Options Purchased – 0.0%
Call Option Purchased – 0.0%
U.S. Treasury 5 Year Note, November 04 Futures Call, Expires 11/30/04, Exercise Price $112.00	451	$35
Put Options Purchased – 0.0%
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $106.50	89	1
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $107.00	1,188	37
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $109.00	900	169
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $109.50	450	134
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $105.00	185	3
		344
Total Options Purchased (Cost $2,218)		379
Affiliated Money Market Fund – 2.4%
First American Prime Obligations Fund, Cl Z (m)	46,836,807	46,837
Total Affiliated Money Market Fund (Cost $46,837)		46,837
Investments Purchased with Proceeds from Securities Lending – 38.4%
Commercial Paper – 12.4%
Bluegrass 1.881%, 5/18/05	$3,162	3,162
1.891%, 8/18/05	2,512	2,512
Concord Minutemen Capital 1.650%, 10/01/04	5,191	5,191
1.680%, 10/05/04	11,536	11,536
1.720%, 10/06/04	8,524	8,524
1.740%, 10/14/04	5,704	5,704
Descartes Funding Trust 1.760%, 11/15/04	6,409	6,409
Ford Credit Floor Plan 1.622%, 10/05/04	12,815	12,815
1.526%, 10/06/04	8,972	8,972
1.655%, 10/22/04	2,817	2,817
Goldman Sachs 1.975%, 1/18/05	6,409	6,409
Independence 1.830%, 4/15/05	7,921	7,921
Jupiter Securities Corp 1.793%, 10/21/04	24,361	24,361
Lakeside Funding 1.790%, 10/08/04	13,587	13,587
Landesbank Baden 1.480%, 11/12/04	2,558	2,558
Leaf's LLC 1.821%, 4/20/05	7,050	7,050
Liquid Funding 1.743%, 10/13/04	8,967	8,967
1.830%, 5/25/05	6,409	6,409

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
MBNA Credit 1.683%, 10/12/04	$6,229	$6,229
1.764%, 10/26/04	3,456	3,456
Main Street Warehouse 1.742%, 10/04/04	8,458	8,458
1.683%, 10/04/04	10,446	10,446
1.742%, 10/08/04	6,406	6,406
1.742%, 10/08/04	6,409	6,409
Mortgage Interest Network 1.752%, 10/12/04	4,227	4,227
1.763%, 10/14/04	4,483	4,483
Netexis Banques 1.700%, 12/16/04	6,383	6,383
Orchard Park 1.796%, 4/06/05	6,409	6,409
1.766%, 7/06/05	13,227	13,227
Park Granada LLC 1.622%, 10/01/04	11,279	11,279
1.743%, 10/13/04	7,302	7,302
Sigma Finance 1.512%, 11/29/04	3,194	3,194
Total Commercial Paper		242,812
Corporate Obligations – 10.3%
Allstate Life Global 1.780%, 10/14/05	12,818	12,818
1.750%, 10/14/05	3,204	3,204
Bayer Landbank NY 1.830%, 6/24/05	12,176	12,176
Blue Heron Funding 1.850%, 5/18/05	3,589	3,589
Castle Hill III 1.910%, 9/15/15	3,845	3,845
Depfa Bank PLC 1.860%, 6/15/05	6,406	6,406
Duke Funding VI 1.320%, 4/08/05	7,754	7,754
General Electric Capital Corporation 1.838%, 10/07/05	6,416	6,416
Jackson National Life 1.760%, 4/15/05	6,409	6,409
Jefferson Pilot 1.788%, 8/17/05	6,409	6,409
Liquid Funding 1.840%, 6/28/05	5,767	5,767
Merrill Lynch 1.696%, 10/01/05	5,385	5,385
Metlife Global Funding 1.800%, 10/14/05	12,819	12,819
1.880%, 10/28/05	7,690	7,690
Morgan Stanley 1.850%, 12/26/08	6,409	6,409
Natexis Banq NY 1.920%, 7/12/05	7,050	7,050
Northlake CDO 1.895%, 3/07/05	3,845	3,845
Premium Asset Trust 1.848%, 12/22/04	4,807	4,807
1.760%, 5/13/05	8,971	8,971
1.740%, 6/01/05	19,098	19,098
1.770%, 10/14/05	5,127	5,127
REMAC 1.840%, 9/29/05	7,050	7,050

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
RMAC 1.740%, 6/12/05	$7,394	$7,394
SMM Trust 2004 1.833%, 9/23/05	11,920	11,920
Societe Generale NYC 1.960%, 12/08/04	12,819	12,819
Svenska Handl 1.170%, 10/21/04	6,409	6,409
Total Corporate Obligations		201,586
Other Short-Term Investments – 2.7%
ARLO III Ltd 2.000%, 9/28/05	19,226	19,226
Commonwealth Life 2.115%, 12/31/04 (l)	6,471	6,471
General Electric Capital Assurance 1.980%, 1/19/05	2,564	2,564
HBOS Treasury Services 1.640%, 11/01/05	7,047	7,047
Security Life of Denver 1.900%, 12/30/04	16,663	16,663
Total Other Short-Term Investments		51,971
Repurchase Agreements – 13.0%
Bear Stearns 2.045%, dated 9/30/04, matures 10/01/04, repurchase price $12,818,412 (collateralized by Various Securities: Total Market Value $13,081,185)	12,818	12,818
Bear Stearns 2.060%, dated 9/30/04, matures 12/23/04, repurchase price $3863788 (collateralized by Various Securities: Total Market Value $3,923,584)	3,845	3,845
Citibank 1.945%, dated 9/30/04, matures 10/01/04, repurchase price $25,636,753 (collateralized by Corporate Securities: Total Market Value $27,146,612)	25,635	25,635
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $6,409,184 (collateralized by Various Securities: Total Market Value $6,551,541)	6,409	6,409
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $6,409,185 (collateralized by Various Securities: Total Market Value $6,537,106)	6,409	6,409
Greenwich Capital Markets 1.950%, dated 9/30/04, matures 10/01/04, repurchase price $38,455,136 (collateralized by U.S. Government Securities: Total Market Value $39,222,615)	38,453	38,453
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $8,972,884 (collateralized by Various Securities: Total Market Value $9,249,889)	8,972	8,972
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $3,845,522 (collateralized by Various Securities: Total Market Value $3,964,332)	3,845	3,845

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $3,845,522 (collateralized by Various Securities: Total Market Value $3,964,330)	$3,845	$3,845
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $9,613,804 (collateralized by Corporate Securities: Total Market Value $9,910,632)	9,613	9,613
Goldman Sachs 1.425%, dated 9/30/04, matures 10/18/04, repurchase price $16,033,521 (collateralized by Corporate Securities: Total Market Value $16,349,184)	16,022	16,022
Goldman Sachs 1.480%, dated 9/30/04, matures 10/18/04, repurchase price $9,620,377 (collateralized by Various Securities: Total Market Value $9,620,377)	9,613	9,613
Goldman Sachs 2.205%, dated 9/30/04, matures 3/07/05, repurchase price $6,470,864 (collateralized by Corporate Securities: Total Market Value $6,539,737)	6,409	6,409
Lehman Brothers 2.055%, dated 9/30/04, matures 10/01/04, repurchase price $25,636,832 (collateralized by Collateralized Mortgage Obligations: Total Market Value $26,148,076)	25,636	25,636
Lehman Brothers 1.910%, dated 9/30/04, matures 10/01/04, repurchase price $38,455,093 (collateralized by U.S. Government Securities: Total Market Value $39,222,733)	38,453	38,453
Lehman Brothers 1.935%, dated 9/30/04, matures 10/01/04, repurchase price $25,636,746 (collateralized by Collateralized Mortgage Obligations: Total Market Value $28,188,200)	25,636	25,636
Merrill Lynch 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $12,817,684 (collateralized by Corporate Securities: Total Market Value $13,458,846)	12,818	12,818
Total Repurchase Agreements		254,431
Total Investments Purchased with Proceeds from Securities Lending (Cost $750,800)		750,800
Total Investments – 141.0% (Cost $2,745,912)		2,757,777
Other Assets and Liabilities, Net – (41.0)%		(802,323)
Total Net Assets – 100.0%		$1,955,454

(a)  Variable Rate Security – The rate shown is the rate in effect as of
September 30, 2004.

(b)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a value of $729,884,792 at September 30, 2004. See note 2 in Notes to Financial Statements.

(c)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $78,055,617 or 4.0% of total net assets. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Core Bond Fund (concluded)

(d)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $62,706,631 or 3.2% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Securities considered illiquid or restricted. As of September 30, 2004, the value of these investments was $26,339,573 or 1.3% of total net assets. See note 2 in Notes to Financial Statements.

(f)  Security is fair valued. As of September 30, 2004, the fair value of these investments was $146,545 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)  Delayed Interest (Step-Bonds) – Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2004, based upon the estimated timing and amount of future interest and principal payments.

(h)  Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

(i)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(j)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k)  Interest only.

(l)  Security has demand features which qualify it as a short-term security. The date disclosed is the next put date.

(m)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

Cl – Class

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Eurodollar June 05 Futures	(235)	$ (28,680)	Jun. 05	$(268)
90 Day Eurodollar December 04 Futures	525	128,225	Dec. 04	377
90 Day Eurodollar December 05 Futures	(525)	(126,984)	Dec. 05	(1,108)
U.S. Treasury 5 Year December 04 Futures	(965)	(106,874)	Dec. 04	(71)
2 Year U.S. Treasury December 04 Futures	182	19,222	Dec. 04	(43)
10 Year U.S. Treasury December 04 Futures	(2,087)	(150,665)	Dec. 04	(594)
U.S. Treasury Long Bond December 04 Futures	765	40,445	Dec. 04	367
				$(1,340)

Corporate Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Bonds – 91.6%
Banking – 13.4%
Bank of America 6.250%, 04/15/12 (a)	$3,950	$4,363
CBA Capital Trust I, Callable 06/30/15 @ 100
5.805%, 12/31/49 (b)	985	1,010
Citigroup 5.625%, 08/27/12	1,470	1,574
Credit Suisse First Boston 5.875%, 08/01/06	3,000	3,152
7.125%, 07/15/32 (a)	985	1,159
First American Capital Trust I 8.500%, 04/15/12	740	850
HBOS Capital Funding, Callable 06/30/14 @ 100 6.071%, 12/29/49 (b) (c)	2,000	2,062
HSBC Capital Funding, Callable 06/30/10 @ 100 9.547%, 12/31/49 (b)	1,190	1,499
ING Capital Funding Trust III, Callable 12/31/10 @ 100 8.439%, 12/12/49	1,500	1,812
J. P. Morgan Chase 5.125%, 09/15/14	5,000	5,040
Mizuho Finance (Cayman), Callable 04/27/09 @ 100 8.375%, 01/14/49	1,500	1,623
NB Capital Trust IV, Callable 04/15/17 @ 103.85 8.250%, 04/15/27	2,100	2,429
North Fork Bancorp 5.875%, 08/15/12	1,975	2,111
Popular North America 3.875%, 10/01/08	1,470	1,483
Popular North American Capital Trust I 6.564%, 09/15/34	500	508
SOC General Real Estate, Callable 09/30/07 @ 100 7.640%, 12/29/49 (b) (c)	1,465	1,625
Wachovia 5.250%, 08/01/14	2,000	2,049
Wells Fargo, Callable 12/15/06 @ 103.98 7.960%, 12/15/26	2,000	2,241
		36,590
Basic Industry – 3.3%
Domtar 5.375%, 12/01/13 (a)	1,000	979
Dow Chemical 7.375%, 11/01/29	1,000	1,164
IMC Global, Series B 10.875%, 06/01/08	750	904
International Steel 6.500%, 04/15/14 (b)	1,050	1,050
MeadWestvaco 6.800%, 11/15/32	1,200	1,248
Nova Chemicals 6.500%, 01/15/12 (d)	1,000	1,022
Tembec Industries 8.500%, 02/01/11 (d)	980	1,029
Weyerhaeuser 6.750%, 03/15/12	1,500	1,682
		9,078

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Brokerage – 6.2%
Bear Stearns 7.800%, 08/15/07	$1,950	$2,181
Goldman Sachs 5.500%, 11/15/14	2,470	2,551
Goldman Sachs Capital I 6.345%, 02/15/34	1,500	1,507
Lehman Brothers Holdings 4.000%, 01/22/08	2,550	2,588
Merrill Lynch, Series C 4.125%, 01/15/09	2,950	2,958
Morgan Stanley 6.100%, 04/15/06	1,975	2,071
4.750%, 04/01/14	3,210	3,098
		16,954
Capital Goods – 3.1%
Allied Waste North America, Callable 04/15/08 @ 103.94 7.875%, 04/15/13	740	779
Boeing Capital 5.800%, 01/15/13	1,485	1,595
Case New Holland, Callable 08/01/07 @ 104.63 9.250%, 08/01/11 (b)	495	556
Goodrich 7.000%, 04/15/38	750	805
Honeywell International 6.125%, 11/01/11	2,000	2,187
Tyco International 6.875%, 01/15/29	980	1,099
Waste Management 6.875%, 05/15/09	1,290	1,439
		8,460
Communications – 14.5%
AT&T 8.050%, 11/15/11 (a)	1,000	1,120
AT&T Broadband 8.375%, 03/15/13	3,000	3,626
AT&T Wireless Services 7.500%, 05/01/07	985	1,085
8.750%, 03/01/31	980	1,285
BellSouth 6.550%, 06/15/34	1,000	1,051
British Sky Broadcasting 8.200%, 07/15/09	2,375	2,763
British Telecom 8.375%, 12/15/10	1,975	2,383
Cablevision Systems 8.000%, 04/15/12 (b)	980	1,022
Citizens Communications 8.500%, 05/15/06	1,000	1,069
Comcast Cable Communications 6.875%, 06/15/09	1,500	1,666
Cox Communications 7.125%, 10/01/12	2,225	2,420
Deutsche Telecom 8.500%, 06/15/10	1,480	1,775
8.750%, 06/15/30	1,485	1,913
France Telecom 9.500%, 03/01/31	1,265	1,669
News America Holdings 7.750%, 01/20/24	1,480	1,736
Qwest 8.875%, 03/15/12 (b)	1,000	1,102

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sprint Capital 8.375%, 03/15/12 (a)	$1,670	$2,022
8.750%, 03/15/32 (a)	1,235	1,567
Telefonos De Mexico SA de CV (Telmex), Series L 8.250%, 01/26/06	2,000	2,145
Time Warner Entertainment 8.375%, 07/15/33	870	1,060
Verizon Global Funding 7.250%, 12/01/10	1,485	1,710
7.750%, 12/01/30	1,980	2,371
Verizon Wireless 5.375%, 12/15/06	980	1,027
		39,587
Consumer Cyclical – 11.2%
AOL Time Warner 6.125%, 04/15/06	980	1,024
7.625%, 04/15/31	1,185	1,359
Centex 5.125%, 10/01/13	1,230	1,226
D. R. Horton 5.000%, 01/15/09	990	1,007
DaimlerChrysler 7.200%, 09/01/09	1,500	1,686
6.500%, 11/15/13	2,000	2,173
Ford Motor 7.450%, 07/16/31	1,555	1,526
Ford Motor Credit 7.375%, 10/28/09	2,170	2,376
7.250%, 10/25/11	3,400	3,678
7.000%, 10/01/13	820	867
General Motors 8.375%, 07/15/33	2,950	3,135
General Motors Acceptance 5.625%, 05/15/09	3,985	4,056
6.875%, 09/15/11	2,020	2,121
Liberty Media 2.670%, 09/17/06 (c)	1,250	1,265
Park Place Entertainment 8.125%, 05/15/11 (a)	1,000	1,150
Viacom 6.625%, 05/15/11	1,735	1,921
		30,570
Consumer Non Cyclical – 6.9%
American Greetings 6.100%, 08/01/28	1,485	1,556
Bunge Limited Finance 5.350%, 04/15/14 (b)	945	949
CIGNA 7.400%, 05/15/07	2,500	2,733
Delhaize America 9.000%, 04/15/31	990	1,205
Foster's Finance 4.875%, 10/01/14 (b) (e)	2,000	1,984
HCA Columbia Healthcare 8.750%, 09/01/10	1,000	1,171
Highmark 6.800%, 08/15/13 (b)	1,835	2,002
Kraft Foods 6.250%, 06/01/12	1,240	1,354
Kroger 7.500%, 04/01/31	980	1,136
Medco Health Solutions 7.250%, 08/15/13	1,110	1,226

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Tyson Foods 8.250%, 10/01/11 (a)	$1,485	$1,759
Wyeth 5.250%, 03/15/13	1,690	1,718
		18,793
Electric – 7.8%
AES 7.750%, 03/01/14	750	772
Consumers Energy, Series B 5.375%, 04/15/13	980	1,007
DTE Energy 7.050%, 06/01/11 (a)	1,500	1,693
FirstEnergy. Series C 7.375%, 11/15/31	935	1,053
FPL Group Capital 7.625%, 09/15/06	1,975	2,143
MidAmerican Energy Holdings 5.875%, 10/01/12	990	1,045
Monongahela Power 5.000%, 10/01/06	980	1,002
National Rural Utilities 7.250%, 03/01/12	2,000	2,312
Pacific Gas & Electric 6.050%, 03/01/34	840	848
Pepco Holdings 6.450%, 08/15/12	1,490	1,622
PPL Capital Funding 4.330%, 03/01/09	2,000	1,997
Progress Energy 7.000%, 10/30/31 (a)	1,000	1,092
Southern Capital Funding, Series A 5.300%, 02/01/07	720	752
TXU Energy 7.000%, 03/15/13	2,500	2,813
Western Resources 7.125%, 08/01/09	1,000	1,094
		21,245
Energy – 4.1%
Amerada Hess 7.300%, 08/15/31	1,240	1,347
Canadian Oil Sands 4.800%, 08/10/09 (b)	1,000	1,013
Devon Financing 7.875%, 09/30/31	1,000	1,221
Duke Capital 5.668%, 08/15/14	1,500	1,530
Encana Holdings Finance 5.800%, 05/01/14	1,000	1,059
Gazprom International SA 7.201%, 02/01/20 (b)	1,000	1,012
Kerr-McGee 7.875%, 09/15/31 (a)	1,530	1,798
Petrobas International 9.750%, 07/06/11	990	1,148
Sunoco 4.875%, 10/15/14	1,000	989
		11,117
Finance Companies – 5.9%
Core Investment Grade Trust 4.727%, 11/30/07	7,550	7,773
Countrywide Home Loans, Series L 4.000%, 03/22/11	1,795	1,736

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Household Finance 4.625%, 01/15/08	$1,675	$1,730
7.000%, 05/15/12	1,500	1,716
International Lease Finance 4.500%, 05/01/08	1,970	2,023
PHH 7.125%, 03/01/13 (a)	980	1,119
		16,097
Industrial Other – 0.6%
Thermo Electron 7.625%, 10/30/08	1,460	1,647
Insurance – 2.7%
AFC Capital Trust 8.207%, 02/03/27	500	503
Arch Capital Group 7.350%, 05/01/34	1,000	1,045
AXA 8.600%, 12/15/30	980	1,276
Fund American Companies 5.875%, 05/15/13	1,880	1,925
Marsh & McLennan 7.125%, 06/15/09	1,375	1,553
Zurich Capital Trust, Callable 06/01/07 @ 104.19 8.376%, 06/01/37 (b)	985	1,132
		7,434
Miscellaneous – 3.5%
Dow Jones 6.375%, 12/29/09 (b)	4,500	4,590
7.750%, 12/29/09 (b)	5,000	5,062
		9,652
Natural Gas – 1.1%
Duke Energy 7.875%, 08/16/10	980	1,142
Enterprise Products 5.600%, 10/15/14 (b) (e)	1,200	1,199
Kinder Morgan 7.300%, 08/15/33	625	695
		3,036
REITS – 2.1%
First Industrial 5.250%, 06/15/09	1,000	1,027
Heritage Property Investment Trust 5.125%, 04/15/14 (b)	1,000	968
HRPT Properties Trust, Callable 02/15/16 @ 100 6.250%, 08/15/16	1,000	1,030
Post Apartment Homes 6.850%, 03/16/15	1,075	1,085
Simon Property Group 7.750%, 01/20/11	1,450	1,682
		5,792
Sovereigns – 3.7%
Pemex Project 9.125%, 10/13/10	1,980	2,353
Pemex Project Funding Master Trust 6.125%, 08/15/08	990	1,044
7.375%, 12/15/14	4,000	4,356
United Mexican States 5.875%, 01/15/14 (a)	1,740	1,764
6.750%, 09/27/34	610	585
		10,102

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Technology – 0.6%
Eastman Kodak 7.250%, 11/15/13	$1,500	$1,650
Transportation – 0.9%
American Airlines, Series 2001-1, Cl A2 6.817%, 05/23/11 (a)	750	666
Continental Airlines, Series 2001-1, Cl B 7.033%, 06/15/11	799	627
Norfolk Southern 7.800%, 05/15/27	990	1,206
		2,499
Total Corporate Bonds (Cost $243,694)		250,303
U.S. Government & Agency Securities – 2.7%
U.S. Treasuries – 2.7%
U.S. Treasury Notes 3.125%, 04/15/09 (a)	1,365	1,356
4.250%, 08/15/14 (a)	6,000	6,056
Total U.S. Government & Agency Securities (Cost $7,398)		7,412
Asset-Backed Securities – 1.4%
Home Equity – 1.1%
Ace Securities Series 2003-OP1, Cl M3 2.740%, 12/25/33 (c)	1,500	1,518
GRMT Mortgage Loan Trust Series 2001-1A, Cl M1 7.772%, 07/20/31	1,500	1,580
		3,098
Manufactured Housing – 0.3%
Green Tree Financial Series 1996-8, Cl A7 8.050%, 10/15/27	692	752
Total Asset-Backed Securities (Cost $3,693)		3,850
CMO – Private Mortgage-Backed Security – 1.0%
Adjustable Rate (c) – 1.0%
MLCC Mortgage Investors Series 2003-H, Cl A3A 2.886%, 01/25/29	2,726	2,808
Total CMO – Private Mortgage-Backed Security (Cost $2,804)		2,808
Preferred Stock – 0.2%
United States – 0.2%
iStar Financial, Series G, Callable 12/19/08 @ 25 (REIT)	24,900	623
Total Preferred Stock (Cost $623)		623
Treasury Obligation – 0.1%
U. S. Treasury Bill 1.435%, 11/18/04 (f)	$260	259
Total Treasury Obligation (Cost $259)		259

Corporate Bond Fund (continued)

DESCRIPTION	CONTRACTS/ SHARES/PAR (000)	VALUE (000)
Options Purchased – 0.0%
Call Option Purchased – 0.0%
U.S. Treasury 5 Year Note, November 2004 Futures Call, Expires 11/30/04,
Exercise Price $112.00	59	$4
Put Options Purchased – 0.0%
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $106.50	12	-
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $107.00	154	5
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $109.00	120	23
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $109.50	60	18
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04, Exercise price $105.00	25	-
		46
Total Options Purchased (Cost $292)		50
Affiliated Money Market Fund – 2.0%
First American Prime Obligations Fund, Cl Z (h)	5,272,867	5,273
Total Affiliated Money Market Fund (Cost $5,273)		5,273
Investments Purchased with Proceeds from Securities Lending – 18.5%
Commercial Paper – 6.0%
Bluegrass 1.881%, 5/18/05	$213	213
1.891%, 8/18/05	170	170
Concord Minutemen Capital 1.650%, 10/01/04	350	350
1.680%, 10/05/04	779	779
1.720%, 10/06/04	575	575
1.740%, 10/14/04	385	385
Descartes Funding Trust
1.760%, 11/15/04	433	433
Ford Credit Floor Plan 1.622%, 10/05/04	865	865
1.526%, 10/06/04	606	606
1.655%, 10/22/04	190	190
Goldman Sachs
1.975%, 1/18/05	433	433
Independence 1.830%, 4/15/05	535	535
Jupiter Securities Corp 1.793%, 10/21/04	1,644	1,644
Lakeside Funding 1.790%, 10/08/04	917	917
Landesbank Baden 1.480%, 11/12/04	173	173
Leaf's LLC 1.821%, 4/20/05	476	476
Liquid Funding 1.743%, 10/13/04	605	605
1.830%, 5/25/05	433	433

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
MBNA Credit 1.683%, 10/12/04	$420	$420
1.764%, 10/26/04	233	233
Main Street Warehouse 1.742%, 10/04/04	571	571
1.683%, 10/04/04	705	705
1.742%, 10/08/04	432	432
1.742%, 10/08/04	433	433
Mortgage Interest Network 1.752%, 10/12/04	285	285
1.763%, 10/14/04	303	303
Netexis Banques 1.700%, 12/16/04	431	431
Orchard Park 1.796%, 4/06/05	433	433
1.766%, 7/06/05	893	893
Park Granada LLC 1.622%, 10/01/04	761	761
1.743%, 10/13/04	493	493
Sigma Finance 1.512%, 11/29/04	216	216
Total Commercial Paper		16,391
Corporate Obligations – 4.9%
Allstate Life Global 1.780%, 10/14/05	865	865
1.750%, 10/14/05	216	216
Bayer Landbank NY 1.830%, 6/24/05	822	822
Blue Heron Funding 1.850%, 5/18/05	242	242
Castle Hill III 1.910%, 9/15/15	260	260
Depfa Bank PLC 1.860%, 6/15/05	432	432
Duke Funding VI 1.320%, 4/08/05	523	523
General Electric Capital Corporation 1.838%, 10/07/05	433	433
Jackson National Life 1.760%, 4/15/05	433	433
Jefferson Pilot 1.788%, 8/17/05	433	433
Liquid Funding 1.840%, 6/28/05	389	389
Merrill Lynch 1.696%, 10/01/05	865	865
Metlife Global Funding 1.800%, 10/14/05	519	519
1.880%, 10/28/05	364	364
Morgan Stanley 1.850%, 12/26/08	433	433
Natexis Banq NY 1.920%, 7/12/05	476	476
Northlake CDO 1.895%, 3/07/05	260	260
Premium Asset Trust 1.848%, 12/22/04	324	324
1.760%, 5/13/05	606	606
1.740%, 6/01/05	1,289	1,289
1.770%, 10/14/05	346	346
REMAC 1.840%, 9/29/05	476	476

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
RMAC 1.740%, 6/12/05	$499	$499
SMM Trust 2004 1.833%, 9/23/05	805	805
Societe Generale NYC 1.960%, 12/08/04	865	865
Svenska Handl 1.170%, 10/21/04	433	433
Total Corporate Obligations		13,608
Other Short-Term Investments – 1.3%
ARLO III Ltd 2.000%, 9/28/05	1,298	1,298
Commonwealth Life 2.115%, 12/31/04 (g)	437	437
General Electric Capital Assurance 1.980%, 1/19/05	173	173
HBOS Treasury Services 1.640%, 11/01/05	475	475
Security Life of Denver 1.900%, 12/30/04	1,125	1,125
Total Other Short-Term Investments		3,508
Repurchase Agreements – 6.3%
Bear Stearns 2.045%, dated 9/30/04, matures 10/01/04, repurchase price $865,292 (collateralized by Various Securities: Total Market Value $883,031)	865	865
Bear Stearns 2.060%, dated 9/30/04, matures 12/23/04, repurchase price $260,821 (collateralized by Various Securities: Total Market Value $264,857)	260	260
Citibank 1.945%, dated 9/30/04, matures 10/01/04, repurchase price $1,730,580 (collateralized by Corporate Securities: Total Market Value $1,832,501)	1,730	1,730
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $432,645 (collateralized by Various Securities: Total Market Value $442,254)	432	432
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $432,645 (collateralized by Various Securities: Total Market Value $441,280)	433	433
Greenwich Capital Markets 1.950%, dated 9/30/04, matures 10/01/04, repurchase price $2,595,870 (collateralized by U.S. Government Securities: Total Market Value $2,647,678)	2,596	2,596
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $605,704 (collateralized by Various Securities: Total Market Value $624,403)	605	605
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $259,588 (collateralized by Various Securities: Total Market Value $267,608)	260	260

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Corporate Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $259,588 (collateralized by Various Securities: Total Market Value $267,608)	$260	$260
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $648,969 (collateralized by Corporate Securities: Total Market Value $669,006)	649	649
Goldman Sachs 1.425%, dated 9/30/04, matures 10/18/04, repurchase price $1,082,325 (collateralized by Corporate Securities: Total Market Value $1,103,633)	1,082	1,082
Goldman Sachs 1.480%, dated 9/30/04, matures 10/18/04, repurchase price $649,413 (collateralized by Corporate Securities: Total Market Value $669,006)	649	649
Goldman Sachs 2.205%, dated 9/30/04, matures 3/07/05, repurchase price $436,808 (collateralized by Corporate Securities: Total Market Value $441,457)	433	433
Lehman Brothers 2.055%, dated 9/30/04, matures 10/01/04, repurchase price $1,730,585 (collateralized by Collateralized Mortgage Obligations: Total Market Value $1,765,096)	1,730	1,730
Lehman Brothers 1.910%, dated 9/30/04, matures 10/01/04, repurchase price $2,595,868 (collateralized by U.S. Government Securities: Total Market Value $2,647,686)	2,596	2,596
Lehman Brothers 1.935%, dated 9/30/04, matures 10/01/04, repurchase price $1,730,580 (collateralized by Collateralized Mortgage Obligations: Total Market Value $1,902,813)	1,730	1,730
Merrill Lynch 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $865,290 (collateralized by Corporate Securities: Total Market Value $908,524)	865	865
Total Repurchase Agreements		17,175
Total Investments Purchased with Proceeds from Securities Lending (Cost $50,682)		50,682
Total Investments – 117.5% (Cost $314,718)		321,260
Other Assets and Liabilities, Net – (17.5)%		(47,944)
Total Net Assets – 100.0%		$273,316

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a value of $49,122,851 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $29,837,550 or 10.9% of total net assets. See note 2 in Notes to Financial Statements.

Corporate Bond Fund (concluded)

(c)  Variable Rate Security – The rate shown is the rate in effect as of
September 30, 2004.

(d)  Represents a foreign high yield (non-investment grade) bond. On September 30, 2004, the value of these investments was $2,051,230, which represents 0.8% of total net assets.

(e)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $3,198,978 or 1.2% of total net assets. See note 2 in Notes to Financial Statements.

(f)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(g)  Security has demand features which qualify it as a short-term security. The date disclosed is the next put date.

(h)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

Cl – Class

CMO – Collateralized Mortgage Obligation

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Eurodollar June 05 Futures	(30)	$(3,646)	Jun. 05	$(34)
90 Day Eurodollar December 04 Futures	75	18,318	Dec. 04	54
90 Day Eurodollar December 05 Futures	(75)	(18,141)	Dec. 05	(158)
U.S. Treasury 5 Year December 04 Futures	(265)	(29,348)	Dec. 04	(20)
10 Year U.S. Treasury December 04 Futures	(314)	(35,364)	Dec. 04	(336)
U.S. Treasury Long Bond December 04 Futures	190	21,322	Dec. 04	231
				$(263)

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

High Income Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
High Yield Corporate Bonds – 93.2%
Banking – 0.4%
Chevy Chase Bank, Callable 12/01/08 @ 103.44 6.875%, 12/01/13	$500	$507
First American Capital Trust I 8.500%, 04/15/12	750	861
		1,368
Basic Industry – 14.8%
Abitibi-Consolidated 8.550%, 08/01/10 (b)	2,750	2,994
7.750%, 06/15/11 (b)	1,000	1,046
AK Steel, Callable 06/15/07 @ 103.875 7.750%, 06/15/12 (c)	1,500	1,466
Alpha Natural Resources, Callable 06/01/08 @ 105 10.000%, 06/01/12 (a)	1,000	1,115
BCP Caylux, Callable 06/15/09 @ 104.81 9.625%, 06/15/14 (a)	2,000	2,160
Borden U.S. Financial, Callable 07/15/09 @ 104.50 9.000%, 07/15/14 (a)	1,500	1,575
Bowater Canada
7.950%, 11/15/11 (b) (c)	2,000	2,147
Caraustar Industries, Callable 04/01/06 @ 105.25 9.875%, 04/01/11 (c)	2,000	2,140
Consolidated Energy
7.875%, 03/01/12	1,000	1,115
Equistar Chemical Funding
10.125%, 09/01/08 (c)	2,250	2,526
Geon 7.500%, 12/15/15	1,000	882
Georgia-Pacific 8.125%, 05/15/11 (c)	1,000	1,165
8.875%, 05/15/31	1,000	1,210
Gerdau Ameristeel, Callable 07/15/07 @ 105.38 10.375%, 07/15/11 (c)	1,000	1,137
Huntsman ICI Chemicals, Callable 12/02/04 @ 105.06 10.125%, 07/01/09 (c)	1,000	1,050
Callable 07/15/08 @ 105.75 11.500%, 07/15/12 (a)	2,000	2,200
Callable 10/18/04 @ 52.34 16.160%, 12/31/09 (l)	1,000	530
IMC Global, Series B 10.875%, 06/01/08	2,000	2,410
International Steel 6.500%, 04/15/14 (a)	2,000	2,000
JSG Funding, Callable 10/01/07 @ 104.81 9.625%, 10/01/12 (b)	1,000	1,130
Lyondell Chemical, Callable 10/01/04 @ 105.44 10.875%, 05/01/09 (c)	1,500	1,590
Nalco, Callable 11/15/07 @ 103.88 7.750%, 11/15/11	1,000	1,061

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Nova Chemicals 6.500%, 01/15/12	$1,000	$1,022
OM Group, Callable 12/15/06 @ 104.63 9.250%, 12/15/11	1,500	1,567
Polyone 8.875%, 05/01/12	1,300	1,326
Rhodia 10.250%, 06/01/10	1,000	1,035
Stone Container, Callable 07/01/07 @ 104.19 8.375%, 07/01/12	2,000	2,200
Tembec Industries 8.500%, 02/01/11 (b)	2,070	2,173
USEC 6.625%, 01/20/06	1,000	1,007
		44,979
Brokerage – 0.2%
E*Trade Financial, Callable 06/15/08 @ 104 8.000%, 06/15/11 (a)	750	780
Capital Goods – 6.5%
Allied Waste North America, Callable 02/15/09 @ 103.06 6.125%, 02/15/14	1,000	935
Callable 04/15/08 @ 103.94 7.875%, 04/15/13	2,000	2,105
Anchor Glass Container, Callable 02/15/08 @ 105.50 11.000%, 02/15/13	1,000	1,140
BE Aerospace, Callable 10/01/04 @ 104.75 9.500%, 11/01/08 (c)	1,000	1,032
Case New Holland, Callable 08/01/07 @ 104.63 9.250%, 08/01/11 (a)	2,000	2,245
Crown European Holdings, Callable 03/01/07 @ 104.75 9.500%, 03/01/11 (b)	1,000	1,115
Graham Packaging 8.500%, 10/15/12 (a) (d)	250	254
Graham Packaging Callable 10/15/09 @ 104.94 9.875%, 10/15/14 (a) (d)	750	768
Greif Brothers, Callable 08/01/07 @ 104.44 8.875%, 08/01/12	700	777
L-3 Communications, Callable 07/15/08 @ 103.06 6.125%, 07/15/13 (c)	500	506
Callable 01/15/09 @ 103.06 6.125%, 01/15/14	500	506
Owens-Brockway Glass Container, Callable 02/15/06 @ 104.44 8.875%, 02/15/09	1,000	1,087
Owens-Illinois 8.100%, 05/15/07	2,000	2,100
Sequa 9.000%, 08/01/09	1,000	1,097
Terex, Callable 01/15/09 @ 103.69 7.375%, 01/15/14	500	525

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Texas Industries, Callable 06/15/07 @ 105.13 10.250%, 06/15/11 (c)	$800	$920
United Rentals of North America, Callable 02/15/08 @ 103.25 6.500%, 02/15/12	1,000	962
Callable 02/15/09 @ 103.50 7.000%, 02/15/14	1,750	1,557
		19,631
Communications – 17.8%
Alamosa Delaware, Callable 07/31/07 @ 105.50 11.000%, 07/31/10	650	736
American Tower, Callable 02/01/05 @ 104.69 9.375%, 02/01/09 (c)	742	791
Callable 05/01/08 @ 103.75 7.500%, 05/01/12	250	255
AT&T 8.050%, 11/15/11	2,000	2,240
8.750%, 11/15/31	2,000	2,183
Cablevision Systems 8.000%, 04/15/12 (a)	2,000	2,085
CCO Holdings, Callable 11/15/08 @ 104.38 8.750%, 11/15/13	1,000	977
Centennial Communications, Callable 06/15/08 @ 105.06 10.125%, 06/15/13 (c)	500	527
Charter Communications Holdings 8.000%, 04/30/12 (a)	2,000	1,992
Charter Communications Holdings, Callable 10/01/04 @ 104.31 8.625%, 04/01/09 (c)	2,000	1,545
Callable 09/15/08 @ 105.12 10.250%, 09/15/10	1,000	1,017
Citizens Communications 9.250%, 05/15/11	2,000	2,194
Crown Castle International, Callable 08/01/05 @ 105.38 10.750%, 08/01/11 (c)	500	556
CSC Holdings 7.875%, 02/15/18	500	519
Series B 7.625%, 04/01/11	1,000	1,050
Dex Media East, Callable 11/15/07 @ 106.06 12.125%, 11/15/12	324	402
Dex Media West, Callable 08/15/08 @ 104.94 9.875%, 08/15/13	500	587
Dex Media, Callable 11/15/08 @ 104.50 0.000%, 11/15/13 (j)	1,000	730
DirecTV Holdings, Callable 03/15/08 @ 104.19 8.375%, 03/15/13	2,000	2,280
Dobson Communications, Callable 10/01/08 @ 104.44 8.875%, 10/01/13 (c)	500	325
Echostar 6.625%, 10/01/14 (a) (d)	2,000	1,980

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Granite Broadcasting, Callable 12/01/06 @ 109.75 9.750%, 12/01/10	$1,000	$917
Horizon PCS, Callable 07/15/08 @ 105.69 11.375%, 07/15/12 (a)	900	936
Houghton Mifflin, Callable 02/01/08 @ 104.94 9.875%, 02/01/13 (c)	1,000	1,050
Insight Midwest, Callable 11/01/05 @ 105.25 10.500%, 11/01/10	500	549
IPSC Escrow, Callable 05/01/08 @ 105.75 11.500%, 05/01/12 (a)	1,000	1,065
Level 3 Communications, Callable 10/01/04 @ 104.56 9.125%, 05/01/08 (c)	2,000	1,480
MCI, Callable 05/01/05 @ 102.45 5.908%, 05/01/07	1,000	991
Callable 05/01/09 @ 103.37 7.735%, 05/01/14	2,500	2,362
Nextel Communications, Callable 11/15/04 @ 104.69 9.375%, 11/15/09	1,000	1,056
Callable 03/15/09 @ 102.98 5.950%, 03/15/14	1,000	985
Callable 08/01/08 @ 103.69 7.375%, 08/01/15	500	536
Nextel Partners, Callable 07/01/07 @ 104.06 8.125%, 07/01/11 (c)	1,000	1,062
Panamsat, Callable 08/15/09 @ 104.50 9.000%, 08/15/14 (a)	1,000	1,040
Callable 11/01/09 @ 105.19 0.000%, 11/01/14 (a) (d) (j)	1,700	992
Paxson Communications, Callable 07/15/05 @ 105.38 10.750%, 07/15/08 (c)	750	752
Primedia, Callable 05/15/06 @ 104.44 8.875%, 05/15/11	800	796
Qwest 8.875%, 03/15/12 (a) (c)	2,000	2,205
Qwest, Callable 10/01/04 @ 103.36 7.500%, 06/15/23	1,000	905
Qwest Services, Callable 12/15/05 @ 106.50 13.000%, 12/15/07 (a)	1,000	1,144
Callable 12/15/06 @ 106.75 13.500%, 12/15/10 (a)	2,000	2,342
R. H. Donnelley Finance, Callable 12/15/07 @ 105.44 10.875%, 12/15/12 (a)	1,000	1,212
Rogers Cable 6.250%, 06/15/13 (b)	1,000	978
Rogers Wireless 6.375%, 03/01/14	1,000	920
SBA Communications, Callable 12/15/07 @ 104.88 9.750%, 12/15/11	1,000	815

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Shaw Communications 8.250%, 04/11/10 (b)	$1,000	$1,132
Sinclair Broadcast Group, Callable 03/15/07 @ 104 8.000%, 03/15/12	1,000	1,048
		54,241
Consumer Cyclical – 14.7%
AMC Entertainment, Callable 03/01/09 @ 104.00 8.000%, 03/01/14 (a)	1,000	940
Arvinmeritor 8.750%, 03/01/12	500	556
Asbury Automotive Group, Callable 06/15/07 @ 104.50 9.000%, 06/15/12	1,000	1,055
Beazer Homes USA, Callable 04/15/07 @ 104.19 8.375%, 04/15/12	1,000	1,100
Buffets, Callable 07/15/06 @ 105.63 11.250%, 07/15/10	500	530
Collins & Aikman Products 12.875%, 08/15/12 (a)	1,000	915
D. R. Horton 5.000%, 01/15/09	500	509
Dana 6.500%, 03/01/09	1,000	1,059
Dominos, Series B, Callable 07/01/07 @ 104.13 8.250%, 07/01/11	547	589
Duane Reade, Callable 08/01/08 @ 104.88 9.750%, 08/01/11 (a)	1,000	953
Dura Operating, Series B, Callable 04/15/07 @ 104.31 8.625%, 04/15/12 (c)	1,500	1,489
Felcor Lodging (REIT) 8.500%, 06/01/11 (c)	500	550
Glenoit, Callable 10/01/04 @ 103.67 11.000%, 04/15/07 (e) (f)	100	-
Goodyear Tire & Rubber 7.857%, 08/15/11 (c)	1,000	943
Hilton Hotels 8.250%, 02/15/11	1,000	1,185
Host Marriott, Callable 11/01/08 @ 103.56 (REIT) 7.125%, 11/01/13	1,000	1,048
Inn of the Mountain Gods Resort, Callable 11/15/07 @ 106 12.000%, 11/15/10	1,000	1,140
IMAX, Callable 12/01/07 @ 104.81 9.625%, 12/01/10 (a) (b) (c)	1,000	995
Isle of Capri Casinos, Callable 03/01/09 @ 103.50 7.000%, 03/01/14	1,000	1,005
J.C. Penney 8.000%, 03/01/10	1,000	1,137
7.950%, 04/01/17	1,000	1,155
Jean Coutu Group, Callable 08/01/09 @ 104.25 8.500%, 08/01/14 (a)	1,000	993

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
KB Home 5.750%, 02/01/14	$1,000	$990
Levi Strauss 7.000%, 11/01/06 (c)	1,000	998
Mandalay Resort Group 9.375%, 02/15/10	1,000	1,145
Series B 10.250%, 08/01/07 (c)	1,000	1,135
Meristar Hospitality 9.125%, 01/15/11	1,000	1,048
MGM Mirage 8.375%, 02/01/11 (c)	2,000	2,205
5.875%, 02/27/14	1,000	960
Oxford Industries, Callable 06/01/07 @ 104.44 8.875%, 06/01/11 (a)	500	541
Park Place Entertainment 8.875%, 09/15/08 (c)	1,000	1,138
7.875%, 03/15/10	1,000	1,128
Penn National Gaming, Callable 03/15/06 @ 104.44 8.875%, 03/15/10	1,000	1,100
Rite Aid 7.125%, 01/15/07 (c)	1,000	1,005
Royal Caribbean Cruises 8.000%, 05/15/10 (b)	1,000	1,128
Russell, Callable 05/01/06 @ 104.63 9.250%, 05/01/10	500	543
Saks 7.500%, 12/01/10	500	536
Schuler Homes, Callable 07/15/05 @ 104.69 9.375%, 07/15/09	1,000	1,090
Service Corporation International 7.700%, 04/15/09	1,000	1,080
Shaw Group, Callable 03/15/07 @ 105.38 10.750%, 03/15/10 (c)	1,000	1,048
Six Flags, Callable 04/15/08 @ 104.88 9.750%, 04/15/13 (c)	1,000	950
Tenneco Automotive, Series B, Callable 10/15/04 @ 105.81 11.625%, 10/15/09 (c)	1,000	1,055
Toys R Us 7.375%, 10/15/18	2,000	1,875
Warnaco, Callable 06/15/08 @ 104.44 8.875%, 06/15/13	500	556
WCI Communities, Callable 05/01/07 @ 104.56 9.125%, 05/01/12 (c)	1,000	1,113
Wynn Las Vegas, Callable 11/01/06 @ 112 12.000%, 11/01/10 (c)	483	595
		44,808
Consumer NonCyclical – 7.6%
Alliance Imaging, Callable 04/15/06 @ 105.19 10.375%, 04/15/11 (c)	1,000	1,080
Athena Neurosciences Financial 7.250%, 02/21/08	1,000	1,014

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Dade Behring, Callable 10/03/05 @ 105.96 11.910%, 10/03/10	$4	$4
Del Monte, Callable 12/15/07 @ 104.31 8.625%, 12/15/12	1,000	1,115
Delhaize America 9.000%, 04/15/31	2,000	2,434
Dole Foods, Callable 03/15/07 @ 104.44 8.875%, 03/15/11	1,000	1,093
Elizabeth Arden, Callable 01/15/09 @ 103.88 7.750%, 01/15/14 (a)	500	525
Fisher Scientific International
Callable 05/01/07 @ 104.06 8.125%, 05/01/12	869	971
Callable 08/15/09 @ 103.38 6.750%, 08/15/14 (a)	500	525
HCA 5.750%, 03/15/14	1,000	991
HCA Columbia Healthcare 8.750%, 09/01/10	2,000	2,343
Iasis Healthcare Capital, Callable 06/15/09 @ 104.38 8.750%, 06/15/14 (a)	1,000	1,048
Medco Health Solutions 7.250%, 08/15/13	1,000	1,104
Prestige Brands, Callable 04/15/08 @ 104.63 9.250%, 04/15/12 (a)	1,000	980
Roundy's, Callable 06/15/07 @ 104.44 8.875%, 06/15/12	1,000	1,080
Sealy Mattress, Callable 06/15/09 @ 104.13 8.250%, 06/15/14	1,250	1,259
Simmons, Callable 01/15/09 @ 103.94 7.875%, 01/15/14 (a) (c)	600	624
Stater Brothers Holdings, Callable 06/15/08 @ 104.06 8.125%, 06/15/12 (a)	1,000	1,045
Swift & Co., Callable 10/01/06 @ 106.25 12.500%, 01/01/10	750	829
Tenet Healthcare 6.500%, 06/01/12	1,000	893
Triad Hospitals, Callable 11/15/08 @ 103.50 7.000%, 11/15/13	1,000	1,013
U.S. Oncology, Callable 08/15/08 @ 104.50 9.000%, 08/15/12 (a)	750	780
Vanguard Health Holding, Callable 10/01/09 @ 104.50 9.000%, 10/01/14 (a)	500	503
		23,253
Electric – 9.3%
AES 9.375%, 09/15/10 (c)	2,000	2,255
7.750%, 03/01/14 (c)	685	706
Allegheny Energy Supply 8.250%, 04/15/12 (a) (c)	1,000	1,105

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Calpine, Callable 11/08/04 @ 100 8.750%, 07/15/07 $1,500 $1,193 Callable 07/15/07 @ 104.25 8.500%, 07/15/10 (a)	2,500	1,909
Calpine Generating 11.500%, 04/01/11 (a)	1,000	870
CMS Energy 7.500%, 01/15/09 (c)	2,000	2,100
Dynegy Holdings, Callable 07/15/08 @ 105.06 10.125%, 07/15/13 (a)	1,000	1,146
Dynegy-Roseton Danskamme Series A 7.270%, 11/08/10	1,000	1,010
Series B 7.670%, 11/08/16	2,000	1,905
Empresa Nacional de Electricidad 8.350%, 08/01/13 (b)	1,000	1,121
FirstEnergy, Series C 7.375%, 11/15/31	1,500	1,689
Homer City Funding 8.137%, 10/01/19	990	1,090
Illinova, Callable 12/15/06 @ 105.75 11.500%, 12/15/10	1,000	1,201
Midwest Generation, Callable 05/01/09 @ 104.38 8.750%, 05/01/34	700	761
Mirant Mid-Atlantic, Series C 10.060%, 12/30/28	952	1,019
Mission Energy Holdings 13.500%, 07/15/08	500	633
Nevada Power, Series E, Callable 10/15/06 @ 105.44 10.875%, 10/15/09	1,000	1,163
NRG Energy, Callable 12/15/08 @ 104 8.000%, 12/15/13 (a)	1,000	1,070
Reliant Resources, Callable 07/15/07 @ 104.63 9.250%, 07/15/10	1,500	1,609
Sierra Pacific Resources, Callable 03/15/09 @ 104.31 8.625%, 03/15/14 (a)	1,500	1,619
Teco Energy 7.200%, 05/01/11	1,000	1,065
		28,239
Energy – 4.4%
Amerada Hess 7.875%, 10/01/29	1,000	1,154
Belden & Blake, Callable 07/15/08 @ 104.38 8.750%, 07/15/12 (a)	1,000	1,058
Bluewater Finance, Callable 02/15/07 @ 105.13 10.250%, 02/15/12 (b)	2,000	2,165
J. Ray McDermott, Callable 12/15/08 @ 105.50 11.000%, 12/15/13 (a) (b)	1,500	1,635
Lone Star Technologies, Callable 06/01/06 @ 104.50 9.000%, 06/01/11	1,000	1,073

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Parker Drilling, Series B, Callable 11/15/04 @ 105.06 10.125%, 11/15/09 (c)	$419	$446
Petrobras International Financie 7.750%, 09/15/14	1,000	995
Petroleum Geo-Services, Callable 11/05/07 @ 105 10.000%, 11/05/10 (b)	1,000	1,133
Premcor Refining, Callable 02/01/08 @ 103.88 7.750%, 02/01/12	1,360	1,482
Range Resources, Callable 07/15/08 @ 103.69 7.375%, 07/15/13	1,300	1,362
United Refining, Callable 08/15/08 @ 105.25 10.500%, 08/15/12 (a)	1,000	980
		13,483
Finance Companies – 0.2%
Dollar Financial Group, Callable 11/15/07 @ 104.88 9.750%, 11/15/11	350	371
Finova Group 7.500%, 11/15/09	810	399
		770
Industrial Other – 0.3%
Amsted Industries, Callable 10/15/07 @ 105.13 10.250%, 10/15/11 (a)	800	882
Diamond Brands Operating, Callable 10/01/04 @ 105.06 10.125%, 04/15/08 (e) (f) (i)	50	-
		882
Insurance – 0.7%
AFC Capital Trust 8.207%, 02/03/27	1,000	1,007
Ohio Casualty 7.300%, 06/15/14	1,000	1,048
		2,055
Miscellaneous – 7.4%
Dow Jones 6.375%, 12/29/09 (a)	12,000	12,240
7.750%, 12/29/09 (a)	7,000	7,088
Trac-X EM 6.500%, 12/20/08 (a)	3,000	3,090
		22,418
Natural Gas – 4.6%
El Paso 6.950%, 12/15/07 (c)	1,000	1,005
7.750%, 01/15/32	1,500	1,313
El Paso Natural Gas, Callable 08/01/07 @ 103.81 7.625%, 08/01/10	1,400	1,509
Enterprise Products 5.600%, 10/15/14 (a) (d)	1,000	1,002
6.875%, 03/01/33	1,000	1,024
6.650%, 10/15/34	1,000	1,000
Gulfterra Energy Partners, Callable 12/01/07 @ 105.31 10.625%, 12/01/12	671	849

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sonat 6.750%, 10/01/07 (c)	$1,000	$988
Tennessee Gas Pipeline 7.500%, 04/01/17	1,500	1,560
Williams 6.750%, 04/15/09 (a)	2,500	2,606
7.750%, 06/15/31	1,000	1,015
		13,871
REITS – 0.3%
LNR Property, Callable 07/15/08 @ 103.81 7.625%, 07/15/13	800	874
Sovereigns – 0.5%
Federal Republic of Brazil 8.250%, 01/20/34	500	447
Jamaica Government 10.625%, 06/20/17	1,000	975
		1,422
Technology – 2.6%
Avnet 9.750%, 02/15/08	1,000	1,140
Flextronics International, Callable 05/15/08 @ 103.25 6.500%, 05/15/13 (b) (c)	1,000	1,020
Freescale Semiconductor, Callable 07/15/08 @ 103.44 6.875%, 07/15/11 (a)	1,000	1,035
IOS Capital 7.250%, 06/30/08	85	90
Iron Mountain
Callable 01/15/08 @ 103.87 7.750%, 01/15/15	500	536
Callable 04/01/06 @ 104.31 8.625%, 04/01/13	500	544
Lucent Technologies 5.500%, 11/15/08 (c)	1,000	1,000
Nortel Networks 6.125%, 02/15/06 (b)	1,000	1,020
Xerox 9.750%, 01/15/09 (c)	500	583
7.200%, 04/01/16	1,000	1,025
		7,993
Transportation – 0.9%
Continental Airlines, Series 2001-1, Cl B 7.033%, 12/15/12	811	637
Delta Air Lines, Series 2000-1, Cl B 7.920%, 05/18/12	1,000	500
Laidlaw International, Callable 06/15/07 @ 105.38 10.750%, 06/15/11	750	855
Northwest Airlines 7.875%, 03/15/08	1,000	690
		2,682
Total High Yield Corporate Bonds (Cost $271,425)		283,749
Corporate Bonds – 1.0%
Energy – 0.7%
Gazprom International SA 7.201%, 02/01/20 (a)	2,000	2,025

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Transportation – 0.3%
American Airlines, Series 1999-1, Cl A2 7.024%, 04/15/11	$1,000	$983
Total Corporate Bonds (Cost $2,898)		3,008
U.S. Government & Agency Securities – 0.9%
U.S. Treasuries – 0.9%
U.S. Treasury Notes 2.000%, 11/30/04 (c)	1,000	1,000
4.750%, 05/15/14 (c)	1,500	1,575
Total U.S. Government & Agency Securities (Cost $2,494)		2,575
Preferred Stocks – 0.4%
United States – 0.4%
Alamosa Holdings, Series B, Callable 11/10/06 @ 312.50	1	590
iStar Financial, Series G, Callable 12/19/08 @ 25 (REIT)	20,000	500
Nebco Evans Holdings (PIK) (f) (h) (i)	300	-
Pegasus Communications Fractional Shares (e) (f) (h) (i)	15,109	-
Total Preferred Stocks (Cost $831)		1,090
Common Stocks – 0.0%
Bermuda – 0.0%
NII Holdings, Class B (c) (h)	1,869	77
United States – 0.0%
Viatel Holdings (e) (h) (i)	338	-
Total Common Stocks (Cost $148)		77
U.S. Government Agency Mortgage-Backed Security – 0.0%
Fixed Rate – 0.0%
FNMA Pool 6.695%, 08/01/05, #109031	$35	35
Total U.S. Government Agency Mortgage-Backed Security (Cost $35)		35
Asset-Backed Security – 0.0%
Manufactured Housing – 0.0%
Green Tree Financial Series 1998-1, Cl A1 6.040%, 11/01/29	15	15
Total Asset-Backed Security (Cost $15)		15
Warrants – 0.0%
Canada – 0.0%
AT&T Canada, Expires 08/15/07 (e) (h) (i)	100	-
United States – 0.0%
Sterling Chemical Holdings, Expires 08/15/08 (e) (h) (i)	100	-
UIH Australia Pacific, Expires 05/15/06 (e) (h) (i)	150	-
		-
Total Warrants (Cost $3)		-

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)/ CONTRACTS/SHARES	VALUE (000)
Treasury Obligation – 0.0%
U. S. Treasury Bill 1.559%, 11/18/04 (g)	$50	$50
Total Treasury Obligation (Cost $50)		50
Options Purchased – 0.0%
Call Options Purchased 0.0%
U.S. Treasury 5 Year Note November 04 Futures Call, Expires 11/30/04, Exercise price $112.00	63	5
Put Options Purchased 0.0%
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $106.50	13	-
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $107.00	163	5
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $109.00	120	23
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $109.50	60	18
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $105.00	25	-
		46
Total Options Purchased (Cost $302)		51
Affiliated Money Market Fund – 2.1%
First American Prime Obligations Fund, Cl Z (m)	6,543,442	6,544
Total Affiliated Money Market Fund (Cost $6,544)		6,544
Investments Purchased with Proceeds from Securities Lending – 29.6%
Commercial Paper – 9.6%
Bluegrass 1.881%, 5/18/05	$379	379
1.891%, 8/18/05	301	301
Concord Minutemen Capital 1.650%, 10/01/04	623	623
1.680%, 10/05/04	1,384	1,384
1.720%, 10/06/04	1,022	1,022
1.740%, 10/14/04	684	684
Descartes Funding Trust 1.760%, 11/15/04	769	769
Ford Credit Floor Plan 1.622%, 10/05/04	1,537	1,537
1.526%, 10/06/04	1,076	1,076
1.655%, 10/22/04	338	338
Goldman Sachs 1.975%, 1/18/05	769	769
Independence 1.830%, 4/15/05	950	950
Jupiter Securities 1.793%, 10/21/04	2,922	2,922
Lakeside Funding 1.790%, 10/08/04	1,630	1,630

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Landesbank Baden 1.480%, 11/12/04	$307	$307
Leaf's 1.821%, 4/20/05	846	846
Liquid Funding 1.743%, 10/13/04	1,075	1,075
1.830%, 5/25/05	769	769
MBNA Credit 1.683%, 10/12/04	747	747
1.764%, 10/26/04	415	415
Main Street Warehouse 1.742%, 10/04/04	1,014	1,014
1.683%, 10/04/04	1,253	1,253
1.742%, 10/08/04	768	768
1.742%, 10/08/04	769	769
Mortgage Interest Network 1.752%, 10/12/04	507	507
1.763%, 10/14/04	538	538
Netexis Banques 1.700%, 12/16/04	765	765
Orchard Park 1.796%, 4/06/05	769	769
1.766%, 7/06/05	1,586	1,586
Park Granada 1.622%, 10/01/04	1,353	1,353
1.743%, 10/13/04	876	876
Sigma Finance 1.512%, 11/29/04	383	383
Total Commercial Paper		29,124
Corporate Obligations – 7.9%
Allstate Life Global 1.780%, 10/14/05	1,537	1,537
1.750%, 10/14/05	384	384
Bayer Landbank NY 1.830%, 6/24/05	1,460	1,460
Blue Heron Funding 1.850%, 5/18/05	430	430
Castle Hill III 1.910%, 9/15/15	461	461
Depfa Bank 1.860%, 6/15/05	768	768
Duke Funding VI 1.320%, 4/08/05	930	930
General Electric Capital Corporation 1.838%, 10/07/05	769	770
Jackson National Life 1.760%, 4/15/05	769	769
Jefferson Pilot 1.788%, 8/17/05	769	769
Liquid Funding 1.840%, 6/28/05	692	692
Merrill Lynch 1.696%, 10/01/05	1,537	1,538
Metlife Global Funding 1.800%, 10/14/05	922	922
1.880%, 10/28/05	646	646
Morgan Stanley 1.850%, 12/26/08	769	769
Natexis Banq NY 1.920%, 7/12/05	846	846
Northlake CDO 1.895%, 3/07/05	461	461
Premium Asset Trust 1.848%, 12/22/04	577	577

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
1.760%, 5/13/05	$1,076	$1,076
1.740%, 6/01/05	2,291	2,291
1.770%, 10/14/05	615	615
REMAC 1.840%, 9/29/05	845	845
RMAC 1.740%, 6/12/05	887	887
SMM Trust 2004 1.833%, 9/23/05	1,430	1,430
Societe Generale NYC 1.960%, 12/08/04	1,537	1,537
Svenska Handl 1.170%, 10/21/04	769	769
Total Corporate Obligations		24,179
Other Short-Term Investments – 2.1%
ARLO III 2.000%, 9/28/05	2,306	2,306
Commonwealth Life 2.115%, 12/31/04 (k)	776	776
General Electric Capital Assurance 1.980%, 1/19/05	308	308
HBOS Treasury Services 1.640%, 11/01/05	845	845
Security Life of Denver 1.900%, 12/30/04	1,999	1,999
Total Other Short-Term Investments		6,234
Repurchase Agreements – 10.0%
Bear Stearns 2.045%, dated 9/30/04, matures 10/01/04, repurchase price $1,538,509 (collateralized by Various Securities: Total Market Value $1,569,027)	1,537	1,537
Bear Stearns 2.060%, dated 9/30/04, matures 12/23/04, repurchase price $463,443 (collateralized by Various Securities: Total Market Value $470,616)	461	461
Citibank 1.945%, dated 9/30/04, matures 10/01/04, repurchase price $3,075,009 (collateralized by Corporate Securities: Total Market Value $3,256,110)	3,075	3,075
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $768,752 (collateralized by Various Securities: Total Market Value $785,827)	769	769
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $768,752 (collateralized by Various Securities: Total Market Value $784,095)	769	769
Greenwich Capital Markets 1.950%, dated 9/30/04, matures 10/01/04, repurchase price $4,612,514 (collateralized by U.S. Government Securities: Total Market Value $4,704,570)	4,612	4,612
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $1,076,256 (collateralized by Various Securities: Total Market Value $1,109,481)	1,076	1,076

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $461,252 (collateralized by Various Securities: Total Market Value $475,503)	$461	$461
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $461,252 (collateralized by U.S. Government Secutities: Total Market Value $475,503)	461	461
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $1,153,131 (collateralized by Corporate Securities: Total Market Value $1,188,734)	1,153	1,153
Goldman Sachs 1.425%, dated 9/30/04, matures 10/18/04, repurchase price $1,923,146 (collateralized by Corporate Securities: Total Market Value $1,961,008)	1,922	1,922
Goldman Sachs 1.480%, dated 9/30/04, matures 10/18/04, repurchase price $1,153,919 (collateralized by Corporate Securities: Total Market Value $1,188,734)	1,153	1,153
Goldman Sachs 2.205%, dated 9/30/04, matures 3/07/05, repurchase price $776,150 (collateralized by Corporate Securities: Total Market Value $784,411)	769	769
Lehman Brothers 2.055%, dated 9/30/04, matures 10/01/04, repurchase price $3,075,019 (collateralized by Collateralized Mortgage Obligations: Total Market Value $3,136,340)	3,075	3,075
Lehman Brothers 1.910%, dated 9/30/04, matures 10/01/04, repurchase price $4,612,509 (collateralized by U.S. Government Securities: Total Market Value $4,704,584)	4,612	4,612
Lehman Brothers 1.935%, dated 9/30/04, matures 10/01/04, repurchase price $3,075,008 (collateralized by Collateralized Mortgage Obligations: Total Market Value $3,381,043)	3,075	3,075
Merrill Lynch 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $1,537,504 (collateralized by Corporate Securities: Total Market Value $1,614,326)	1,538	1,538
Total Repurchase Agreements		30,518
Total Investments Purchased with Proceeds from Securities Lending (Cost $90,055)		90,055
Total Investments – 127.2% (Cost $374,800)		387,249
Other Assets and Liabilities, Net – (27.2)%		(82,766)
Total Net Assets – 100.0%		$304,483

High Income Bond Fund (concluded)

(a)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $82,816,600 or 27.2% of total net assets.

(b)  Represents a foreign high yield (non-investment grade) bond. On September 30, 2004, the value of these investments was $22,933,079, which represents 7.5% of total net assets.

(c)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a value of $87,329,087 at September 30, 2004. See note 2 in Notes to Financial Statements.

(d)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $6,004,610 or 2.0% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Securities considered illiquid or restricted. As of September 30, 2004, the value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(f)  Security currently in default.

(g)  Security has been deposited as inital margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(h)  Non-income producing security.

(i)  Security is fair valued. As of September 30, 2004, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(j)  Delayed Interest (Step-Bonds) – Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2004, based upon the estimated timing and amount of future interest and principal payments.

(k)  Security has demand features which qualify it as a short-term security. The date disclosed is the next put date.

(l)  The rate shown is the effective annual yield at the time of purchase.

(m)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

Cl – Class

FNMA – Federal National Mortgage Association

PIK – Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Eurodollar December 04 Futures	188	$18,318	Dec. 04	$53
90 Day Eurodollar December 05 Futures	(188)	(18,141)	Dec. 05	(158)
U.S. Treasury 5 Year December 04 Futures	(270)	(29,903)	Dec. 04	(20)
10 Year U.S. Treasury December 04 Futures	(54)	(6,082)	Dec. 04	-
U.S. Treasury Long Bond December 04 Futures	140	15,711	Dec. 04	170
				$45

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Government Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government & Agency Securities – 92.3%
U.S. Agency Debentures – 34.3%
FHLB 1.625%, 04/15/05	$2,500	$2,493
5.250%, 08/15/06	5,000	5,220
FHLMC
2.375%, 05/19/06 , Callable 05/19/04 @ 100	3,500	3,478
2.375%, 02/15/07	2,750	2,712
4.875%, 03/15/07	2,000	2,088
5.625%, 03/15/11	2,000	2,166
6.375%, 08/01/11	1,850	1,945
3.250%, 02/25/08, Callable 02/25/05 @ 100	2,000	1,975
4.125%, 09/01/09, Callable 09/01/05 @ 100	2,900	2,897
FNMA 2.500%, 06/15/06	5,000	4,979
3.500%, 01/28/08	3,000	2,988
6.375%, 06/15/09	2,750	3,059
6.625%, 09/15/09	2,795	3,149
7.250%, 01/15/10	2,650	3,074
5.250%, 08/01/12	1,500	1,549
4.625%, 10/15/14	1,350	1,345
		45,117
U.S. Treasuries – 58.0%
U.S. Treasury Bond (STRIPS) 0.000%, 11/15/11 (a)	1,670	1,581
U.S. Treasury Bonds 9.375%, 02/15/06	6,000	6,570
12.750%, 11/15/10	2,335	2,604
4.375%, 08/15/12	1,800	1,855
13.250%, 05/15/14	2,400	3,411
9.250%, 02/15/16	2,150	3,096
7.250%, 05/15/16	2,250	2,833
9.125%, 05/15/18	2,250	3,290
8.125%, 08/15/19	2,500	3,421
U.S. Treasury Notes 2.000%, 11/30/04	2,700	2,701
1.625%, 01/31/05	5,500	5,495
5.875%, 11/15/05	6,400	6,656
6.500%, 10/15/06	6,000	6,458
6.625%, 05/15/07	3,500	3,837
2.750%, 08/15/07	3,600	3,590
5.500%, 05/15/09	4,500	4,929
6.000%, 08/15/09	4,500	5,031
4.875%, 02/15/12	2,250	2,397
2.000%, 01/15/14 (d)	2,716	2,782
2.000%, 07/15/14 (d)	1,457	1,490
4.250%, 08/15/14	2,250	2,273
		76,300
Total U.S. Government & Agency Securities (Cost $120,566)		121,417
U.S. Government Agency Mortgage-Backed Securities – 6.6%
Adjustable Rate (b) – 3.6%
FHLMC Pool 3.311%, 10/01/32, #847317	850	878
FNMA Pool 3.457%, 09/01/32, #725739	1,377	1,432
3.336%, 10/01/32, #725110 (b)	2,356	2,433
		4,743

Intermediate Government Bond Fund (continued)

DESCRIPTION	PAR (000)/ CONTRACTS/SHARES	VALUE (000)
Fixed Rate – 3.0%
FHLMC, Series H013, Cl A3 3.150%, 05/15/10	$1,950	$1,944
FHLMC, Series T-54, Cl 1A3 4.051%, 05/25/38	2,000	2,001
		3,945
Total U.S. Government Agency Mortgage-Backed Securities (Cost $8,697)		8,688
Treasury Obligation – 0.0%
U. S. Treasury Bill 1.559%, 11/18/04 (c)	75	75
Total Treasury Obligation (Cost $75)		75
Options Purchased – 0.0%
Call Option Purchased 0.0%
U.S. Treasury 5 Year Note November 04 Futures Call, Expires 11/30/04, Exercise price $112.00	33	3
Put Options Purchased 0.0%
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $106.50	6	-
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $107.00	84	3
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $109.00	60	11
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $109.50	30	9
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $105.00	13	-
		23
Total Options Purchased (Cost $154)		26
Affiliated Money Market Fund – 0.2%
First American Prime Obligations Fund, Cl Z (e)	231,586	232
Total Affiliated Money Market Fund (Cost $232)		232
Total Investments – 99.1% (Cost $129,724)		130,438
Other Assets and Liabilities, Net – 0.9%		1,203
Total Net Assets – 100.0%		$131,641

(a)  Principal only.

(b)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(c)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(d)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

Cl – Class

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Government Bond Fund (concluded)

CMO – Collateralized Mortgage Obligation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

STRIPS – Separate Trading of Registered Interest and Principal of Securities

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation
90 Day Eurodollar December 04 Futures	113	$10,991	Dec. 04	$32
90 Day Eurodollar December 05 Futures	(113)	(10,884)	Dec. 05	(95)
90 Day Eurodollar June 05 Futures	(25)	(2,431)	Jun. 05	(22)
10 Year U.S. Treasury December 04 Futures	(105)	(11,826)	Dec. 04	6
U.S. Treasury Long Bond December 04 Futures	57	6,396	Dec. 04	32
U.S. Treasury 5 Year December 04 Futures	(82)	(9,082)	Dec. 04	(6)
				$(53)

Intermediate Term Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Bonds – 31.0%
Banking – 1.2%
Credit Suisse First Boston 3.875%, 01/15/09	$6,270	$6,268
Mizuho Finance 5.790%, 04/15/14 (a)	4,150	4,294
Washington Mutual 4.625%, 04/01/14	5,360	5,135
		15,697
Basic Industry – 1.3%
Alcan 5.200%, 01/15/14	4,160	4,266
International Paper 4.000%, 04/01/10	4,915	4,813
Meadwestvaco 6.850%, 04/01/12 (b)	7,130	7,945
		17,024
Brokerage – 0.4%
Morgan Stanley 4.750%, 04/01/14	5,760	5,559
Capital Goods – 0.4%
Waste Management 6.875%, 05/15/09	4,880	5,442
Communications – 5.6%
AT&T Broadband 8.375%, 03/15/13	4,345	5,251
AT&T Wireless Services 7.875%, 03/01/11	10,970	12,989
Cox Communications 7.125%, 10/01/12	4,740	5,156
Deutsche Telecom 8.500%, 06/15/10	3,690	4,425
France Telecom 9.250%, 03/01/11 (b) (c)	15,600	18,587
News America 6.625%, 01/09/08	5,820	6,369
Sprint Capital 8.375%, 03/15/12 (b)	4,675	5,661
Telecom De Puerto Rico 6.650%, 05/15/06	4,000	4,203
Verizon Global Funding 7.250%, 12/01/10	3,750	4,319
6.875%, 06/15/12	3,925	4,440
		71,400
Consumer Cyclical – 3.2%
DaimlerChrysler 6.500%, 11/15/13	4,300	4,672
Ford Motor Credit 7.875%, 06/15/10	11,070	12,359
General Motors Acceptance 7.750%, 01/19/10	12,485	13,755
7.125%, 07/15/13	8,350	8,733
Liberty Media 3.500%, 09/25/06	2,200	2,193
		41,712
Consumer NonCyclical – 3.0%
Bunge LTD Finance 4.375%, 12/15/08	9,320	9,334

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Conagra Foods 7.875%, 09/15/10	$4,260	$5,006
General Mills 6.000%, 02/15/12 (b)	5,400	5,814
Kraft Foods 4.625%, 11/01/06	6,750	6,946
Kroger 7.450%, 03/01/08	4,000	4,471
Tyson Foods 7.250%, 10/01/06	2,380	2,552
8.250%, 10/01/11 (b)	4,055	4,803
		38,926
Electric – 3.4%
Consumers Energy, Series B 5.375%, 04/15/13	3,580	3,679
DTE Energy 7.050%, 06/01/11 (b)	4,600	5,191
FPL Group Capital 7.625%, 09/15/06	4,540	4,926
MidAmerican Energy Holdings 3.500%, 05/15/08	4,600	4,526
National Rural Utilities 5.750%, 08/28/09	3,850	4,112
Pacific Gas & Electric 4.200%, 03/01/11	2,065	2,038
Pepco Holdings 6.450%, 08/15/12	4,050	4,408
Progress Energy 6.850%, 04/15/12	3,920	4,383
Southern California Edison 5.000%, 01/15/14	2,000	2,029
TXU Energy 7.000%, 03/15/13	6,895	7,759
		43,051
Energy – 1.7%
Anadarko Petroleum 6.125%, 03/15/12	8,030	8,810
Gazprom International SA 7.201%, 02/01/20 (a)	3,500	3,544
Kerr McGee 6.875%, 09/15/11	8,235	9,120
		21,474
Finance Companies – 5.2%
American General 5.875%, 07/14/06	4,085	4,281
Capital One Bank 5.750%, 09/15/10	7,000	7,457
Core Investment Grade Trust 4.727%, 11/30/07	13,990	14,404
Countrywide Home Loans, Series L 4.000%, 03/22/11	7,170	6,934
International Lease Finance 4.500%, 05/01/08	6,400	6,571
MBNA America Bank 4.625%, 08/03/09	5,760	5,877
Merrill Lynch Series B 5.360%, 02/01/07	4,280	4,476
Morgan Stanley 6.799%, 06/15/12 (a)	14,532	16,133
		66,133

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Foreign Agencies – 0.9%
KFW Bankengruppe 3.250%, 07/16/07	$11,500	$11,536
Insurance – 1.3%
Aon 6.200%, 01/15/07	11,750	12,555
Fund American Companies 5.875%, 05/15/13	4,190	4,290
		16,845
Natural Gas – 1.4%
Duke Energy 7.875%, 08/16/10	10,000	11,651
Teppco Partners 7.625%, 02/15/12	4,950	5,708
		17,359
REITS – 0.4%
Mack-Cali Realty (REIT) 7.250%, 03/15/09	4,500	5,025
Sovereigns – 1.1%
Pemex Project Funding Master Trust 7.375%, 12/15/14	7,355	8,010
United Mexican States 5.875%, 01/15/14 (b)	6,385	6,474
		14,484
Supranationals – 0.3%
Corporacion Andina De Fomento 5.200%, 05/21/13	3,651	3,660
Transportation – 0.2%
Hertz 7.625%, 06/01/12 (b)	2,000	2,169
Total Corporate Bonds (Cost $391,773)		397,496
U.S. Government & Agency Securities – 24.6%
U.S. Agency Debentures – 14.6%
FHLB 1.625%, 06/15/05 (b)	8,775	8,737
1.875%, 06/15/06 (b)	14,645	14,437
FHLMC 2.875%, 11/03/06, Callable 11/03/04 @ 100 (b)	28,400	28,355
4.875%, 03/15/07 (b)	10,725	11,197
3.250%, 02/25/08, Callable 02/25/05 @ 100	13,000	12,834
3.500%, 04/01/08, Callable 04/01/05 @ 100	12,700	12,623
FNMA 3.125%, 07/15/06 (b)	70	70
5.250%, 04/15/07 (b)	12,320	12,977
6.375%, 06/15/09 (b)	5,015	5,579
7.250%, 01/15/10	11,700	13,571
5.250%, 08/01/12 (b)	13,000	13,428
4.625%, 10/15/14 (b)	12,875	12,828
3.750%, 05/17/07, Callable 05/17/05 @ 100	13,535	13,611
5.000%, 06/29/07, Callable 06/29/05 @ 100 (b)	13,540	13,772
3.875%, 11/17/08, Callable 11/17/05 @ 100	13,000	12,997
		187,016

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Treasuries – 10.0%
U.S. Treasury Bonds 9.250%, 02/15/16 (b)	$8,725	$12,564
7.250%, 05/15/16 (b)	10,200	12,844
9.125%, 05/15/18 (b)	8,685	12,698
8.125%, 08/15/19 (b)	21,655	29,633
U.S. Treasury Notes 4.000%, 06/15/09 (b)	1,540	1,584
3.500%, 08/15/09 (b)	4,400	4,425
2.000%, 07/15/14 (b) (h)	39,360	40,245
4.250%, 08/15/14	13,565	13,705
		127,698
Total U.S. Government & Agency Securities (Cost $311,943)		314,714
Asset-Backed Securities – 27.1%
Automotive – 6.1%
Capital Auto Receivables Asset Trust Series 2004-1, Cl A3 2.000%, 11/15/07	11,560	11,440
Capital One Auto Finance Trust Series 2001-A, Cl A4 5.400%, 05/15/08	4,052	4,108
Honda Auto Receivables Owner Trust Series 2002-4, Cl A4 2.700%, 03/17/08	7,345	7,358
Series 2003-1, Cl A3 1.920%, 11/20/06	15,358	15,337
Nissan Auto Receivables Owner Trust Series 2003-B, Cl A3 1.510%, 08/15/07	9,750	9,696
Onyx Acceptance Auto Trust Series 2004-A, Cl A3 2.190%, 03/17/08	9,185	9,107
Toyota Auto Receivables Owners Trust Series 2002-B, Cl A4 4.390%, 05/15/09	6,000	6,100
USAA Auto Owner Trust Series 2003-1, Cl A4 2.040%, 02/16/10	1,495	1,474
WFS Financial Owner Trust Series 2003-2, Cl A3 1.760%, 01/21/08	14,270	14,212
		78,832
Commercial – 8.2%
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Cl A4 5.200%, 01/12/41	8,775	9,048
Commercial Mortgage Series 2004-CNL, Cl A1 2.060%, 09/15/06 (e) (f)	5,255	5,255
Deutsche Mortgage and Asset Receiving Series 1998-C1, Cl A2 6.538%, 06/15/31	6,936	7,411
GMAC Commercial Mortgage Securities Series 2004-C2, Cl A1 3.896%, 08/10/38	8,171	8,247
Greenwich Capital Commercial Funding Series 2003-C1, Cl A2 3.285%, 07/05/35	5,000	4,847
Series 2004-GG1, Cl A7 5.317%, 06/10/36 (b)	7,385	7,676

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
GS Mortgage Securities II Series 2004-GG2, Cl A1 3.109%, 08/10/38	$10,060	$10,101
Series 2004-GG2, Cl A3 4.602%, 08/10/38	12,980	13,272
Series 2003-C1, Cl A2A 3.590%, 01/10/40	13,840	13,810
Morgan Stanley Capital Investments Series 1999-FNV1, Cl A1 6.120%, 03/15/31	3,008	3,151
Nomura Asset Securities Series 1998-D6, Cl A1B 6.590%, 03/15/30	11,675	12,758
Williams Street Funding Series 2004-4, Cl A 1.930%, 09/23/10	9,405	9,405
		104,981
Credit Cards – 5.6%
American Express Credit Account Series 004-4, Cl C 2.044%, 03/15/12 (a)	3,100	3,104
Bank One Issuance Trust Series 2002-A4, Cl A4 2.940%, 06/16/08	13,770	13,840
Capital One Multi-Asset Execution Trust Series 2003-A6, Cl A6 2.950%, 08/17/09	7,500	7,500
Citibank Credit Card Issuance Trust Series 2004-A4, Cl A4 3.200%, 08/24/09	10,065	10,062
Fleet Credit Card Master Trust Series 2001-B, Cl A 5.600%, 12/15/08	10,820	11,296
MBNA Credit Card Master Note Trust Series 2003-A1, Cl A1 3.300%, 07/15/10	12,560	12,541
Series 2003-C6, Cl C6 2.643%, 12/15/10	3,200	3,277
Providian Gateway Master Trust Series 2004-DA, Cl A 3.350%, 09/15/11 (a)	10,355	10,281
		71,901
Equipment Leases – 0.9%
CNH Equipment Trust Series 2003-A, Cl A2 1.460%, 02/15/06	1,453	1,453
Series 2003-B, Cl A3B 2.470%, 01/15/08	9,895	9,869
		11,322
Home Equity – 6.3%
AFC Home Equity Loan Trust Series 1996-4, Cl 1A7 6.860%, 03/25/27	1,402	1,401
Amresco Residential Security Mortgage Series 1997-3, Cl A9 6.960%, 03/25/27	1,621	1,591
Contimortgage Home Equity Loan Trust Series 1997-2, Cl A9 7.090%, 04/15/28	954	956
Series 1997-3, Cl A9 7.120%, 08/15/28	1,368	1,360

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Countrywide Series 2004-4, Cl 3A1 1.715%, 11/25/23	$4,203	$4,203
Series 2003-BC1, Cl A1 1.850%, 03/25/33	3,351	3,370
Equity One Series 2003-4, Cl AF3 3.531%, 10/25/34	18,915	18,923
First Franklin Mortgage Loan Series 2004-FFB, Cl A3 4.264%, 06/25/24	5,885	5,881
Household Home Equity Loan Trust Series 2002-3, Cl A 1.870%, 07/20/32	7,433	7,447
Residential Asset Mortgage Products Series 2004-RS4, Cl AI2 3.247%, 09/25/25	9,535	9,491
Residential Funding Mortgage Securities Series 2004-HI2, Cl A3 4.270%, 11/25/16	5,435	5,482
Saxon Asset Securities Trust Series 2004-1, Cl A 1.361%, 03/25/35 (c) (d)	6,453	6,464
Structured Asset Investment Loan Trust Series 2003-BC5, Cl 2A 1.955%, 06/25/33	5,730	5,734
Wells Fargo Home Equity Trust Series 2004-2, Cl AI2 3.450%, 06/25/19 (f)	8,415	8,397
		80,700
Manufactured Housing – 0.0%
Green Tree Financial Series 1996-9, Cl A5 7.200%, 01/15/28	325	325
Total Asset-Backed Securities (Cost $348,028)		348,061
CMO – U.S. Government Agency Mortgage-Backed Securities – 1.2%
Fixed Rate – 1.2%
FHLMC REMIC Series 2389, Cl VA 6.000%, 02/15/11 (b)	3,771	3,978
Series 1167, Cl E 7.500%, 11/15/21	52	52
Series 1286, Cl A 6.000%, 05/15/22	183	184
Series 1633, Cl PK 6.000%, 09/15/22	535	538
Series 1634, Cl PH 6.000%, 11/15/22	1,201	1,216
FNMA REMIC Series 1990-89, Cl K 6.500%, 07/25/20	37	39
Series 2004-76, Cl CE 4.500%, 02/25/21 (f)	9,670	9,758
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $15,692)		15,765

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government Agency Mortgage-Backed Securities – 3.9%
Adjustable Rate (d) – 2.4%
FHLMC 3.450%, 02/01/29, #847190	$4,265	$4,393
FHLMC Pool 3.558%, 01/01/28, #786281(b)	4,118	4,236
3.460%, 10/01/30, #847209 (b)	7,821	8,069
3.542%, 05/01/31, #847161	2,086	2,154
3.483%, 09/01/33, #847210 (b)	5,589	5,776
FNMA Pool 3.428%, 09/01/33, #725111 (b)	5,974	6,207
		30,835
Fixed Rate – 1.5%
FHLMC Gold Pool 5.500%, 09/01/06, #G40394	550	558
4.000%, 10/01/10, #M80855	8,895	8,901
FNMA Pool 6.000%, 07/01/06, #252632	215	219
3.790%, 07/01/13, #386314 (b)	10,164	9,800
		19,478
Total U.S. Government Agency Mortgage-Backed Securities (Cost $50,691)		50,313
CMO – Private Mortgage-Backed Securities – 11.7%
Adjustable Rate (d) – 5.4%
Granite Mortgages Series 2003-1, Cl 1C 3.080%, 01/20/43	4,500	4,591
MLCC Mortgage Investors Series 2004-A, Cl A1 1.845%, 04/25/29	5,007	5,007
MLCC Mortgage Investors Series 2003-G, Cl A3 2.834%, 01/25/29	10,082	10,384
Series 2003-H, Cl A3A 2.886%, 01/25/29 4,362 4,493 Series 2004-B, Cl A3 2.899%, 05/25/29	7,890	8,132
Sequoia Mortgage Trust Series 2004-3, Cl A 1.400%, 03/20/34 (c)	9,426	9,400
Series 2004-4, Cl X1 0.800%, 05/20/34	184,056	2,117
Series 2004-5, Cl A1 2.757%, 06/20/34	10,502	10,767
Series 2004-7, Cl A2 2.923%, 08/20/34	8,441	8,678
Structured Mortgage Loan Trust Series 2004-11, Cl A 3.825%, 08/25/34	5,994	6,181
		69,750
Fixed Rate – 6.3%
Bank of America Mortgage Securities Series 2003-6, Cl 1A29 4.250%, 08/25/33	9,000	9,056
CS First Boston Mortgage Securities Series 2003-AR24, Cl 2A4 4.187%, 10/25/33	13,390	13,556

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)/CONTRACTS	VALUE (000)
GRP/AG Real Estate Asset Trust Series 2004-1, Cl A 3.960%, 03/25/09 (a) (c)	$1,125	$1,128
Series 2003-1, Cl A 5.970%, 11/25/32 (c)	444	448
IMPAC CMB Trust Series 2003-12, Cl A1 1.470%, 12/25/33 (c)	7,549	7,570
Residential Accredit Loans Series 1997-QS13, Cl M3 7.250%, 12/25/27	1,863	1,842
Series 1998-KS1, Cl AI9 6.440%, 03/25/28	365	366
Salomon Brothers Mortgage Securities Series 1986-1, Cl A 6.000%, 12/25/11	200	199
Washington Mutual Series 2003-AR10, Cl A6 4.100%, 10/25/33 (d)	10,560	10,718
Series 2004-AR4, Cl A6 3.813%, 06/25/34	13,305	13,123
Wells Fargo Mortgage Backed Securities Trust Series 2003-J, Cl 2A5 4.470%, 10/25/33	11,500	11,219
Series 2004-N, Cl A3 4.154%, 08/25/34	11,108	11,119
Westam Mortgage Financial Series 11, Cl A 6.360%, 08/26/20	86	86
		80,430
Total CMO – Private Mortgage-Backed Securities (Cost $150,160)		150,180
Treasury Obligation – 0.1%
U. S. Treasury Bill 1.559%, 11/18/04 (g)	535	534
Total Treasury Obligation (Cost $534)		534
Options Purchased – 0.0%
Call Option Purchased – 0.0%
U.S. Treasury 5 Year Note November 04 Futures Call, Expires 11/30/04, Exercise price $112.00	284	23
Put Options Purchased – 0.0%
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $106.50	60	1
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $107.00	798	25
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $109.00	600	113
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $109.50	300	89
U.S. Treasury 5 Year Note December 04 Futures Put, Expires 12/30/04, Exercise price $105.00	120	2
		230
Total Options Purchased (Cost $1,476)		253

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Investments Purchased with Proceeds from Securities Lending – 28.6%
Commercial Paper – 9.2%
Bluegrass 1.881%, 5/18/05	$1,546	$1,546
1.891%, 8/18/05	1,229	1,229
Concord Minutemen Capital 1.650%, 10/01/04	2,539	2,539
1.680%, 10/05/04	5,641	5,641
1.720%, 10/06/04	4,168	4,168
1.740%, 10/14/04	2,789	2,789
Descartes Funding Trust 1.760%, 11/15/04	3,134	3,134
Ford Credit Floor Plan 1.622%, 10/05/04	6,266	6,266
1.526%, 10/06/04	4,388	4,388
1.655%, 10/22/04	1,378	1,378
Goldman Sachs 1.975%, 1/18/05	3,134	3,134
Independence 1.830%, 4/15/05	3,874	3,874
Jupiter Securities 1.793%, 10/21/04	11,913	11,913
Lakeside Funding 1.790%, 10/08/04	6,644	6,644
Landesbank Baden 1.480%, 11/12/04	1,251	1,251
Leaf's 1.821%, 4/20/05	3,447	3,447
Liquid Funding 1.743%, 10/13/04	4,385	4,385
1.830%, 5/25/05	3,134	3,134
MBNA Credit 1.683%, 10/12/04	3,046	3,046
1.764%, 10/26/04	1,690	1,690
Main Street Warehouse 1.742%, 10/04/04	4,136	4,136
1.683%, 10/04/04	5,108	5,108
1.742%, 10/08/04	3,133	3,133
1.742%, 10/08/04	3,134	3,134
Mortgage Interest Network 1.752%, 10/12/04	2,067	2,067
1.763%, 10/14/04	2,192	2,192
Netexis Banques 1.700%, 12/16/04	3,121	3,121
Orchard Park 1.796%, 4/06/05	3,134	3,134
1.766%, 7/06/05	6,468	6,468
Park Granada 1.622%, 10/01/04	5,515	5,515
1.743%, 10/13/04	3,570	3,570
Sigma Finance 1.512%, 11/29/04	1,562	1,562
Total Commercial Paper		118,736
Corporate Obligations – 7.7%
Allstate Life Global 1.780%, 10/14/05	6,268	6,268
1.750%, 10/14/05	1,567	1,567
Bayer Landbank NY 1.830%, 6/24/05	5,954	5,954
Blue Heron Funding 1.850%, 5/18/05	1,755	1,755

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Castle Hill III 1.910%, 9/15/15	$1,880	$1,880
Depfa Bank 1.860%, 6/15/05	3,133	3,133
Duke Funding VI 1.320%, 4/08/05	3,792	3,792
General Electric Capital Corporation 1.838%, 10/07/05	3,138	3,138
Jackson National Life 1.760%, 4/15/05	3,134	3,134
Jefferson Pilot 1.788%, 8/17/05	3,134	3,134
Liquid Funding 1.840%, 6/28/05	2,820	2,820
Merrill Lynch 1.696%, 10/01/05	6,268	6,268
Metlife Global Funding 1.800%, 10/14/05	3,761	3,761
1.880%, 10/28/05	2,633	2,633
Morgan Stanley 1.850%, 12/26/08	3,134	3,134
Natexis Banq NY 1.920%, 7/12/05	3,447	3,447
Northlake CDO 1.895%, 3/07/05	1,880	1,880
Premium Asset Trust 1.848%, 12/22/04	2,351	2,351
1.760%, 5/13/05	4,387	4,387
1.740%, 6/01/05	9,339	9,339
1.770%, 10/14/05	2,507	2,507
REMAC 1.840%, 9/29/05	3,447	3,447
RMAC 1.740%, 6/12/05	3,616	3,616
SMM Trust 2004 1.833%, 9/23/05	5,829	5,829
Societe Generale NYC 1.960%, 12/08/04	6,268	6,268
Svenska Handl 1.170%, 10/21/04	3,134	3,134
Total Corporate Obligations		98,576
Other Short-Term Investments – 2.0%
ARLO III 2.000%, 9/28/05	9,402	9,402
Commonwealth Life 2.115%, 12/31/04 (h)	3,165	3,165
General Electric Capital Assurance 1.980%, 1/19/05	1,253	1,253
HBOS Treasury Services 1.640%, 11/01/05	3,446	3,446
Security Life of Denver 1.900%, 12/30/04	8,148	8,148
Total Other Short-Term Investments		25,414
Repurchase Agreements – 9.7%
Bear Stearns 2.045%, dated 9/30/04, matures 10/01/04, repurchase price $6,268,260 (collateralized by Various Securities: Total Market Value $6,396,757)	6,268	6,268
Bear Stearns 2.060%, dated 9/30/04, matures 12/23/04, repurchase price $1,889,410 (collateralized by Various Securities: Total Market Value $1,918,650)	1,880	1,880

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Citibank 1.945%, dated 9/30/04, matures 10/01/04, repurchase price $12,536,486 (collateralized by Corporate Securities: Total Market Value $13,274,813)	$12,536	$12,536
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $3,134,120 (collateralized by Various Securities: Total Market Value $3,203,732)	3,134	3,134
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $3,134,120 (collateralized by Various Securities: Total Market Value $3,196,674)	3,134	3,134
Greenwich Capital Markets 1.950%, dated 9/30/04, matures 10/01/04, repurchase price $18,804,732 (collateralized by U.S. Government Securities: Total Market Value $19,180,032)	18,804	18,804
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $4,387,780 (collateralized by Various Securities: Total Market Value $4,523,237)	4,387	4,387
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $1,880,477 (collateralized by Various Securities: Total Market Value $1,938,576)	1,880	1,880
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $1,880,477 (collateralized by U.S. Government Securities: Total Market Value $1,938,575)	1,880	1,880
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $4,701,193 (collateralized by Corporate Securities: Total Market Value $4,846,344)	4,701	4,701
Goldman Sachs 1.425%, dated 9/30/04, matures 10/18/04, repurchase price $7,840,463 (collateralized by Corporate Securities: Total Market Value $7,994,823)	7,835	7,835
Goldman Sachs 1.480%, dated 9/30/04, matures 10/18/04, repurchase price $4,704,407 (collateralized by Corporate Securities: Total Market Value $4,846,344)	4,701	4,701
Goldman Sachs 2.205%, dated 9/30/04, matures 3/07/05, repurchase price $3,164,281 (collateralized by Corporate Securities: Total Market Value $3,197,960)	3,134	3,134
Lehman Brothers 2.055%, dated 9/30/04, matures 10/01/04, repurchase price $12,536,524 (collateralized by Collateralized Mortgage Obligations: Total Market Value $12,786,525)	12,536	12,536
Lehman Brothers 1.910%, dated 9/30/04, matures 10/01/04, repurchase price $18,804,711 (collateralized by U.S. Government Securities: Total Market Value $19,180,090)	18,804	18,804

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Lehman Brothers 1.935%, dated 9/30/04, matures 10/01/04, repurchase price $12,536,482 (collateralized by Collateralized Mortgage Obligations: Total Market Value $13,784,155)	$12,536	$12,536
Merrill Lynch 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $6,268,239 (collateralized by Corporate Securities: Total Market Value $6,581,435)	6,268	6,268
Total Repurchase Agreements		124,418
Total Investments Purchased with Proceeds from Securities Lending (Cost $367,144)		367,144
Total Investments – 128.2% (Cost $1,637,441)		1,644,460
Other Assets and Liabilities, Net – (28.2)%		(361,534)
Total Net Assets – 100.0%		$1,282,926

(a)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $38,483,795 or 3.0% of total net assets.

(b)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a value of $357,282,109 at September 30, 2004. See note 2 in Notes to Financial Statements.

(c)  Delayed Interest (Step-Bonds) – Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2004, based upon the estimated timing and amount of future interest and principal payments.

(d)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(e)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $5,255,000 or 0.4% of total net assets. See note 2 in Notes to Financial Statements.

(f)  Securities considered illiquid or restricted. As of September 30, 2004, the value of these investments was $23,409,189 or 1.8% of total net assets. See note 2 in Notes to Financial Statements.

(g)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(h)  Security has demand features which qualify it as a short-term security. The date disclosed is the next put date.

(i)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Cl – Class

CMO – Collateralized Mortgage Obligation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conuit

Intermediate Term Bond Fund (concluded)

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Eurodollar December 04 Futures	900	$87,926	Dec. 04	$258
90 Day Eurodollar December 05 Futures	(900)	(87,075)	Dec. 05	(760)
90 Day Eurodollar June 05 Futures	(193)	(18,715)	Jun. 05	(175)
2 Year U. S Treasury December 04 Futures	104	10,984	Dec. 04	(25)
10 Year U.S. Treasury December 04 Futures	(967)	(108,909)	Dec. 04	61
U.S. Treasury Long Bond December 04 Futures	439	49,264	Dec. 04	154
U.S. Treasury 5 Year December 04 Futures	(410)	(45,408)	Dec. 04	(30)
				$(517)

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Term Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Bonds – 36.9%
Banking – 4.8%
Bank of America 4.750%, 10/15/06	$6,000	$6,208
Bank One 7.625%, 08/01/05	7,000	7,279
Credit Suisse First Boston 7.750%, 05/15/06	7,350	7,899
Danske Bank 7.250%, 06/15/05 (a)	10,000	10,327
First Union 6.875%, 09/15/05	7,000	7,269
J.P. Morgan Chase 6.875%, 01/15/07	4,000	4,341
Key Bank 7.250%, 06/01/05	2,000	2,058
7.125%, 08/15/06	4,000	4,254
Mellon Funding 7.500%, 06/15/05	2,100	2,174
		51,809
Basic Industry – 0.2%
Alcan 1.446%, 12/08/04 (a) (e)	2,000	1,999
Brokerage – 2.5%
Bear Stearns 6.500%, 05/01/06	10,900	11,501
Goldman Sachs 7.250%, 10/01/05 (a)	8,000	8,360
Lehman Brothers Holdings, Series F 7.500%, 09/01/06	3,000	3,246
Merrill Lynch, Series B 6.130%, 05/16/06	3,655	3,836
		26,943
Capital Goods – 2.1%
Boeing Capital 5.650%, 05/15/06	3,483	3,634
Caterpillar Financial Services, Series F 4.690%, 04/25/05	10,000	10,131
Hanson Overseas 6.750%, 09/15/05	8,000	8,286
		22,051
Communications – 4.2%
AT&T Wireless Services 7.350%, 03/01/06	5,000	5,310
Comcast Cable Communications 6.200%, 11/15/08	4,000	4,325
Deutsche Telekom 3.875%, 07/22/08	4,000	4,015
Motorola 4.608%, 11/16/07	4,000	4,109
Sprint Capital 6.125%, 11/15/08	4,000	4,320
Telecom De Puerto Rico 6.650%, 05/15/06	10,000	10,507
Telefonos De Mexico SA de CV (Telmex), Series L 8.250%, 01/26/06	8,000	8,580
Verizon Wireless 5.375%, 12/15/06	4,000	4,194
		45,360

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Consumer Cyclical – 5.7%
AOL Time Warner 5.625%, 05/01/05	$8,000	$8,141
DaimlerChrysler, Series A 7.375%, 09/15/06	3,945	4,246
Ford Motor Credit 6.875%, 02/01/06	9,000	9,420
5.800%, 01/12/09	11,000	11,374
General Motors Acceptance 6.750%, 01/15/06	9,000	9,392
5.850%, 01/14/09	7,000	7,230
May Department Stores 3.950%, 07/15/07 (a)	2,000	2,017
R. R. Donnelley & Sons, Series C 6.700%, 06/21/05	3,500	3,592
Viacom 7.150%, 05/20/05	5,874	6,043
		61,455
Consumer NonCyclical – 4.2%
Boston Scientific 6.625%, 03/15/05	8,000	8,149
Bunge LTD Finance 4.375%, 12/15/08	5,000	5,007
Conagra Foods 7.500%, 09/15/05 (f)	8,207	8,573
Diageo Capital 6.125%, 08/15/05	6,090	6,277
Gillette, Callable 10/15/04 @ 100 3.500%, 10/15/07	6,000	5,994
Kraft Foods 4.625%, 11/01/06	5,500	5,660
UnitedHealth Group 3.750%, 02/10/09	5,000	4,953
		44,613
Electric – 3.1%
Calenergy 7.630%, 10/15/07	6,255	6,911
Dominion Resources, Series B 7.625%, 07/15/05	8,000	8,315
DTE Energy 6.450%, 06/01/06 (f)	5,000	5,257
National Rural Utilities 6.000%, 05/15/06	8,000	8,392
Pepco Holdings 3.750%, 02/15/06 (f)	4,600	4,648
		33,523
Finance Companies – 3.9%
American General Finance 5.910%, 06/12/06	1,000	1,048
CIT Group Holdings 6.625%, 06/15/05	4,000	4,109
Countrywide Home Loan, Series K 3.500%, 12/19/05 (f)	8,000	8,078
General Electric Capital, Series A 5.350%, 03/30/06 (f)	4,000	4,152
Household Finance 8.000%, 05/09/05	7,000	7,232
International Lease Finance 3.125%, 05/03/07	7,750	7,701
MBNA America Bank 7.750%, 09/15/05 (a)	9,215	9,628
		41,948

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Foreign Local Governments – 0.5%
Bayerische Landesbank 2.500%, 03/30/06	$5,500	$5,481
Insurance – 2.1%
Allstate 7.875%, 05/01/05	2,700	2,785
Aon 6.200%, 01/15/07	9,000	9,617
Marsh & McLennan Companies 3.625%, 02/15/08	5,000	5,003
St. Paul Companies 7.875%, 04/15/05	5,000	5,133
		22,538
Miscellaneous – 0.9%
Dow Jones, Series 2004-2 2.580%, 09/22/09 (a)	10,000	10,110
Natural Gas – 0.8%
Duke Energy Field Services 5.750%, 11/15/06	7,915	8,285
REITS – 0.3%
First Industrial 5.250%, 06/15/09	3,000	3,082
Sovereigns – 0.4%
Pemex Project Funding Master Trust 6.125%, 08/15/08	4,000	4,216
Supranationals – 0.5%
Corporacion Andina De Fomento 7.250%, 03/01/07	5,000	5,330
Technology – 0.2%
Deluxe 3.500%, 10/01/07 (a)	2,500	2,494
Transportation – 0.5%
CSX 2.750%, 02/15/06	5,000	4,991
Total Corporate Bonds (Cost $396,573)		396,228
Asset-Backed Securities – 33.1%
Automotive – 7.8%
AESOP Funding II Series 2003-2A, Cl A1 2.740%, 06/20/07 (a)	10,000	9,988
Auto Bond Receivables Trust Series 1993-I, Cl A 6.125%, 11/15/21 (b) (c) (l)	106	-
BMW Vehicle Owner Trust Series 2003-A, Cl A3 1.940%, 02/25/07	4,636	4,630
Capital Auto Receivables Asset Trust Series 2002-5, Cl A3B 2.300%, 04/17/06	1,565	1,566
Series 2003-3, Cl A2A 2.350%, 10/16/06	6,000	5,990
Capital One Auto Finance Trust Series 2003-A, Cl A4A 2.470%, 01/15/10	7,000	6,943
Harley-Davidson Motorcycle Trust Series 2003-2, Cl A2 2.070%, 02/15/11	7,000	6,900

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Honda Auto Receivables Owner Trust Series 2003-1, Cl A3 1.920%, 11/20/06	$4,000	$3,994
Series 2002-4, Cl A4 2.700%, 03/17/08	3,500	3,506
Nissan Auto Lease Trust Series 2002-A, Cl A3B 2.560%, 08/15/07 (a)	3,738	3,745
Nissan Auto Receivables Owner Trust Series 2002-C, Cl A4 3.330%, 01/15/08	4,600	4,643
Toyota Auto Receivables Owner Trust Series 2003-B, Cl A4 2.790%, 01/15/10	2,000	1,993
Series 2003-A, Cl A4 2.200%, 03/15/10	4,000	3,950
Volkswagon Credit Auto Master Trust Series 2000-1, Cl A 1.575%, 08/20/07	5,000	5,007
Wells Fargo Financial Auto Owner Trust Series 2004-A, Cl A3 2.060%, 06/16/08	7,000	6,944
WFS Financial Owner Trust Series 2004-3, Cl A3 3.300%, 03/17/09	5,000	5,033
Series 2003-1, Cl A4 2.740%, 09/20/10	8,530	8,495
		83,327
Commercial – 5.4%
Banc of America Commercial Mortgage Series 2004-2, Cl A1 2.764%, 11/10/38	7,553	7,420
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Cl A1 3.570%, 01/12/41	5,757	5,757
Commercial Mortgage Series 2004-LB3A, Cl A1 3.765%, 07/10/37	7,419	7,480
Commercial Mortgage Series 2004-CNL, Cl A1 2.060%, 09/15/06 (a) (h)	4,350	4,350
GMAC Commercial Mortgage Securities Series 2004-C2, Cl A1 3.896%, 08/10/38	4,949	4,995
Greenwich Capital Commercial Funding Series 2004-GG1, Cl A2 3.835%, 06/10/36	6,370	6,420
GS Mortgage Securities Series 2004-C1, Cl A1 3.659%, 10/10/28	5,975	5,941
LB-UBS Commercial Mortgage Trust Series 2004-C2, Cl A1 2.946%, 03/15/29	7,749	7,567
Williams Street Funding Series 2004-4, Cl A 1.930%, 09/23/10 (a) (b)	7,790	7,790
		57,720
Credit Cards – 9.6%
American Express Credit Account Series 2004-4, Cl C 2.044%, 03/15/12 (a)	2,400	2,403
Bank One Issuance Trust Series 2002-A2, Cl A2 4.160%, 01/15/08	5,335	5,398

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Capital One Master Trust Series 2001-3A, Cl C 2.663%, 03/16/09 (a)	$2,000	$2,016
Series 2001-5, Cl A 5.300%, 06/15/09	4,000	4,179
Series 2001-8A, Cl A 4.600%, 08/17/09	6,000	6,202
Capital One Multi-Asset Execution Trust Series 2003-A6, Cl A6 2.950%, 08/17/09	7,000	7,000
Citibank Credit Card Issuance Trust Series 2002-A3, Cl A3 4.400%, 05/15/07	7,000	7,091
Series 2001-A6, Cl A6 5.650%, 06/16/08	7,730	8,095
Series 2004-A1, Cl A1 2.550%, 01/20/09	800	792
Series 2004-A3, Cl A3 1.729%, 07/24/11	10,000	10,000
Discover Card Master Trust I Series 2000-9, Cl A 6.350%, 01/15/06	2,000	2,094
Series 2001-6, Cl A 5.750%, 12/15/08	5,000	5,247
Fleet Credit Card Master Trust II Series 2000-A, Cl A 7.350%, 07/16/07	7,000	7,133
Series 2000-C, Cl A 7.020%, 02/15/08	3,190	3,318
Series 2003-A, Cl A 2.400%, 07/15/08	8,500	8,482
Series 2001-A1, Cl A1 5.750%, 10/15/08	8,500	8,905
Providian Gateway Master Trust Series 2004-AA, Cl C 1.990%, 03/15/11 (a)	7,000	6,988
Series 2004-DA, Cl A 3.350%, 09/15/11 (a)	2,625	2,606
Sears Credit Account Master Trust Series 1999-3, Cl A 6.450%, 11/17/09	1,167	1,195
WFS Financial Owner Trust Series 2002-4, Cl A3A 2.390%, 08/20/07	3,628	3,628
		102,772
Equipment Leases – 2.1%
CIT Equipment Collateral Series 2004-VT1, Cl A3 2.200%, 03/20/08	7,400	7,340
Series 2001-A, Cl A4 4.840%, 09/20/12	2,011	2,025
CNH Equipment Trust
Series 2003-B, Cl A2 1.710%, 05/15/06	8,800	8,790
Series 2004-A, Cl A3B 2.950%, 10/15/08 (b)	4,700	4,689
		22,844
Home Equity – 5.8%
Aames Mortgage Trust Series 2002-1, Cl A2 5.378%, 06/25/29 (d)	47	47

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Advanta Mortgage Loan Trust Series 2000-2, Cl A4 7.930%, 04/25/23 (d)	$1,068	$1,096
Centex Home Equity Series 2000-C, Cl A4 7.720%, 05/25/29	2,402	2,485
Series 2003-C, Cl AV 1.355%, 09/26/33 (e)	3,507	3,511
Contimortgage Home Equity Loan Trust Series 1998-2, Cl A7 6.570%, 03/15/23	1,674	1,676
Emergent Home Equity Loan Trust Series 1997-3, Cl A5 7.290%, 10/20/28	1,354	1,379
Equivantage Home Equity Loan Trust Series 1996-1, Cl A 6.550%, 10/25/25	387	384
Series 1996-4, Cl A 6.750%, 01/25/28	1,147	1,146
First Franklin Mortgage Loan Series 2004-FFB, Cl A3 4.264%, 06/25/24	4,735	4,732
FNMA Series 2002-W11, Cl AF3 3.318%, 11/25/32	197	196
GMAC Mortgage Corporation Loan Trust Series 2004-HE2, Cl M1 3.950%, 10/25/33 (d)	4,850	4,754
Home Equity Mortgage Trust Series 2004-2, Cl B1 3.350%, 08/25/34	2,200	2,208
Household Home Equity Loan Trust Series 2003-1, Cl A 1.541%, 10/20/32 (e)	2,071	2,076
IMC Home Equity Loan Trust Series 1998-3, Cl A7 6.720%, 08/20/29 (d)	3,621	3,675
New Century Home Equity Loan Trust Series 1997-NC6, Cl A7 7.190%, 01/25/29 (d)	2,956	2,960
Residential Asset Mortgage Products Series 2002-RS6, Cl AI3 3.821%, 01/25/28	154	154
Residential Funding Mortgage Securities Series 2004-HI2, Cl A3 4.270%, 11/25/16	5,000	5,043
Series 2003-HI1, Cl A6 4.600%, 03/25/21	6,915	6,795
Saxon Asset Securities Trust
Series 2001-1, Cl AF5 6.853%, 03/25/32 (d)	3,088	3,173
Series 2004-1, Cl M1 1.650%, 03/25/35 (d)	8,000	8,030
Wells Fargo Home Equity Trust Series 2004-2, Cl AI2 3.450%, 06/25/19 (b)	6,735	6,720
		62,240
Manufactured Housing – 0.0%
Oakwood Mortgage Investors Series 1999-A, Cl A2 5.890%, 04/15/29	337	337

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Utilities – 2.4%
Detroit Edison Securitization Funding Series 2001-1, Cl A3 5.875%, 03/01/10	$5,000	$5,285
Massachusetts RRB Special Purpose Trust Series 1999-1, Cl A4 6.910%, 09/15/09	5,200	5,571
Peco Energy Transition Trust Series 1999-A, Cl A4 5.800%, 03/01/07	959	973
Series 1999-A, Cl A6 6.050%, 03/01/09	9,315	9,820
Public Service New Hampshire Funding Series 2001-1, Cl A2 5.730%, 11/01/10	4,012	4,236
		25,885
Total Asset-Backed Securities (Cost $357,809)		355,125
U.S. Government & Agency Securities – 14.4%
Fixed Rate – 1.3%
FNMA 6.625%, 09/15/09 (f)	12,900	14,535
U.S. Agency Debentures – 9.0%
FHLB 2.500%, 12/15/05 (f)	2,500	2,501
FHLMC 2.280%, 12/02/04, Callable 12/02/04 @ 100 (f)	7,000	6,942
2.375%, 03/29/07, Callable 03/29/05 @ 100 (f)	8,000	7,821
FNMA 3.500%, 10/15/07, Callable 10/15/04 @ 100 (f)	5,000	5,002
2.000%, 06/09/06, Callable 12/09/04 @ 100 (f)	7,000	6,908
3.750%, 05/17/07, Callable 05/17/05 @ 100 (f)	22,000	22,124
5.500%, 05/02/06 (f)	10,000	10,411
4.750%, 01/02/07 (f)	8,100	8,377
4.000%, 09/02/08 (f)	10,000	10,119
4.250%, 05/15/09	10,000	10,225
7.250%, 01/15/10 (f)	5,000	5,800
		96,230
U.S. Treasuries – 4.1%
U.S. Treasury Bond (STRIPS) 0.000%, 11/15/11 (f) (g)	11,200	10,603
U.S. Treasury Notes 3.875%, 01/15/09 (f) (j)	23,099	26,011
3.875%, 05/15/09 (f)	7,000	7,168
		43,782
Total U.S. Government & Agency Securities (Cost $154,067)		154,547
U.S. Government Agency Mortgage-Backed Securities – 6.5%
Adjustable Rate (e) – 4.3%
FHLMC Pool 3.518%, 01/01/29, #846946 (f)	1,316	1,358
3.144%, 05/01/30, #847014 (f)	1,364	1,400
3.479%, 10/01/30, #847241 (f)	6,112	6,304
4.522%, 10/01/32, #847063 (f)	2,000	2,050
4.267%, 05/01/33, #780456 (f)	3,802	3,830
FNMA Pool 3.425%, 11/01/25, #433988	1,449	1,489
3.392%, 02/01/28, #415285	666	683

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
5.010%, 12/01/31, #535363 (f)	$3,374	$3,514
4.792%, 03/01/32, #545791	762	787
4.492%, 10/01/32, #661645 (f)	3,156	3,194
4.629%, 12/01/32, #671884 (f)	5,360	5,434
3.861%, 03/01/33, #555369 (f)	3,960	4,048
2.974%, 04/01/34, #775389 (f)	3,968	4,100
4.278%, 07/01/34, #795242 (f)	4,932	4,965
GNMA Pool 4.750%, 08/20/21, #8824	488	498
4.750%, 07/20/22, #8006 (f)	561	572
4.750%, 09/20/25, #8699	317	323
4.375%, 04/20/26, #8847	328	331
4.750%, 08/20/27, #80106	100	102
4.375%, 01/20/28, #80154	168	170
5.500%, 02/20/32, #80580 (f)	575	581
		45,733
Fixed Rate – 2.2%
FHLMC Gold Pool 5.500%, 10/01/06, #M90680	261	267
FHLMC Gold TBA (h)
3.940%, 10/01/34	4,000	4,142
FHLMC Pool 7.750%, 07/01/09, #184513	12	13
3.902%, 12/01/26, #756591	1,437	1,496
5.372%, 04/01/30, #972055 (f)	1,327	1,358
FNMA Pool 6.195%, 06/01/07, #410601 (f)	4,957	5,304
5.500%, 05/01/12, #254340 (f)	2,367	2,459
5.043%, 06/01/31, #625338 (f)	1,406	1,459
5.046%, 05/01/32, #634948 (f)	1,355	1,392
GNMA Pool 3.250%, 05/20/29, #80283 (f)	938	949
3.250%, 06/20/29, #80291 (f)	1,640	1,658
2.875%, 11/20/30, #80469 (f)	996	1,003
3.500%, 04/20/31, #80507 (f)	579	585
4.500%, 08/20/31, #80535 (f)	2,160	2,166
		24,251
Total U.S. Government Agency Mortgage-Backed Securities (Cost $70,161)		69,984
CMO – U.S. Government Agency Mortgage-Backed Securities – 2.1%
Fixed Rate – 2.1%
FHLMC REMIC
Series 2634, Cl LA 3.000%, 05/15/12	2,599	2,602
Series 1002, Cl J 6.000%, 12/15/20	81	82
Series 2738, Cl UA 3.570%, 12/15/23 (f)	5,500	5,476
Series 2589, Cl GK 4.000%, 03/15/26 (f)	6,457	6,497
FNMA REMIC
Series 2004-76, Cl CE 4.500%, 02/25/21 (b)	8,000	8,073
Series 1992-150, Cl MA 5.500%, 09/25/22	228	232
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $23,087)		22,962

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
CMO – Private Mortgage-Backed Securities – 6.2%
Adjustable Rate (e) – 3.3%
Granite Mortgages Series 2003-1, Cl 1 C 3.080%, 01/20/43	$5,000	$5,101
Series 2004-3, Cl 1C 2.466%, 09/20/44 (a)	3,000	3,017
MLCC Mortgage Investors Series 2004-B, Cl A3 2.899%, 05/25/29	6,748	6,954
Sequoia Mortgage Trust Series 2004-4, Cl B2 2.320%, 05/20/34	4,350	4,356
Sequoia Mortgage Trust Series 2004-7, Cl A2 2.923%, 08/20/34	5,035	5,176
Structured Mortgage Loan Trust Series 2004-11, Cl A 3.825%, 08/25/34	4,727	4,875
Washington Mutual Series 2003-AR3, Cl A5 3.927%, 04/25/33	5,550	5,560
		35,039
Fixed Rate – 2.9%
IMPAC Secured Assets Series 2004-2, Cl A2 3.926%, 08/25/34	5,000	5,045
Merrill Lynch Mortgage Investors Series 2003-A5, Cl 2A3 3.246%, 08/25/33	5,763	5,749
Mortgage Capital Funding Series 1997-MC1, Cl A3 7.288%, 07/20/27	4,009	4,305
Residential Asset Securitization Trust Series 2002-A12, Cl 1A1 5.200%, 11/25/32	4,598	4,617
Washington Mutual Series 2003-AR10, Cl A6 4.100%, 10/25/33 (e)	5,000	5,075
Wells Fargo Mortgage Backed Securities Trust Series 2004-N, Cl A3 4.154%, 08/25/34	7,000	7,007
		31,798
Total CMO – Private Mortgage-Backed Securities (Cost $66,793)		66,837
Treasury Obligation – 0.0%
U. S. Treasury Bill 1.559%, 11/18/04 (i)	410	409
Total Treasury Obligation (Cost $409)		409
Affiliated Money Market Fund – 1.0%
First American Prime Obligations Fund, Cl Z (m)	10,133,964	10,134
Total Affiliated Money Market Fund (Cost $10,134)		10,134
Investments Purchased with Proceeds from Securities Lending – 22.6%
Commercial Paper – 7.3%
Bluegrass 1.881%, 5/18/05	$1,020	1,020
1.891%, 8/18/05	811	811

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Concord Minutemen Capital 1.650%, 10/01/04	$1,675	$1,675
1.680%, 10/05/04	3,722	3,722
1.720%, 10/06/04	2,750	2,750
1.740%, 10/14/04	1,840	1,840
Descartes Funding Trust 1.760%, 11/15/04	2,068	2,068
Ford Credit Floor Plan 1.622%, 10/05/04	4,135	4,135
1.526%, 10/06/04	2,895	2,895
1.655%, 10/22/04	909	909
Goldman Sachs 1.975%, 1/18/05	2,068	2,068
Independence 1.830%, 4/15/05	2,556	2,556
Jupiter Securities Corp 1.793%, 10/21/04	7,861	7,861
Lakeside Funding 1.790%, 10/08/04	4,384	4,384
Landesbank Baden 1.480%, 11/12/04	825	825
Leaf's LLC 1.821%, 4/20/05	2,275	2,275
Liquid Funding Ltd 1.743%, 10/13/04	2,893	2,893
1.830%, 5/25/05	2,068	2,068
MBNA Credit 1.683%, 10/12/04	2,010	2,010
1.764%, 10/26/04	1,115	1,115
Main Street Warehouse 1.742%, 10/04/04	2,729	2,729
1.683%, 10/04/04	3,371	3,371
1.742%, 10/08/04	2,067	2,067
1.742%, 10/08/04	2,068	2,068
Mortgage Interest Network 1.752%, 10/12/04	1,364	1,364
1.763%, 10/14/04	1,447	1,447
Netexis Banques 1.700%, 12/16/04	2,060	2,060
Orchard Park 1.796%, 4/06/05	2,068	2,068
1.766%, 7/06/05	4,268	4,268
Park Granada LLC 1.622%, 10/01/04	3,639	3,639
1.743%, 10/13/04	2,356	2,356
Sigma Finance Inc 1.512%, 11/29/04	1,031	1,031
Total Commercial Paper		78,348
Corporate Obligations – 6.1%
Allstate Life Global 1.780%, 10/14/05	4,136	4,136
1.750%, 10/14/05	1,034	1,034
Bayer Landbank NY 1.830%, 6/24/05	3,929	3,929
Blue Heron Fdg Ltd 1.850%, 5/18/05	1,158	1,158
Castle Hill III 1.910%, 9/15/15	1,241	1,241
Depfa Bank PLC 1.860%, 6/15/05	2,067	2,067
Duke Funding VI 1.320%, 4/08/05	2,502	2,502
General Electric Capital Corporation 1.838%, 10/07/05	2,070	2,070

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Jackson National Life 1.760%, 4/15/05	$2,068	$2,068
Jefferson Pilot Co 1.788%, 8/17/05	2,068	2,068
Liquid Funding Ltd 1.840%, 6/28/05	1,861	1,861
Merrill Lynch 1.696%, 10/01/05	4,136	4,136
Metlife Global Funding 1.800%, 10/14/05	2,481	2,481
1.880%, 10/28/05	1,738	1,738
Morgan Stanley 1.850%, 12/26/08	2,068	2,068
Natexis Banq NY 1.920%, 7/12/05	2,275	2,275
Northlake CDO Ltd 1.895%, 3/07/05	1,241	1,241
Premium Asset Trust 1.848%, 12/22/04	1,551	1,551
1.760%, 5/13/05	2,895	2,895
1.740%, 6/01/05	6,162	6,162
1.770%, 10/14/05	1,654	1,654
REMAC 1.840%, 9/29/05	2,275	2,275
RMAC 1.740%, 6/12/05	2,386	2,386
SMM Trust 2004 1.833%, 9/23/05	3,846	3,846
Societe Generale NYC 1.960%, 12/08/04	4,136	4,136
Svenska Handl 1.170%, 10/21/04	2,068	2,068
Total Corporate Obligations		65,046
Other Short-Term Investments – 1.6%
ARLO III Ltd 2.000%, 9/28/05	6,204	6,204
Commonwealth Life 2.115%, 12/31/04 (k)	2,088	2,088
General Electric Capital Assurance 1.980%, 1/19/05	827	827
HBOS Treas Svcs Plc 1.640%, 11/01/05	2,274	2,274
Security Life Denver 1.270%, 7/13/04	5,377	5,377
Total Other Short-Term Investments		16,770
Repurchase Agreements – 7.6%
Bear Stearns 2.045%, dated 9/30/04, matures 10/01/04, repurchase price $4,136,137 (collateralized by Various Securities: Total Market Value $4,220,927)	4,136	4,136
Bear Stearns 2.060%, dated 9/30/04, matures 12/23/04, repurchase price $1,246,735 (collateralized by Various Securities: Total Market Value $1,266,029)	1,241	1,241
Citibank 1.945%, dated 9/30/04, matures 10/01/04, repurchase price $8,272,252 (collateralized by Corporate Securities: Total Market Value $8,759,440)	8,272	8,272
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $2,068,062

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
(collateralized by Various Securities: Total Market Value $2,113,996)	$2,068	$2,068
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $2,068,062 (collateralized by Various Securities: Total Market Value $2,109,338)	2,068	2,068
Greenwich Capital Markets 1.950%, dated 9/30/04, matures 10/01/04, repurchase price $12,408,379 (collateralized by U.S. Government Securities: Total Market Value $12,656,023)	12,407	12,407
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $2,895,295 (collateralized by Various Securities: Total Market Value $2,984,676)	2,895	2,895
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $1,240,840 (collateralized by Various Securities: Total Market Value $1,279,177)	1,241	1,241
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $1,240,851 (collateralized by U.S. Government Securities: Total Market Value $1,279,177)	1,241	1,241
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $3,102,101 (collateralized by Corporate Securities: Total Market Value $3,197,879)	3,102	3,102
Goldman Sachs 1.425%, dated 9/30/04, matures 10/18/04, repurchase price $5,173,562 (collateralized by Corporate Securities: Total Market Value $5,275,417)	5,170	5,170
Goldman Sachs 1.480%, dated 9/30/04, matures 10/18/04, repurchase price $3,104,222 (collateralized by Corporate Securities: Total Market Value $3,197,880)	3,102	3,102
Goldman Sachs 2.205%, dated 9/30/04, matures 3/07/05, repurchase price $2,087,964 (collateralized by Corporate Securities: Total Market Value $2,110,187)	2,068	2,068
Lehman Brothers 2.055%, dated 9/30/04, matures 10/01/04, repurchase price $8,272,277 (collateralized by Collateralized Mortgage Obligations: Total Market Value $8,437,241)	8,272	8,272
Lehman Brothers 1.910%, dated 9/30/04, matures 10/01/04, repurchase price $12,408,365 (collateralized by U.S. Government Securities: Total Market Value $12,656,061)	12,407	12,407
Lehman Brothers 1.935%, dated 9/30/04, matures 10/01/04, repurchase price $8,272,249 (collateralized by Collateralized Mortgage Obligations: Total Market Value $9,095,531)	8,272	8,272

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Merrill Lynch 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $4,136,124 (collateralized by Corporate Securities: Total Market Value $4,342,787)	$4,136	$4,136
Total Repurchase Agreements		82,098
Total Investments Purchased with Proceeds from Securities Lending (Cost $242,262)		242,262
Total Investments – 122.8% (Cost $1,321,295)		1,318,488
Other Assets and Liabilities, Net – (22.8)%		(244,776)
Total Net Assets – 100.0%		$1,073,712

(a)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $87,839,000 or 8.2% of total net assets.

(b)  Securities considered illiquid or restricted. As of September 30, 2004, the value of these investments was $27,271,934 or 2.5% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Security is fair valued. As of September 30, 2004, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Delayed Interest (Step-Bonds) – Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2004, based upon the estimated timing and amount of future interest and principal payments.

(e)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(f)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a value of $235,256,916 at September 30, 2004. See note 2 in Notes to Financial Statements.

(g)  Principal only.

(h)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $4,350,000 or 0.4% of total net assets. See note 2 in Notes to Financial Statements.

(i)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(j)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k)  Security has demand features which qualify it as a short-term security. The date disclosed is the next put date.

(l)  Security currently in default.

(m)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

Cl – Class

CMO – Collateralized Mortgage Obligation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

REITS – Real Estate Investment Trusts

REMIC – Real Estate Mortgage Investment Conduit

STRIPS – Separate Trading of Registered Interest and Principal of Securities

Short Term Bond Fund (concluded)

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Eurodollar December 04 Futures	713	$69,608	Dec. 04	$204
90 Day Eurodollar December 05 Futures	(713)	(68,934)	Dec. 05	(602)
2 Year U.S. Treasury December 04 Futures	1,434	151,453	Dec. 04	(322)
10 Year U.S. Treasury December 04 Futures	(6,000)	(676)	Dec. 04	(2)
U.S. Treasury Long Bond December 04 Futures	215	24,127	Dec. 04	262
U.S. Treasury 5 Year December 04 Futures	(1,280)	(141,764)	Dec. 04	(64)
				$(524)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

U.S. Government Mortgage Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government Agency Mortgage-Backed Securities – 88.3%
Adjustable Rate (a) – 2.5%
FNMA Pool 3.353%, 08/01/27, #545271 (b)	$2,757	$2,842
2.974%, 04/01/34, #775389	2,568	2,653
		5,495
Fixed Rate – 85.8%
FHLMC Gold Pool 8.500%, 03/01/06, #E00022	7	8
7.500%, 04/01/08, #E45929	21	23
7.000%, 07/01/11, #E20252	65	70
7.000%, 11/01/11, #E65619	6	6
7.500%, 09/01/12, #G10735	313	334
5.500%, 05/01/13, #G10814	340	354
6.000%, 10/01/13, #E72802	619	652
5.500%, 01/01/14, #E00617	1,697	1,766
7.000%, 09/01/14, #E00746	331	352
5.000%, 05/01/18, #E96700	3,780	3,842
6.000%, 03/01/21, #CP0428	824	858
6.000%, 09/01/22, #C90580	1,205	1,254
6.500%, 01/01/28, #G00876	792	836
6.500%, 11/01/28, #C00676	1,712	1,802
6.500%, 01/01/30, #C55738	2,342	2,464
7.500%, 01/01/30, #C35768	190	204
6.000%, 12/01/30, #C53880	3,608	3,741
6.500%, 03/01/31, #G01244 (b)	1,262	1,328
7.000%, 06/01/32, #C68248	599	635
5.000%, 09/01/33, #C01622	2,792	2,770
FNMA Pool 7.000%, 11/01/11, #250738	31	33
7.000%, 11/01/11, #349630	19	20
7.000%, 11/01/11, #351122	27	29
6.000%, 04/01/13, #425550	332	350
6.500%, 08/01/13, #251901	286	304
6.000%, 11/01/13, #556195	559	590
6.000%, 12/01/13, #449173	816	859
7.000%, 07/01/14, #252637	514	547
7.000%, 10/01/14, #252799	220	234
5.500%, 04/01/16, #580516	1,359	1,410
6.500%, 07/01/17, #254373	1,770	1,874
7.000%, 07/01/17, #254414	1,735	1,842
5.500%, 12/01/17, #673010	1,261	1,303
6.000%, 12/01/17, #254547	1,342	1,407
5.000%, 04/01/18, #685197	3,718	3,781
5.500%, 04/01/18, #695765	1,385	1,432
4.500%, 05/01/18, #254720	5,970	5,961
5.000%, 07/01/18, #555621	2,213	2,251
5.000%, 11/01/18, #750989	4,418	4,493
4.500%, 05/01/19, #775004 (b)	4,885	4,869
6.500%, 06/01/22, #254344	1,342	1,417
6.000%, 10/01/22, #254513 (b)	1,494	1,556
6.500%, 10/01/27, #400141	84	89
7.000%, 12/01/27, #313941	998	1,060
6.500%, 10/01/28, #442671	598	630
6.500%, 12/01/28, #323422	872	918
6.500%, 02/01/29, #252255 (b)	829	873
7.000%, 09/01/31, #596680	1,826	1,934
7.000%, 03/01/32, #635970	1,413	1,498
6.500%, 06/01/32, #596712	5,162	5,410
6.500%, 07/01/32, #545759 (b)	5,553	5,832
7.000%, 07/01/32, #545813	750	795
7.000%, 07/01/32, #545815 (b)	729	773
6.000%, 08/01/32, #656269	1,660	1,722

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
5.500%, 03/01/33, #689109	$3,833	$3,899
5.500%, 04/01/33, #703392 (b)	4,316	4,381
5.500%, 05/01/33, #704523	3,613	3,668
5.500%, 07/01/33, #720735 (b)	2,506	2,544
5.500%, 07/01/33, #726520 (b)	4,368	4,434
5.500%, 07/01/33, #728667	2,895	2,939
4.500%, 08/01/33, #555680	2,804	2,711
5.000%, 08/01/33, #736158	3,699	3,669
5.500%, 08/01/33, #728855	3,053	3,100
5.500%, 08/01/33, #730927	3,412	3,464
5.500%, 08/01/33, #733380 (b)	3,494	3,547
5.000%, 09/01/33, #734566	4,483	4,447
5.000%, 10/01/33, #747533	3,783	3,753
5.500%, 12/01/33, #756202 (b)	2,711	2,752
5.500%, 01/01/34, #255028 (b)	2,654	2,694
6.000%, 01/01/34, #763687	3,824	3,960
5.000%, 04/01/34, #778492 (b)	4,771	4,728
5.500%, 04/01/34, #774999	1,473	1,494
5.000%, 07/01/34, #788645	3,500	3,469
FNMA TBA (d) 5.500%, 04/01/33	3,500	3,548
5.500%, 06/01/33	5,000	5,069
6.000%, 10/01/33	6,100	6,310
4.500%, 06/01/34	1,500	1,444
GNMA Pool 8.000%, 01/15/07, #315126	9	10
9.000%, 11/15/09, #359559	61	65
8.000%, 10/15/10, #414750	97	104
6.500%, 07/15/13, #462638	652	697
8.500%, 06/15/21, #307921	-	-
7.500%, 12/15/22, #347332	113	123
7.000%, 09/15/27, #455304	43	46
6.500%, 07/15/28, #780825	1,453	1,540
7.000%, 11/15/29, #781113 (b)	759	811
7.000%, 07/15/31, #781324 (b)	743	793
6.500%, 08/20/31, #3120	732	772
7.500%, 12/15/31, #570134	633	681
6.500%, 02/15/32, #569621	1,071	1,130
6.000%, 03/15/33, #603520 (b)	2,024	2,101
6.000%, 06/15/33, #553314 (b)	3,619	3,757
5.500%, 07/15/33, #553367 (b)	2,694	2,743
5.500%, 08/15/33, #604567 (b)	5,733	5,837
6.000%, 11/15/33, #612374 (b)	2,279	2,363
6.000%, 07/15/34, #631574	1,865	1,933
6.000%, 09/15/34, #633605	2,861	2,965
		191,890
Total U.S. Government Agency Mortgage-Backed Securities (Cost $195,714)		197,385
CMO – Private Mortgage-Backed Securities – 9.3%
Adjustable Rate (a)– 0.7%
Sequoia Mortgage Trust Series 2004-5, Cl X1 0.800%, 05/20/34 (h)	121,188	1,559
Fixed Rate – 8.6%
Citicorp Mortgage Securities Series 2004-5, Cl B3 5.267%, 08/25/34	2,246	2,096
First Nationwide Trust Series 2001-3, Cl 2A1 8.250%, 01/25/23	333	338

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
GRP/AG Real Estate Asset Trust Series 2004-1, Cl A 3.960%, 03/25/09 (c) (e) (f)	$536	$537
Residential Accredit Loans Series 1997-QS13, Cl M3 7.250%, 12/25/27	1,297	1,283
Residential Asset Mortgage Products Series 2003-SL1, Cl M1 7.319%, 04/25/31	2,930	3,096
Washington Mutual MSC Mortgage Series 2003-MS9, Cl CB1 7.433%, 04/25/33	1,750	1,838
Washington Mutual Series 2003-S10, Cl A2 5.000%, 10/25/18	3,396	3,405
Wells Fargo Mortgage Backed Securities Trust Series 2003-14, Cl A1 4.750%, 12/25/18	4,951	4,953
Series 2003-D, Cl A1 4.906%, 02/25/33	1,563	1,577
		19,123
Total CMO – Private Mortgage-Backed Securities (Cost $20,751)		20,682
U.S. Government & Agency Securities – 3.1%
U.S. Agency Debenture – 1.0%
FNMA 4.625%, 10/15/14 (b)	2,200	2,192
U.S. Treasuries – 2.1%
U. S. Treasury Bill 1.435%, 11/18/04 (f)	220	219
U.S. Treasury Note 2.000%, 07/15/14 (b) (g)	4,321	4,418
		4,637
Total U.S. Government & Agency Securities (Cost $6,781)		6,829
CMO – U.S. Government Agency Mortgage-Backed Securities – 1.5%
Fixed Rate – 1.5%
FHLMC REMIC Series 2498, Cl UA 5.500%, 09/15/12	223	224
Series 2382, Cl DA 5.500%, 10/15/30	713	735
FNMA REMIC Series 2002-W1, Cl 2A 7.500%, 02/25/42	2,263	2,418
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $3,321)		3,377
Asset-Backed Securities – 1.2%
Home Equity – 0.3%
First Plus Home Loan Trust Series 1998-3, Cl A7 6.950%, 10/10/22	31	30
GRMT Mortgage Loan Trust Series 2001-1A, Cl M1 7.772%, 07/20/31	500	527
		557

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)/ CONTRACTS/SHARES	VALUE (000)
Manufactured Housing – 0.9%
Oakwood Mortgage Investors Series 1999-A, Cl A2 5.890%, 04/15/29	$171	$171
Vanderbilt Mortgage Finance Series 1999-B, Cl 1A4 6.545%, 04/07/18	1,885	1,931
		2,102
Total Asset-Backed Securities (Cost $2,677)		2,659
Commercial Paper – 2.2%
Falcon Asset Security 1.700%, 10/14/04	5,000	4,997
Total Commercial Paper (Cost $4,997)		4,997
Options Purchased – 0.0%
Call Option Purchased – 0.0%
U.S. Treasury 5 Year Note, November 04 Futures Call, Expires 11/30/04 Exersise Price $112.00	51,000	4
Put Options Purchased – 0.0%
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04 Exercise price $106.50	10	-
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04 Exercise price $107.00	135	4
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04 Exercise price $109.00	100	19
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04 Exercise price $109.50	50	15
U.S. Treasury 5 Year Note, December 04 Futures Put, Expires 12/30/04 Exercise price $105.00	20	-
		38
Total Options Purchased (Cost $249)		42
Affiliated Money Market Fund – 1.6%
First American Government Obligations Fund, Cl Z (j)	3,614,801	3,615
Total Affiliated Money Market Fund (Cost $3,615)		3,615
Investments Purchased with Proceeds from Securities Lending – 31.4%
Commercial Paper – 10.2%
Bluegrass 1.881%, 5/18/05	$296	296
1.891%, 8/18/05	235	235
Concord Minutemen Capital 1.650%, 10/01/04	486	486
1.680%, 10/05/04	1,079	1,079
1.720%, 10/06/04	798	798
1.740%, 10/14/04	534	534
Descartes Funding Trust 1.760%, 11/15/04	600	600
Ford Credit Floor Plan 1.622%, 10/05/04	1,199	1,199
1.526%, 10/06/04	840	840
1.655%, 10/22/04	264	264

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 1.975%, 1/18/05	$600	$600
Independence 1.830%, 4/15/05	741	741
Jupiter Securities Corp 1.793%, 10/21/04	2,279	2,279
Lakeside Funding 1.790%, 10/08/04	1,271	1,271
Landesbank Baden 1.480%, 11/12/04	239	239
Leaf's LLC 1.821%, 4/20/05	659	659
Liquid Funding 1.743%, 10/13/04	839	839
1.830%, 5/25/05	600	600
MBNA Credit 1.683%, 10/12/04	583	583
1.764%, 10/26/04	323	323
Main Street Warehouse 1.742%, 10/04/04	791	791
1.683%, 10/04/04	977	977
1.742%, 10/08/04	599	599
1.742%, 10/08/04	600	600
Mortgage Interest Network 1.752%, 10/12/04	396	396
1.763%, 10/14/04	419	419
Netexis Banques 1.700%, 12/16/04	597	597
Orchard Park 1.796%, 4/06/05	600	600
1.766%, 7/06/05	1,238	1,238
Park Granada LLC 1.622%, 10/01/04	1,055	1,055
1.743%, 10/13/04	683	683
Sigma Finance 1.512%, 11/29/04	299	299
Total Commercial Paper		22,719
Corporate Obligations – 8.4%
Allstate Life Global 1.780%, 10/14/05	1,199	1,199
1.750%, 10/14/05	300	300
Bayer Landbank NY 1.830%, 6/24/05	1,139	1,139
Blue Heron Funding 1.850%, 5/18/05	336	336
Castle Hill III 1.910%, 9/15/15	360	360
Depfa Bank PLC 1.860%, 6/15/05	599	599
Duke Funding VI 1.320%, 4/08/05	725	725
General Electric Capital Corporation 1.838%, 10/07/05	600	600
Jackson National Life 1.760%, 4/15/05	600	600
Jefferson Pilot 1.788%, 8/17/05	600	600
Liquid Funding 1.840%, 6/28/05	540	540
Merrill Lynch 1.696%, 10/01/05	1,199	1,199
Metlife Global Funding 1.800%, 10/14/05	720	720
1.880%, 10/28/05	504	504

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Morgan Stanley 1.850%, 12/26/08	$600	$600
Natexis Banq NY 1.920%, 7/12/05	660	660
Northlake CDO 1.895%, 3/07/05	360	360
Premium Asset Trust 1.848%, 12/22/04	450	450
1.760%, 5/13/05	839	839
1.740%, 6/01/05	1,787	1,787
1.770%, 10/14/05	480	480
REMAC 1.840%, 9/29/05	660	660
RMAC 1.740%, 6/12/05	692	692
SMM Trust 2004 1.833%, 9/23/05	1,115	1,115
Societe Generale NYC 1.960%, 12/08/04	1,199	1,199
Svenska Handl 1.170%, 10/21/04	599	599
Total Corporate Obligations		18,862
Other Short-Term Investments – 2.2%
ARLO III Ltd 2.000%, 9/28/05	1,799	1,799
Commonwealth Life 2.115%, 12/31/04 (i)	606	606
General Electric Capital Assurance 1.980%, 1/19/05	240	240
HBOS Treasury Services 1.640%, 11/01/05	659	659
Security Life of Denver 1.900%, 12/30/04	1,559	1,559
Total Other Short-Term Investments		4,863
Repurchase Agreements – 10.6%
Bear Stearns 2.045%, dated 9/30/04, matures 10/01/04, repurchase price $1,199,390 (collateralized by Various Securities: Total Market Value $1,223,977)	1,199	1,199
Bear Stearns 2.060%, dated 9/30/04, matures 12/23/04, repurchase price $361,526 (collateralized by Various Securities: Total Market Value $367,121)	360	360
Citibank 1.945%, dated 9/30/04, matures 10/01/04, repurchase price $2,398,772 (collateralized by Corporate Securities: Total Market Value $2,540,046)	2,399	2,399
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $599,693 (collateralized by Various Securities: Total Market Value $613,013)	600	600
Citibank 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $599,693 (collateralized by Various Securities: Total Market Value $611,662)	600	600
Greenwich Capital Markets 1.950%, dated 9/30/04, matures 10/01/04, repurchase price $3,598,159 (collateralized by U.S. Government Securities: Total Market Value $3,669,970)	3,598	3,598

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $839,572 (collateralized by Various Securities: Total Market Value $865,491)	$840	$840
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $359,817 (collateralized by Various Securities: Total Market Value $370,934)	360	360
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $359,817 (collateralized by Various Securities: Total Market Value $370,934)	360	360
Goldman Sachs 2.025%, dated 9/30/04, matures 10/01/04, repurchase price $899,542 (collateralized by Corporate Securities: Total Market Value $927,315)	899	899
Goldman Sachs 1.425%, dated 9/30/04, matures 10/18/04, repurchase price $1,500,220 (collateralized by Corporate Securities: Total Market Value $1,529,756)	1,499	1,499
Goldman Sachs 1.480%, dated 9/30/04, matures 10/18/04, repurchase price $900,157 (collateralized by Various Securities: Total Market Value $927,315)	899	899
Goldman Sachs 2.205%, dated 9/30/04, matures 3/07/05, repurchase price $605,464 (collateralized by Corporate Securities: Total Market Value $611,908)	600	600
Lehman Brothers 2.055%, dated 9/30/04, matures 10/01/04, repurchase price $2,398,780 (collateralized by Collateralized Mortgage Obligations: Total Market Value $2,446,616)	2,399	2,399
Lehman Brothers 1.910%, dated 9/30/04, matures 10/01/04, repurchase price $3,598,155 (collateralized by U.S. Government Securities: Total Market Value $3,669,981)	3,598	3,598
Lehman Brothers 1.935%, dated 9/30/04, matures 10/01/04, repurchase price $2,398,772 (collateralized by Collateralized Mortgage Obligations: Total Market Value $2,637,506)	2,398	2,398
Merrill Lynch 1.925%, dated 9/30/04, matures 10/01/04, repurchase price $1,199,386 (collateralized by Corporate Securities: Total Market Value $1,259,313)	1,199	1,199
Total Repurchase Agreements		23,807
Total Investments Purchased with Proceeds from Securities Lending (Cost $70,251)		70,251
Total Investments – 138.6% (Cost $308,356)		309,837
Other Assets and Liabilities, Net – (38.6)%		(86,203)
Total Net Assets – 100.0%		$223,634

U.S. Government Mortgage Fund (concluded)

(a)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2004.

(b)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a value of $67,977,350 at September 30, 2004. See note 2 in Notes to Financial Statements.

(c)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $537,199 or 0.2% of total net assets.

(d)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $16,393,771 or 7.3% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Delayed Interest (Step-Bonds) – Represents securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Interest rate shown represents current yield at September 30, 2004, based upon the estimated timing and amount of future interest and principal payments.

(f)  Security has been deposited as intial margin on open futures contracts. Yield shown is effective at date of purchase. See note 2 in Notes to Financial Statements.

(g)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  Interest only.

(i)  Security has demand features which qualify it as a short-term security. The date disclosed is the next put date.

(j)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See note 3 in Notes to Financial Statements.

Cl – Class

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

TBA – To be Announced

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Eurodollar June 05 Futures	(30)	$(3,646)	Jun. 05	$(34)
90 Day Eurodollar December 04 Futures	75	18,318	Dec. 04	54
90 Day Eurodollar December 05 Futures	(75)	(18,141)	Dec. 05	(158)
U.S. Treasury 5 Year December 04 Futures	(285)	(31,564)	Dec. 04	(21)
10 Year U.S. Treasury December 04 Futures	(129)	(14,529)	Dec. 04	31
U.S. Treasury Long Bond December 04 Futures	100	11,222	Dec. 04	122
				$(6)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

(This page has been left blank intentionally.)

Statements of Assets and Liabilities September 30, 2004, in thousands, except for per share data

	Core Bond Fund	Corporate Bond Fund	High Income Bond Fund	Intermediate Government Bond Fund
ASSETS:
Investments in unaffiliated securities, at value*†	$2,710,940	$315,987	$380,705	$130,206
Investments in affiliated money market fund, at value**	46,837	5,273	6,544	232
Cash***	3,085	145	999	-
Receivable for dividends and interest	13,938	4,050	6,291	1,474
Receivable for investment securities sold	29,671	9,029	7,054	4
Receivable for capital shares sold	1,432	399	348	1
Receivable for variation margin	3	-	-	-
Prepaid expenses and other assets	48	31	33	21
Total assets	2,805,954	334,914	401,974	131,938
LIABILITIES:
Payable upon return of securities loaned	750,903	50,689	90,067	-
Payable for investment securities purchased	90,345	10,647	7,014	-
Payable for capital shares redeemed	8,169	49	155	149
Payable for variation margin	-	34	54	9
Payable for advisory, co-administration, and custodian fees	1,012	165	168	138
Payable for distribution and shareholder servicing fees	56	12	30	-
Accrued expenses and other liabilities	15	2	3	1
Total liabilities	850,500	61,598	97,491	297
Net assets	$1,955,454	$273,316	$304,483	$131,641
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,942,715	$293,199	$310,392	$125,856
Undistributed net investment income	380	-	148	165
Accumulated net realized gain (loss) on investments	1,834	(26,162)	(18,551)	4,959
Net unrealized appreciation (depreciation) of investments	11,865	6,542	12,449	714
Net unrealized appreciation (depreciation) on futures contracts	(1,340)	(263)	45	(53)
Net assets	$1,955,454	$273,316	$304,483	$131,641
* Investments in unaffiliated securities, at cost	$2,699,075	$309,445	$368,256	$129,492
** Investments in affiliated money market fund, at cost	$46,837	$5,273	$6,544	$232
*** Includes cash related to securities loaned	$103	$7	$12	$-
† Including securities loaned, at value	$729,885	$49,123	$87,329	$-
Class A:
Net assets	$184,805	$21,034	$43,842	$1,872
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	16,401	2,052	4,640	212
Net asset value and redemption price per share	$11.27	$10.25	$9.45	$8.82
Maximum offering price per share (1)	$11.77	$10.70	$9.87	$9.02
Class B:
Net assets	$21,046	$5,474	$8,521	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1,881	536	905	-
Net asset value, offering price, and redemption price per share (2)	$11.19	$10.21	$9.41	-
Class C:
Net assets	$9,132	$3,789	$17,349	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	813	372	1,842	-
Net asset value per share (2)	$11.24	$10.20	$9.42	-
Class R:
Net assets	$1	$1	$1	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-	1	-
Net asset value, offering price, and redemption price per share	$11.30	$10.29	$9.60	-
Class Y:
Net assets	$1,740,470	$243,018	$234,770	$129,769
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	154,498	23,722	24,830	14,712
Net asset value, offering price, and redemption price per share	$11.27	$10.24	$9.46	$8.82

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charge, see note 1 in Notes to Financial Statements.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Intermediate Term Bond Fund	Short Term Bond Fund	U.S. Government Mortgage Fund
ASSETS:
Investments in unaffiliated securities, at value*†	$1,644,460	$1,308,354	$306,222
Investments in affiliated money market fund, at value**	-	10,134	3,615
Cash***	1,724	33	168
Receivable for dividends and interest	10,059	8,916	1,091
Receivable for investment securities sold	11,645	-	9,277
Receivable for capital shares sold	1,272	1,163	11
Receivable for variation margin	-	-	-
Prepaid expenses and other assets	30	28	31
Total assets	1,669,190	1,328,628	320,415
LIABILITIES:
Payable upon return of securities loaned	367,194	242,295	70,260
Payable for investment securities purchased	13,602	11,002	25,778
Payable for capital shares redeemed	4,768	1,063	556
Payable for variation margin	37	35	26
Payable for advisory, co-administration, and custodian fees	644	495	136
Payable for distribution and shareholder servicing fees	8	16	23
Accrued expenses and other liabilities	11	10	2
Total liabilities	386,264	254,916	96,781
Net assets	$1,282,926	$1,073,712	$223,634
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,262,436	$1,079,351	$226,585
Undistributed net investment income	380	548	242
Accumulated net realized gain (loss) on investments	13,608	(2,856)	(4,668)
Net unrealized appreciation (depreciation) of investments	7,019	(2,807)	1,481
Net unrealized appreciation (depreciation) on futures contracts	(517)	(524)	(6)
Net assets	$1,282,926	$1,073,712	$223,634
* Investments in unaffiliated securities, at cost	$1,637,441	$1,311,611	$304,741
** Investments in affiliated money market fund, at cost	$-	$10,134	$3,615
*** Includes cash related to securities loaned	$50	$33	$9
† Including securities loaned, at value	$357,282	$235,257	$67,977
Class A:
Net assets	$63,219	$130,531	$32,815
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	6,168	12,914	3,060
Net asset value and redemption price per share	$10.25	$10.11	$10.72
Maximum offering price per share (1)	$10.49	$10.34	$11.20
Class B:
Net assets	-	-	$9,155
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-	853
Net asset value, offering price, and redemption price per share (2)	-	-	$10.74
Class C:
Net assets	-	-	$10,520
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-	985
Net asset value per share (2)	-	-	$10.68
Class R:
Net assets	-	-	$1
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-	-
Net asset value, offering price, and redemption price per share	-	-	$10.72
Class Y:
Net assets	$1,219,707	$943,181	$171,143
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	119,360	93,271	15,956
Net asset value, offering price, and redemption price per share	$10.22	$10.11	$10.73

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the period ended September 30, 2004, in thousands

	Core Bond Fund	Corporate Bond Fund	High Income Bond Fund	Intermediate Government Bond Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$87,923	$15,256	$23,087	$6,805
Dividends from affiliated money market fund	462	29	54	46
Dividends from unaffiliated securities	-	35	42	-
Securities lending	510	45	118	-
Other income	-	-	-	9
Total investment income	88,895	15,365	23,301	6,860
EXPENSES:
Investment advisory fees	10,397	1,933	1,975	1,000
Co-administration fees and expenses (including transfer agent fees)	5,562	757	783	536
Custodian fees	208	28	28	20
Directors' fees	63	6	7	5
Registration fees	24	20	21	-
Professional fees	292	14	16	8
Printing	53	7	7	5
Other	42	6	6	6
Distribution and shareholder servicing fees – Class A	468	43	107	5
Distribution and shareholder servicing fees – Class B	244	103	92	-
Distribution and shareholder servicing fees – Class C	111	49	193	-
Shareholder servicing fees – Class R	54	3	1	-
Total expenses	17,518	2,969	3,236	1,585
Less: Fee waivers	(2,084)	(700)	(727)	(373)
Total net expenses	15,434	2,269	2,509	1,212
Investment income – net	73,461	13,096	20,792	5,648
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS, AND OPTIONS WRITTEN – NET:
Net realized gain on investments	18,668	6,006	12,424	5,815
Net realized loss on futures contracts	(4,060)	(735)	(261)	(293)
Net realized gain on options written	2,256	104	75	279
Net realized gain on forward foreign currency contracts and foreign currency transactions	-	-	62	-
Net change in unrealized appreciation or depreciation of investments	(35,329)	(5,034)	(2,836)	(10,413)
Net change in unrealized appreciation or depreciation of futures contracts	(1,340)	(263)	45	(53)
Net change in unrealized appreciation or depreciation of options written	343	-	-	51
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	(4)	-
Net realized gain (loss) on investments	(19,462)	78	9,505	(4,614)
Net increase in net assets resulting from operations	$53,999	$13,174	$30,297	$1,034

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Intermediate Term Bond Fund	Short Term Bond Fund	U.S. Government Mortgage Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$50,388	$30,065	$11,692
Dividends from affiliated money market fund	285	145	71
Dividends from unaffiliated securities	-	-	-
Securities lending	431	204	36
Other income	-	-	-
Total investment income	51,104	30,414	11,799
EXPENSES:
Investment advisory fees	6,855	5,357	1,315
Co-administration fees and expenses (including transfer agent fees)	3,679	2,886	718
Custodian fees	137	107	26
Directors' fees	32	25	6
Registration fees	36	48	23
Professional fees	67	54	13
Printing	35	28	7
Other	25	18	6
Distribution and shareholder servicing fees – Class A	185	372	72
Distribution and shareholder servicing fees – Class B	-	-	102
Distribution and shareholder servicing fees – Class C	-	-	150
Shareholder servicing fees – Class R	11	7	21
Total expenses	11,062	8,902	2,459
Less: Fee waivers	(2,715)	(2,244)	(272)
Total net expenses	8,347	6,658	2,187
Investment income – net	42,757	23,756	9,612
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS, AND OPTIONS WRITTEN – NET:
Net realized gain on investments	18,776	3,167	616
Net realized loss on futures contracts	(1,075)	(1,911)	(630)
Net realized gain on options written	1,321	-	269
Net realized gain on forward foreign currency contracts and foreign currency transactions	-	-	-
Net change in unrealized appreciation or depreciation of investments	(32,178)	(14,832)	(3,225)
Net change in unrealized appreciation or depreciation of futures contracts	(517)	(524)	(6)
Net change in unrealized appreciation or depreciation of options written	206	-	40
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-
Net realized gain (loss) on investments	(13,467)	(14,100)	(2,936)
Net increase in net assets resulting from operations	$29,290	$9,656	$6,676

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Changes in Net Assets in thousands

	Core Bond Fund		Corporate Bond Fund		High Income Bond Fund		Intermediate Government Bond Fund
	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/25/02 (1) to 09/30/03
OPERATIONS:
Investment income (loss) – net	$73,461	$71,504	$13,096	$14,162	$20,792	$16,135	$5,648	$15,152
Net realized gain (loss) on investments	18,668	55,962	6,006	4,772	12,424	(249)	5,815	29,420
Net realized gain (loss) on futures contracts	(4,060)	131	(735)	16	(261)	-	(293)	-
Net realized gain (loss) on options written	2,256	-	104	-	75	-	279	-
Net realized gain (loss) on forward foreign currency contracts and foreign currency transactions	-	-	-	-	62	(31)	-	-
Net change in unrealized appreciation or depreciation of investments	(35,329)	(34,740)	(5,034)	11,176	(2,836)	27,108	(10,413)	11,127
Net change in unrealized appreciation or depreciation of futures	(1,340)	-	(263)	-	45	-	(53)	-
Net change in unrealized appreciation or depreciation of options written	343	(343)	-	-	-	-	51	(51)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	(4)	11	-	-
Net increase in net assets resulting from operations	53,999	92,514	13,174	30,126	30,297	42,974	1,034	55,648
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(6,707)	(6,386)	(787)	(562)	(3,109)	(2,492)	(55)	(54)
Class B	(691)	(761)	(390)	(720)	(601)	(434)	-	-
Class C	(311)	(394)	(186)	(243)	(1,260)	(929)	-	-
Class R	(773)	(1,471)	(59)	(171)	(30)	(29)	-	-
Class Y	(70,747)	(68,921)	(11,683)	(12,466)	(15,894)	(11,903)	(5,443)	(15,108)
Net realized gain on investments:
Class A	(2,811)	-	-	-	-	-	(258)	(1)
Class B	(404)	-	-	-	-	-	-	-
Class C	(191)	-	-	-	-	-	-	-
Class R	(591)	-	-	-	-	-	-	-
Class Y	(28,710)	-	-	-	-	-	(29,444)	(534)
Return of capital:
Class A	-	-	(1)	-	-	-	-	-
Class B	-	-	(1)	-	-	-	-	-
Class C (3)	-	-	-	-	-	-	-	-
Class R (3)	-	-	-	-	-	-	-	-
Class Y	-	-	(17)	-	-	-	-	-
Total distributions	(111,936)	(77,933)	(13,124)	(14,162)	(20,894)	(15,787)	(35,200)	(15,697)
CAPITAL SHARE TRANSACTIONS (2):
Class A:
Proceeds from sales	64,537	44,693	12,203	12,184	10,439	17,072	799	4,608
Reinvestment of distributions	7,247	4,658	624	416	2,352	1,708	221	44
Payments for redemptions	(73,658)	(67,122)	(5,431)	(8,330)	(12,507)	(22,686)	(1,360)	(2,133)
Shares issued in connection with the acquisition of Fund net assets	-	86,055	-	-	-	23,374	-	-
Increase (decrease) in net assets from Class A transactions	(1,874)	68,284	7,396	4,270	284	19,468	(340)	2,519
Class B:
Proceeds from sales	1,965	4,276	687	1,645	2,346	3,119	-	-
Reinvestment of distributions	948	663	278	503	365	238	-	-
Payments for redemptions	(9,240)	(8,849)	(8,920)	(8,300)	(3,441)	(1,301)	-	-
Shares issued in connection with the acquisition of Fund net assets	-	15,099	-	-	-	1,910	-	-
Increase (decrease) in net assets from Class B transactions	(6,327)	11,189	(7,955)	(6,152)	(730)	3,966	-	-
Class C:
Proceeds from sales	1,348	3,466	323	1,163	2,087	6,021	-	-
Reinvestment of distributions	491	384	172	229	1,109	835	-	-
Payments for redemptions	(5,799)	(5,856)	(2,434)	(1,248)	(6,143)	(4,896)	-	-
Shares issued in connection with the acquisition of Fund net assets	-	5,671	-	-	-	9,735	-	-
Increase (decrease) in net assets from Class C transactions	(3,960)	3,665	(1,939)	144	(2,947)	11,695	-	-
Class R:
Proceeds from sales	6,356	13,667	90	344	308	562	-	-
Reinvestment of distributions	1,329	1,428	59	164	20	11	-	-
Payments for redemptions	(46,072)	(39,383)	(2,840)	(1,599)	(1,112)	(90)	-	-
Shares issued in connection with the acquisition of Fund net assets	-	30,116	-	-	-	243	-	-
Increase (decrease) in net assets from Class R transactions	(38,387)	5,828	(2,691)	(1,091)	(784)	726	-	-
Class Y:
Proceeds from sales	394,559	394,555	55,561	94,737	94,505	71,560	21,991	516,031
Reinvestment of distributions	40,091	25,605	1,623	1,423	2,351	2,190	26,896	616
Payments for redemptions	(599,130)	(652,840)	(60,124)	(68,932)	(48,429)	(86,258)	(220,111)	(221,746)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	13,076	-	-	-	-	-	-
Shares issued in connection with the acquisition of Fund net assets	-	957,884	-	-	-	36,227	-	-
Increase (decrease) in net assets from Class Y transactions	(164,480)	738,280	(2,940)	27,228	48,427	23,719	(171,224)	294,901
Increase (decrease) in net assets from capital share transactions	(215,028)	827,246	(8,129)	24,399	44,250	59,574	(171,564)	297,420
Total increase (decrease) in net assets	(272,965)	841,827	(8,079)	40,363	53,653	86,761	(205,730)	337,371
Net assets at beginning of period	2,228,419	1,386,592	281,395	241,032	250,830	164,069	337,371	-
Net assets at end of period	$1,955,454	$2,228,419	$273,316	$281,395	$304,483	$250,830	$131,641	$337,371
Undistributed (distributions in excess of) net investment income	$380	$983	$-	$9	$148	$245	$165	$-

  (1)  Commencement of operations.

  (2)  See note 4 in Notes to Financial Statements for additional information.

  (3)  For the Corporate Bond Fund from 10/1/03 to 9/30/04, due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Intermediate Term Bond Fund		Short Term Bond Fund		U.S. Government Mortgage Fund
	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03	10/01/03 to 09/30/04	10/01/02 to 09/30/03
OPERATIONS:
Investment income (loss) – net	$42,757	$52,650	$23,756	$24,975	$9,612	$8,379
Net realized gain (loss) on investments	18,776	31,050	3,167	3,108	616	100
Net realized gain (loss) on futures contracts	(1,075)	77	(1,911)	-	(630)	81
Net realized gain (loss) on options written	1,321	-	-	-	269	-
Net realized gain (loss) on forward foreign currency contracts and foreign currency transactions	-	-	-	-	-	-
Net change in unrealized appreciation or depreciation of investments	(32,178)	(12,504)	(14,832)	(3,652)	(3,225)	(1,315)
Net change in unrealized appreciation or depreciation of futures	(517)	-	(524)	-	(6)	-
Net change in unrealized appreciation or depreciation of options written	206	(206)	-	-	40	(40)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	-	-
Net increase in net assets resulting from operations	29,290	71,067	9,656	24,431	6,676	7,205
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,199)	(2,819)	(3,287)	(4,952)	(1,210)	(901)
Class B	-	-	-	-	(354)	(325)
Class C	-	-	-	-	(525)	(462)
Class R	(220)	(459)	(108)	(226)	(385)	(898)
Class Y	(40,500)	(50,535)	(21,857)	(21,801)	(9,087)	(8,765)
Net realized gain on investments:
Class A	(840)	(1)	-	-	-	(183)
Class B	-	-	-	-	-	(75)
Class C	-	-	-	-	-	(81)
Class R	(131)	-	-	-	-	(238)
Class Y	(13,807)	(13)	-	-	-	(1,877)
Return of capital:
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C (3)	-	-	-	-	-	-
Class R (3)	-	-	-	-	-	-
Class Y	-	-	-	-	-	-
Total distributions	(57,697)	(53,827)	(25,252)	(26,979)	(11,561)	(13,805)
CAPITAL SHARE TRANSACTIONS (2):
Class A:
Proceeds from sales	26,236	33,969	29,602	88,965	18,795	16,589
Reinvestment of distributions	1,995	1,921	2,563	3,821	1,048	925
Payments for redemptions	(42,101)	(23,162)	(58,743)	(96,111)	(11,208)	(9,260)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	-	-	-
Increase (decrease) in net assets from Class A transactions	(13,870)	12,728	(26,578)	(3,325)	8,635	8,254
Class B:
Proceeds from sales	-	-	-	-	1,290	8,485
Reinvestment of distributions	-	-	-	-	313	368
Payments for redemptions	-	-	-	-	(3,679)	(3,444)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	-	-	-
Increase (decrease) in net assets from Class B transactions	-	-	-	-	(2,076)	5,409
Class C:
Proceeds from sales	-	-	-	-	1,119	16,974
Reinvestment of distributions	-	-	-	-	508	535
Payments for redemptions	-	-	-	-	(9,603)	(4,217)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	-	-	-
Increase (decrease) in net assets from Class C transactions	-	-	-	-	(7,976)	13,292
Class R:
Proceeds from sales	4,442	10,407	1,901	7,087	1,517	7,399
Reinvestment of distributions	323	396	92	171	359	1,113
Payments for redemptions	(16,683)	(4,751)	(10,658)	(2,214)	(19,037)	(11,972)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	-	-	-
Increase (decrease) in net assets from Class R transactions	(11,918)	6,052	(8,665)	5,044	(17,161)	(3,460)
Class Y:
Proceeds from sales	386,218	688,524	462,268	647,898	43,758	85,238
Reinvestment of distributions	23,314	20,564	7,197	8,107	1,090	1,673
Payments for redemptions	(459,895)	(407,391)	(345,341)	(306,375)	(84,443)	(48,569)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	-	-	-
Shares issued in connection with the acquisition of Fund net assets	-	-	-	-	-	-
Increase (decrease) in net assets from Class Y transactions	(50,363)	301,697	124,124	349,630	(39,595)	38,342
Increase (decrease) in net assets from capital share transactions	(76,151)	320,477	88,881	351,349	(58,173)	61,837
Total increase (decrease) in net assets	(104,558)	337,717	73,285	348,801	(63,058)	55,237
Net assets at beginning of period	1,387,484	1,049,767	1,000,427	651,626	286,692	231,455
Net assets at end of period	$1,282,926	$1,387,484	$1,073,712	$1,000,427	$223,634	$286,692
Undistributed (distributions in excess of) net investment income	$380	$(3)	$548	$21	$242	$285

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains or (Losses) on Investments	Dividends from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return (4)
Core Bond Fund
Class A
2004 (1)	$11.56	$0.38	$(0.09)	$(0.41)	$(0.17)	$11.27	2.60%
2003	11.45	0.42	0.15	(0.46)	-	11.56	5.08
2002	11.37	0.55	0.08	(0.55)	-	11.45	5.77
2001 (1)	10.69	0.61	0.69	(0.62)	-	11.37	12.50
2000	10.65	0.61	0.04	(0.61)	-	10.69	6.33
Class B
2004 (1)	$11.48	$0.29	$(0.09)	$(0.32)	$(0.17)	$11.19	1.83%
2003	11.38	0.35	0.12	(0.37)	-	11.48	4.23
2002	11.29	0.47	0.09	(0.47)	-	11.38	5.12
2001	10.63	0.52	0.68	(0.54)	-	11.29	11.59
2000	10.58	0.53	0.05	(0.53)	-	10.63	5.70
Class C
2004 (1)	$11.53	$0.29	$(0.09)	$(0.32)	$(0.17)	$11.24	1.81%
2003	11.42	0.34	0.14	(0.37)	-	11.53	4.30
2002	11.34	0.47	0.08	(0.47)	-	11.42	5.02
2001 (1)	10.66	0.52	0.70	(0.54)	-	11.34	11.68
2000	10.64	0.52	0.04	(0.54)	-	10.66	5.50
Class R
2004 (1) (2)	$11.56	$0.38	$(0.10)	$(0.37)	$(0.17)	$11.30	2.53%
2003	11.45	0.42	0.15	(0.46)	-	11.56	5.08
2002	11.37	0.55	0.08	(0.55)	-	11.45	5.77
2001 (1) (3)	11.28	0.01	0.08	-	-	11.37	0.80
Class Y
2004 (1)	$11.56	$0.40	$(0.08)	$(0.44)	$(0.17)	$11.27	2.87%
2003	11.45	0.45	0.15	(0.49)	-	11.56	5.34
2002	11.37	0.58	0.08	(0.58)	-	11.45	6.04
2001 (1)	10.69	0.63	0.70	(0.65)	-	11.37	12.76
2000	10.65	0.63	0.04	(0.63)	-	10.69	6.59

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Core Bond Fund
Class A
2004 (1)	$184,805	0.95%	3.30%	1.05%	3.20%	182%
2003	191,754	0.95	3.58	1.05	3.48	196
2002	122,354	0.95	4.93	1.03	4.85	115
2001 (1)	119,067	0.95	5.50	1.13	5.32	81
2000	110,490	0.95	5.76	1.14	5.57	54
Class B
2004 (1)	$21,046	1.70%	2.58%	1.80%	2.48%	182%
2003	28,096	1.70	2.83	1.80	2.73	196
2002	16,741	1.70	4.17	1.78	4.09	115
2001	15,071	1.70	4.75	1.88	4.57	81
2000	11,550	1.70	5.02	1.89	4.83	54
Class C
2004 (1)	$9,132	1.70%	2.58%	1.80%	2.48%	182%
2003	13,424	1.70	2.85	1.80	2.75	196
2002	9,672	1.70	4.18	1.78	4.10	115
2001 (1)	7,148	1.70	4.65	1.88	4.47	81
2000	566	1.70	5.02	1.89	4.83	54
Class R
2004 (1) (2)	$1	0.95%	3.37%	1.05%	3.27%	182%
2003	39,236	0.95	3.58	1.05	3.48	196
2002	33,270	0.95	4.93	1.03	4.85	115
2001 (1) (3)	35,062	1.58	6.36	1.76	6.18	81
Class Y
2004 (1)	$1,740,470	0.70%	3.58%	0.80%	3.48%	182%
2003	1,955,909	0.70	3.83	0.80	3.73	196
2002	1,204,555	0.70	5.18	0.78	5.10	115
2001 (1)	1,368,812	0.70	5.76	0.88	5.58	81
2000	1,299,941	0.70	6.03	0.89	5.84	54

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains or (Losses) on Investments	Dividends from Net Investment Income	Distributions from Capital Gains	Distributions from Return of Capital		Net Asset Value End of Period
Corporate Bond Fund
Class A
2004 (1)	$10.23	$0.46	$0.03	$(0.47)	$-	$-	(6)	$10.25
2003	9.60	0.51	0.63	(0.51)	-	-		10.23
2002	10.01	0.57	(0.39)	(0.58)	(0.01)	-		9.60
2001 (1)	10.03	0.72	0.35	(0.73)	(0.36)	-		10.01
2000 (2)	10.00	0.48	0.02	(0.47)	-	-		10.03
Class B
2004 (1)	$10.20	$0.39	$0.01	$(0.39)	$-	$-	(6)	$10.21
2003	9.57	0.44	0.63	(0.44)	-	-		10.20
2002	9.98	0.49	(0.38)	(0.51)	(0.01)	-		9.57
2001 (1)	10.02	0.66	0.32	(0.66)	(0.36)	-		9.98
2000 (2)	10.00	0.45	0.01	(0.44)	-	-		10.02
Class C
2004 (1)	$10.18	$0.39	$0.02	$(0.39)	$-	$-	(6)	$10.20
2003	9.55	0.44	0.63	(0.44)	-	-		10.18
2002	9.97	0.49	(0.40)	(0.50)	(0.01)	-		9.55
2001 (1)	10.01	0.63	0.35	(0.66)	(0.36)	-		9.97
2000 (2)	10.00	0.45	(0.01)	(0.43)	-	-		10.01
Class R
2004 (1) (3)	$10.23	$0.48	$-	$(0.42)	$-	$-	(6)	$10.29
2003	9.60	0.51	0.63	(0.51)	-	-		10.23
2002	10.01	0.56	(0.38)	(0.58)	(0.01)	-		9.60
2001 (1) (4)	9.93	0.01	0.07	-	-	-		10.01
Class Y
2004 (1)	$10.23	$0.49	$0.01	$(0.49)	$-	$-	(6)	$10.24
2003	9.59	0.54	0.64	(0.54)	-	-		10.23
2002	10.00	0.59	(0.39)	(0.60)	(0.01)	-		9.59
2001 (1)	10.03	0.75	0.33	(0.75)	(0.36)	-		10.00
2000 (2)	10.00	0.49	0.02	(0.48)	-	-		10.03

  (1)  Per share data calculated using average shares outstanding method.
  (2)  Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
  (3)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.
  (4)  Class of shares have been offered offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
  (5)  Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.
  (6)  Includes a tax return of capital of less than $0.01.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Total Return (5)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Corporate Bond Fund
Class A
2004 (1)	4.89%	$21,034	1.00%	4.54%	1.25%	4.29%	132%
2003	12.26	13,522	1.00	5.15	1.26	4.89	91
2002	1.83	8,663	1.00	5.77	1.27	5.50	117
2001 (1)	10.94	9,820	0.75	6.95	1.20	6.50	187
2000 (2)	5.17	771	0.72	7.52	1.24	7.00	124
Class B
2004 (1)	3.97%	$5,474	1.75%	3.83%	2.00%	3.58%	132%
2003	11.46	13,576	1.75	4.46	2.01	4.20	91
2002	1.07	18,728	1.75	5.02	2.02	4.75	117
2001 (1)	10.06	22,608	1.65	6.45	2.11	5.99	187
2000 (2)	4.70	103	1.48	6.86	1.99	6.35	124
Class C
2004 (1)	4.11%	$3,789	1.75%	3.81%	2.00%	3.56%	132%
2003	11.50	5,752	1.75	4.43	2.01	4.17	91
2002	0.98	5,283	1.75	5.02	2.02	4.75	117
2001 (1)	10.10	5,209	1.50	6.07	1.94	5.63	187
2000 (2)	4.54	143	1.48	6.79	1.99	6.28	124
Class R
2004 (1) (3)	4.83%	$1	1.00%	4.64%	1.25%	4.39%	132%
2003	12.25	2,668	1.00	5.21	1.26	4.95	91
2002	1.84	3,557	1.00	5.77	1.27	5.50	117
2001 (1) (4)	0.81	3,237	0.89	7.60	1.36	7.13	187
Class Y
2004 (1)	5.05%	$243,018	0.75%	4.80%	1.00%	4.55%	132%
2003	12.65	245,877	0.75	5.42	1.01	5.16	91
2002	2.08	204,801	0.75	6.03	1.02	5.76	117
2001 (1)	11.09	185,392	0.51	7.26	0.95	6.82	187
2000 (2)	5.32	89,990	0.48	7.75	0.99	7.24	124

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Net Asset Value End of Period
High Income Bond Fund (1)
Class A
2004 (2)	$9.13	$0.68	$0.32	$(0.68)	$-	$-	$9.45
2003 (2)	7.90	0.68	1.24	(0.69)	-	-	9.13
2002	9.23	0.65	(1.21)	(0.70)	-	(0.07)	7.90
2001 (2) (3)	9.93	0.02	(0.68)	(0.04)	-	-	9.23
Class B
2004 (2)	$9.09	$0.61	$0.32	$(0.61)	$-	$-	$9.41
2003 (2)	7.87	0.61	1.24	(0.63)	-	-	9.09
2002	9.19	0.69	(1.31)	(0.63)	-	(0.07)	7.87
2001 (2) (3)	9.88	0.02	(0.67)	(0.04)	-	-	9.19
Class C
2004 (2)	$9.10	$0.61	$0.32	$(0.61)	$-	$-	$9.42
2003 (2)	7.89	0.61	1.23	(0.63)	-	-	9.10
2002	9.21	0.64	(1.27)	(0.62)	-	(0.07)	7.89
2001 (2) (3)	9.90	0.05	(0.70)	(0.04)	-	-	9.21
Class R
2004 (2) (4)	$9.21	$0.69	$0.32	$(0.62)	$-	$-	$9.60
2003 (2)	7.98	0.71	1.22	(0.70)	-	-	9.21
2002	9.32	0.73	(1.30)	(0.70)	-	(0.07)	7.98
2001 (2) (5)	9.50	0.01	(0.19)	-	-	-	9.32
Class Y
2004 (2)	$9.13	$0.70	$0.34	$(0.71)	$-	$-	$9.46
2003 (2)	7.92	0.69	1.24	(0.72)	-	-	9.13
2002	9.24	0.74	(1.28)	(0.71)	-	(0.07)	7.92
2001 (2) (3)	9.92	0.05	(0.69)	(0.04)	-	-	9.24
Intermediate Government Bond Fund
Class A
2004	$10.01	$0.24	$(0.16)	$(0.24)	$(1.03)	$-	$8.82
2003 (6)	10.00	0.32	0.02	(0.33)	-	-	10.01
Class Y
2004	$10.01	$0.26	$(0.17)	$(0.25)	$(1.03)	$-	$8.82
2003 (6)	10.00	0.34	0.01	(0.34)	-	-	10.01
Intermediate Term Bond Fund (7)
Class A
2004 (2)	$10.46	$0.31	$(0.10)	$(0.31)	$(0.11)	$-	$10.25
2003	10.35	0.39	0.12	(0.40)	-	-	10.46
2002	10.26	0.50	0.10	(0.50)	-	(0.01)	10.35
2001 (2) (8)	9.70	0.54	0.55	(0.51)	(0.02)	-	10.26
2000 (9)	9.68	0.58	0.02	(0.58)	-	-	9.70
1999 (9)	10.07	0.54	(0.38)	(0.54)	(0.01)	-	9.68
Class Y
2004 (2)	$10.43	$0.33	$(0.11)	$(0.32)	$(0.11)	$-	$10.22
2003	10.32	0.41	0.12	(0.42)	-	-	10.43
2002	10.23	0.52	0.10	(0.52)	-	(0.01)	10.32
2001 (2) (8)	9.68	0.56	0.54	(0.53)	(0.02)	-	10.23
2000 (9)	9.66	0.60	0.02	(0.60)	-	-	9.68
1999 (9)	10.04	0.56	(0.37)	(0.56)	(0.01)	-	9.66

  (1)  The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares. The assets of the First American High Yield Bond Fund were acquired by High Income Bond Fund on March 14, 2003. In connection with such acquisition, Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares of the First American High Yield Bond Fund were exchanged for Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares of High Income Bond Fund respectively. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the High Income Bond Fund and the First American High Yield Bond Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Total Return (10)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
High Income Bond Fund (1)
Class A
2004 (2)	11.30%	$43,842	1.00%	7.25%	1.26%	6.99%	80%
2003 (2)	25.30	42,013	1.06	7.72	1.24	7.54	122
2002	(6.66)	23,900	1.10	7.64	1.47	7.27	86
2001 (2) (3)	(6.55)	161	1.10	6.53	1.33	6.30	53
Class B
2004 (2)	10.52%	$8,521	1.75%	6.50%	2.01%	6.24%	80%
2003 (2)	24.33	8,939	1.81	7.00	1.99	6.82	122
2002	(7.26)	774	1.80	7.49	2.28	7.01	86
2001 (2) (3)	(6.47)	40	1.77	6.02	2.02	5.77	53
Class C
2004 (2)	10.51%	$17,349	1.75%	6.50%	2.01%	6.24%	80%
2003 (2)	24.14	19,685	1.80	7.01	1.98	6.83	122
2002	(7.34)	7,213	1.83	7.08	2.26	6.65	86
2001 (2) (3)	(6.50)	3,749	1.94	5.53	2.21	5.26	53
Class R
2004 (2) (4)	11.29%	$1	1.00%	7.33%	1.26%	7.07%	80%
2003 (2)	25.11	777	1.00	7.86	1.18	7.68	122
2002	(6.66)	87	1.01	8.46	1.57	7.90	86
2001 (2) (5)	(1.90)	-	-	1.23	-	1.23	53
Class Y
2004 (2)	11.69%	$234,770	0.75%	7.49%	1.01%	7.23%	80%
2003 (2)	25.29	179,416	0.83	7.97	1.01	7.79	122
2002	(6.33)	21,157	0.82	8.19	1.27	7.74	86
2001 (2) (3)	(6.47)	8,308	0.96	6.06	1.23	5.79	53
Intermediate Government Bond Fund
Class A
2004	0.98%	$1,872	0.75%	2.69%	1.03%	2.41%	53%
2003 (6)	3.53	2,502	0.75	3.22	1.05	2.92	74
Class Y
2004	1.14%	$129,769	0.60%	2.84%	0.78%	2.66%	53%
2003 (6)	3.64	334,869	0.60	3.68	0.80	3.48	74
Intermediate Term Bond Fund (7)
Class A
2004 (2)	2.06%	$63,219	0.75%	2.97%	1.04%	2.68%	169%
2003	5.09	78,682	0.75	3.89	1.05	3.59	133
2002	6.11	65,291	0.75	4.96	1.02	4.69	40
2001 (2) (8)	11.46	61,225	0.85	5.62	0.96	5.51	30
2000 (9)	6.41	27,431	0.82	6.08	0.95	5.95	18
1999 (9)	1.66	33,779	0.81	5.47	0.95	5.33	64
Class Y
2004 (2)	2.22%	$1,219,707	0.60%	3.12%	0.79%	2.93%	169%
2003	5.25	1,296,529	0.60	4.05	0.80	3.85	133
2002	6.29	978,406	0.60	5.11	0.77	4.94	40
2001 (2) (8)	11.61	878,695	0.60	5.83	0.70	5.73	30
2000 (9)	6.67	408,708	0.57	6.33	0.70	6.20	18
1999 (9)	1.91	284,047	0.56	5.71	0.70	5.57	64

  (7)  The financial highlights for the Intermediate Term Bond Fund as set forth herein include the historical financial highlights of the Firstar Intermediate Bond Fund Class A shares, Class Y shares, and Class I shares. The assets of the Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class Y shares, and Class I shares of the Firstar Intermediate Bond Fund were exchanged for Class A shares, Class S shares, and Class Y shares of Intermediate Term Bond Fund, respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.

  (8)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  For the fiscal year ended October 31.

  (10)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Net Asset Value End of Period
Short Term Bond Fund
Class A
2004 (1)	$10.26	$0.23	$(0.15)	$(0.23)	$-	$-	$10.11
2003	10.29	0.28	(0.01)	(0.30)	-	-	10.26
2002	10.27	0.42	0.04	(0.43)	-	(0.01)	10.29
2001 (1)	9.91	0.61	0.40	(0.65)	-	-	10.27
2000	9.86	0.58	0.02	(0.55)	-	-	9.91
Class Y
2004 (1)	$10.26	$0.25	$(0.16)	$(0.24)	$-	$-	$10.11
2003	10.30	0.30	(0.02)	(0.32)	-	-	10.26
2002	10.27	0.43	0.05	(0.44)	-	(0.01)	10.30
2001 (1)	9.91	0.63	0.39	(0.66)	-	-	10.27
2000	9.87	0.59	0.01	(0.56)	-	-	9.91
U.S. Government Mortgage Fund
Class A (2)
2004 (1)	$10.89	$0.38	$(0.09)	$(0.46)	$-	$-	$10.72
2003	11.16	0.35	(0.05)	(0.45)	(0.12)	-	10.89
2002	11.01	0.50	0.20	(0.55)	-	-	11.16
2001 (1) (3)	10.44	0.51	0.60	(0.54)	-	-	11.01
2000 (4)	10.34	0.53	0.08	(0.51)	-	-	10.44
1999 (5)	10.74	0.54	(0.40)	(0.54)	-	-	10.34
Class B (2)
2004 (1)	$10.90	$0.30	$(0.08)	$(0.38)	$-	$-	$10.74
2003	11.18	0.28	(0.06)	(0.38)	(0.12)	-	10.90
2002	11.03	0.42	0.20	(0.47)	-	-	11.18
2001 (1) (3)	10.45	0.43	0.62	(0.47)	-	-	11.03
2000 (4)	10.36	0.45	0.08	(0.44)	-	-	10.45
1999 (5)	10.74	0.47	(0.38)	(0.47)	-	-	10.36
Class C
2004 (1)	$10.84	$0.30	$(0.09)	$(0.37)	$-	$-	$10.68
2003	11.13	0.29	(0.08)	(0.38)	(0.12)	-	10.84
2002	11.00	0.46	0.15	(0.48)	-	-	11.13
2001 (1) (6)	10.98	0.05	(0.03)	-	-	-	11.00
Class R (2)
2004 (1) (7)	$10.85	$0.39	$(0.10)	$(0.42)	$-	$-	$10.72
2003	11.12	0.30	-	(0.45)	(0.12)	-	10.85
2002	10.97	0.49	0.20	(0.54)	-	-	11.12
2001 (1) (3)	10.40	0.62	0.49	(0.54)	-	-	10.97
2000 (4)	10.31	0.53	0.07	(0.51)	-	-	10.40
1999 (5)	10.70	0.53	(0.38)	(0.54)	-	-	10.31
Class Y (2)
2004 (1)	$10.89	$0.41	$(0.08)	$(0.49)	$-	$-	$10.73
2003	11.16	0.37	(0.04)	(0.48)	(0.12)	-	10.89
2002	11.01	0.53	0.19	(0.57)	-	-	11.16
2001 (1) (3)	10.44	0.53	0.60	(0.56)	-	-	11.01
2000 (4)	10.34	0.55	0.08	(0.53)	-	-	10.44
1999 (5)	10.74	0.58	(0.41)	(0.57)	-	-	10.34

  (1)  Per share data calculated using average shares outstanding method.

  (2)  The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U. S. Government Securities Fund Class A shares, Class B shares, Class Y shares, and Class I shares. The assets of the Firstar U.S. Government Securities Fund were acquired by the U. S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class B shares, Class Y shares, and Class I shares of the Firstar U.S. Government Securities Fund were exchanged for Class A shares, Class B shares, Class S shares, and Class Y shares of U.S. Government Mortgage Fund, respectively.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portofolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. The Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  For the fiscal year ended November 30.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

	Total Return (8)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Short Term Bond Fund
Class A
2004 (1)	0.76%	$130,531	0.75%	2.28%	1.05%	1.98%	89%
2003	2.71	159,451	0.75	2.75	1.05	2.45	60
2002	4.59	163,358	0.75	4.06	1.04	3.77	59
2001 (1)	10.48	133,177	0.60	6.04	1.15	5.49	69
2000	6.30	80,992	0.60	6.12	1.13	5.59	95
Class Y
2004 (1)	0.91%	$943,181	0.60%	2.43%	0.80%	2.23%	89%
2003	2.76	832,266	0.60	2.84	0.80	2.64	60
2002	4.85	484,583	0.60	4.18	0.79	3.99	59
2001 (1)	10.64	277,244	0.46	6.24	1.02	5.68	69
2000	6.29	92,092	0.51	5.94	0.98	5.47	95
U.S. Government Mortgage Fund
Class A (2)
2004 (1)	2.74%	$32,815	0.95%	3.53%	1.05%	3.43%	127%
2003	2.79	24,667	0.95	2.98	1.06	2.87	175
2002	6.53	16,985	0.95	4.61	1.08	4.48	197
2001 (1) (3)	10.88	7,751	1.04	5.15	1.19	5.00	22
2000 (4)	6.05	3,644	1.04	5.36	1.15	5.25	23
1999 (5)	1.37	4,620	0.98	5.15	1.09	5.04	26
Class B (2)
2004 (1)	2.02%	$9,155	1.70%	2.79%	1.80%	2.69%	127%
2003	1.96	11,397	1.70	2.22	1.81	2.11	175
2002	5.79	6,235	1.70	3.85	1.83	3.72	197
2001 (1) (3)	10.25	2,039	1.71	4.37	1.86	4.22	22
2000 (4)	5.27	139	1.74	4.66	1.85	4.55	23
1999 (5)	0.86	282	1.68	4.47	1.79	4.36	26
Class C
2004 (1)	2.02%	$10,520	1.70%	2.79%	1.80%	2.69%	127%
2003	1.91	18,801	1.70	2.19	1.81	2.08	175
2002	5.78	5,834	1.70	3.92	1.83	3.79	197
2001 (1) (6)	0.18	105	0.82	5.26	1.12	4.96	22
Class R (2)
2004 (1) (7)	2.74%	$1	0.95%	3.58%	1.05%	3.48%	127%
2003	2.79	17,296	0.95	3.04	1.06	2.93	175
2002	6.55	21,355	0.95	4.59	1.08	4.46	197
2001 (1) (3)	10.94	19,092	0.97	6.52	1.15	6.34	22
2000 (4)	5.96	5,145	1.04	5.36	1.15	5.25	23
1999 (5)	1.45	8,584	0.98	5.17	1.09	5.06	26
Class Y (2)
2004 (1)	3.09%	$171,143	0.70%	3.79%	0.80%	3.69%	127%
2003	3.03	214,531	0.70	3.27	0.81	3.16	175
2002	6.79	181,046	0.70	4.84	0.83	4.71	197
2001 (1) (3)	11.14	183,883	0.71	5.37	0.85	5.23	22
2000 (4)	6.34	53,896	0.74	5.66	1.15	5.25	23
1999 (5)	1.67	72,483	0.68	5.45	1.09	5.04	26

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

1 >  Organization

The First American Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and U.S. Government Mortgage Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of funds. As of September 30, 2004, FAIF offered 37 Funds, including the Funds. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Funds' board of directors to create additional funds in the future. Each Fund is a diversified open-end management investment company.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004, Class R shares were named Class S shares. Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund are sold with a front-end sales charge of 2.25%. Class A shares of Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund are sold with a front-end sales charge of 4.25%. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class B and Class C shares are not offered by Intermediate Government Bond Fund, Intermediate Term Bond Fund, or Short Term Bond Fund. Class R shares are not offered by Intermediate Government Bond Fund.

The Funds' prospectuses provide descriptions of each Fund's investment objective, principal investment strategies and principal risks. All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2 >  Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATIONS – Security valuations for the Funds' investments are furnished by one or more independent pricing services that have been approved by the Funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Funds' board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock

FIRST AMERICAN FUNDS Annual Report 2004

Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of September 30, 2004, Core Bond Fund, High Income Bond Fund, and Short Term Bond Fund held fair value securities with a value of $146,545, $0, and $0, respectively, or 0.0%, 0.0%, and 0.0% of total net assets, respectively. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid monthly. Any net realized capital gains on sales of a Fund's securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each Fund is treated as a separate taxable entity. Each Fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, paydowns on pass through obligations, expiring capital loss carryforwards, and tax mark to market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Additional Paid In Capital
Core Bond Fund	$(5,165)	$5,165	$-
Corporate Bond Fund	-	19	(19)
High Income Bond Fund	(5)	5	-
Intermediate Government Bond Fund	(15)	15	-
Intermediate Term Bond Fund	(545)	545	-
Short Term Bond Fund	(199)	2,023	(1,824)
U.S. Government Mortgage Fund	(1,906)	1,906	-

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. The distributions paid during the fiscal years ended September 30, 2004 and 2003, were characterized as follows (000):

	2004
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Core Bond Fund	$79,871	$32,065	-	$111,936
Corporate Bond Fund	13,105	-	19	13,124
High Income Bond Fund	20,894	-	-	20,894
Intermediate Government Bond Fund	7,590	27,610	-	35,200
Intermediate Term Bond Fund	43,278	14,419	-	57,697
Short Term Bond Fund	25,252	-	-	25,252
U.S. Government Mortgage Fund	11,561	-	-	11,561

	2003
Fund	Ordinary Income	Long Term Gain	Total
Core Bond Fund	$77,933	$-	$77,933
Corporate Bond Fund	14,162	-	14,162
High Income Bond Fund	15,787	-	15,787
Intermediate Government Bond Fund	15,162	535	15,697
Intermediate Term Bond Fund	53,813	14	53,827
Short Term Bond Fund	26,979	-	26,979
U.S. Government Mortgage Fund	11,426	2,379	13,805

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

As of September 30, 2004, the components of accumulated earnings (deficit) on a tax basis were (000):

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Core Bond Fund	$382	$1,282	$-	$12,417	$14,081
Corporate Bond Fund	-	-	(26,390)	6,770	(19,620)
High Income Bond Fund	148	-	(18,775)	12,673	(5,954)
Intermediate Government Bond Fund	165	4,768	-	905	5,838
Intermediate Term Bond Fund	382	11,785	-	8,842	21,209
Short Term Bond Fund	549	-	(3,380)	(2,282)	(5,113)
U.S. Government Mortgage Fund	242	-	(4,872)	1,685	(2,945)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and tax mark to market adjustments made under Section 311(e) of the Taxpayer Relief Act of 1997.

As of September 30, 2004, the following Funds had capital loss carryforwards (000):

Fund	2006	2007	2008	2009	2010	2011	2012	Total
Corporate Bond Fund	$15,243	$7,438	$-	$-	$-	$3,709	$-	$26,390
High Income Bond Fund	-	-	-	-	9,280	9,495	-	18,775
Short Term Bond Fund	604	632	145	-	-	4	-	1,385
U.S. Government Mortgage Fund	-	-	-	-	-	-	3,145	3,145

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for Corporate Bond Fund to $6,352,310, per tax year for a portion of their capital loss carryover.

Certain Funds incurred a loss for tax purposes for the period from November 1, 2003 to September 30, 2004. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2005. The following Funds had deferred losses (000):

Fund	Amount
Short Term Bond Fund	$1,995
U.S. Government Mortgage Fund	1,727

FUTURES TRANSACTIONS – In order to protect against changes in interest rates and to maintain sufficient liquidity to meet redemption requests, each Fund may enter into interest rate futures. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the Fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

OPTIONS TRANSACTIONS – The Funds may utilize options in an attempt to manage market or business risk or enhance their yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is

FIRST AMERICAN FUNDS Annual Report 2004

realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FOREIGN CURRENCY TRANSLATION – The books and records of the High Income Bond Fund relating to the Fund's non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

• market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

• purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income Bond Fund does not isolate the portion of gains and losses on investments in debt securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The High Income Bond Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The High Income Bond Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. At September 30, 2004, the following Funds had outstanding when-issued commitments (000):

Fund	Cost	Segregated Assets
Core Bond Fund	$78,056	$260,979
Corporate Bond Fund	3,199	50,327
High Income Bond Fund	6,005	19,025
Intermediate Term Bond Fund	5,255	81,085
Short Term Bond Fund	4,350	167,388
U.S. Government Mortgage Fund	16,394	64,251

In connection with the ability to purchase securities on a when-issued basis, each Fund may also enter into dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. Dollar rolls are considered a form of leverage.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Each Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds' board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Funds' investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund's board of directors. At September 30, 2004, Core Bond Fund, High Income

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund had investments in illiquid securities with a total market value of $26,340, $0, $23,409, and $27,272, respectively, or 1.3%, 0.0%, 1.8%, and 2.5%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows (000):

Core Bond Fund

Security	Par	Dates Acquired	Cost Basis
Duty Free International	$2,442	1/99-7/99	$2,438
Wells Fargo Home Equity Trust	12,330	8/04	12,328
William Street Funding	13,890	9/04	13,890

High Income Bond Fund

Security	Shares/Par	Dates Acquired	Cost Basis
AT&T Canada	$100	1/98	$-
Diamond Brands Operating	50	4/98	50
Glenoit	100	3/97-8/97	101
Pegasus Communications Fractional Shares	-	1/03	-
Sterling Chemical Holdings	100	10/96	3
UIH Australia Pacific	150	12/97	-
Viatel Holdings	338	9/02	-

Intermediate Term Bond Fund

Security	Par	Dates Acquired	Cost Basis
Commercial Mortgage	$5,255	9/04	$5,255
FNMA REMIC	9,670	9/04	9,758
Wells Fargo Home Equity Trust	8,415	8/04	8,413

Short Term Bond Fund

Security	Par	Dates Acquired	Cost Basis
Auto Bond Receivables Trust	$106	11/98-11/00	$106
CNH Equipment Trust	4,700	9/04	4,700
FNMA REMIC	8,000	9/04	8,073
Wells Fargo Home Equity Trust	6,735	9/04	6,720
William Street Funding	7,790	9/04	7,790

SECURITIES LENDING – In order to generate additional income, a Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund's policy is to maintain collateral in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bancorp Asset Management, Inc. ("USBAM") serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. USBAM acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission ("SEC"). During the fiscal year ended September 30, 2004, USBAM received fees equal to 25% of the Funds' income from securities lending transactions. The Funds also paid an administrative fee to USBAM equal to 0.025% based on the cash collateral held for the securities on loan. Fees paid to USBAM by the Funds for the fiscal year ended September 30, 2004 were as follows (000):

Fund	Amount
Core Bond Fund	$435
Corporate Bond Fund	39
High Income Bond Fund	108
Intermediate Term Bond Fund	361
Short Term Bond Fund	172
U.S. Government Mortgage Fund	32

As of October 1, 2004, USBAM will receive fees equal to 35% of the Funds' income from securities lending transactions. The Funds will no longer pay an administrative fee to USBAM in connection with securities lending.

REPURCHASE AGREEMENTS – A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

FIRST AMERICAN FUNDS Annual Report 2004

Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances from proceeds from securities lending into joint repurchase agreements for the First American Funds complex managed by USBAM. As set forth in the accompanying Schedules of Investments, each of the Funds included in this annual report along with other Funds in the First American Funds complex have an interest in joint repurchase agreements dated September 30, 2004. Information regarding these agreements is as follows (000):

Broker	Rate	Principal	Collateral Value	Security Type	Coupon Rate	Maturity
Bear Stearns	2.060%	$30,000	$30,611	Commercial Loans	0.000%	2033-2034
Bear Stearns	2.045%	100,000	102,056	Commercial Loans	3.850%-6.230%	2004-2014
Citibank	1.945%	200,000	211,790	Collateralized Mortgage Obligations	2.340%-9.700%	2015-2034
				Corporate Bonds	0.000%-9.125%	2006-2042
Citibank	1.925%	100,000	102,114	Israeli Government Bonds	0.000%	2005-2018
				Financing Corporation Bonds	0.000%-10.350%	2017-2018
				Easy Growth TR Interest Certificates	0.000%	2005-2006
				Treasury Investors Growth Receipt (TIGER)	0.000%	2007
				Certificate of Accrual on Treasury Securities (CATS)	0.000%	2011
				U.S. Treasury Notes	1.625%-5.000%	2005-2011
				U.S. Treasury Bill	0.000%	2004
				Resolution Funding Corporation Bonds	8.625%	2030
				International Finance Corporation Notes	4.750%-5.250%	2006-2007
				Inter-American Development Bank Notes	5.375%-8.500%	2006-2011
				Asian Development Bank Note	4.50%	2012
Greenwich Capital Markets	1.950%	300,000	306,004	Federal Home Loan Mortgage Corporation Bonds	0.000%-9.000%	2006-2034
				Federal National Mortgage Association Bonds	0.000%-6.500%	2007-2042
Goldman Sachs	2.205%	50,000	51,021	Commercial Loans	0.00%	2005-2011
Goldman Sachs	2.025%	205,000	211,342	Mortgage Loans	6.088%-6.722%	2010
				Commercial Loans	0.00%	2007
Goldman Sachs	1.480%	75,000	77,320	Commercial Loans	0.00%	2004
Goldman Sachs	1.425%	125,000	127,552	Commercial Loans	0.00%	2005-2020
Lehman Brothers	2.055%	200,000	204,000	Home Equity Loans	0.000%-14.101%	2010-2034
Lehman Brothers	1.935%	200,000	219,916	Collateralized Mortgage Obligations	0.000%-7.109%	2008-2044
Lehman Brothers	1.910%	300,000	306,005	Federal Farm Credit Bank Note	4.500%	2009
				Federal Home Loan Bank Bonds	0.000%-5.750%	2005-2018
				Federal Home Loan Mortgage Corporation Notes	2.375%-3.550%	2006-2009
				Federal National Mortgage Association Bonds	3.100%-6.000%	2007-2018
Merrill Lynch	1.925%	100,000	105,002	Corporate Bonds	0.000%-10.125%	2005-2043

EXPENSES – Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets of all Funds within the First American Fund complex. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating Funds. The Funds did not have any interfund lending transactions during the fiscal year ended September 30, 2004.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the Directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

3 >  Fees and Expenses

ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), USBAM manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each Fund is as follows:

Core Bond Fund	0.50%
Corporate Bond Fund	0.70
High Income Bond Fund	0.70
Intermediate Government Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
U.S. Government Mortgage Fund	0.50

USBAM voluntarily waived fees during the fiscal year ended September 30, 2004 so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R*	Y
Core Bond Fund	0.95%	1.70%	1.70%	1.20%	0.70%
Corporate Bond Fund	1.00	1.75	1.75	1.25	0.75
High Income Bond Fund	1.00	1.75	1.75	1.25	0.75
Intermediate Government Bond Fund	0.75	NA	NA	NA	0.60
Intermediate Term Bond Fund	0.75	NA	NA	NA	0.60
Short Term Bond Fund	0.75	NA	NA	NA	0.60
U.S. Government Mortgage Fund	0.95	1.70	1.70	1.20	0.70

* Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. During the period from October 1, 2003 to June 30, 2004, USBAM voluntarily waived fees for this class so that the total operating expenses, as a percentage of average daily net assets, did not exceed 0.95%, 1.00%, 1.00%, and 0.95% for Core Bond Fund, Corporate Bond Fund, High Income Bond Fund, and U.S. Government Mortgage Fund, respectively.

NA = Not Applicable

The Funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment adviser to both the investing Funds and the related money market funds, USBAM will reimburse each investing Fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing Fund. For financial statement purposes, these reimbursements are recorded as investment income.

CO-ADMINISTRATION FEES – USBAM and U.S. Bancorp Fund Services, LLC ("USBFS") (collectively, the "Administrators"), serve as the co-administrators pursuant to a co-administration agreement between the Administrators and the Funds. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the co-administration agreement, the Administrators are compensated to provide, or compensate other entities to provide, services to the Funds. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Funds pay the Administrators at an annual rate, calculated daily and paid monthly, based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily net assets, 0.22% of the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each Fund based upon the Fund's pro rata share of the aggregate average daily net assets of the Funds that comprise FAIF. For the fiscal year ended September 30, 2004, administration fees paid to USBAM and USBFS by the Funds included in this annual report were as follows (000):

Fund	Amount
Core Bond Fund	$5,474
Corporate Bond Fund	727
High Income Bond Fund	744
Intermediate Government Bond Fund	525
Intermediate Term Bond Fund	3,610
Short Term Bond Fund	2,822
U.S. Government Mortgage Fund	692

CUSTODIAN FEES – U.S. Bank serves as the Funds' custodian pursuant to a custodian agreement with FAIF. The fee for each Fund is equal to an annual rate of 0.01% of average daily net assets. These fees are computed daily and paid monthly.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as the distributor of the Funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, each Fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each Fund's average daily net assets of the Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to

FIRST AMERICAN FUNDS Annual Report 2004

provide compensation for sales support, distribution activities, or shareholder servicing activities.

Quasar is currently waiving fees equal to 0.10% of average daily net assets for Class A and Class R shares of the Intermediate Term Bond Fund and Short Term Bond Fund, and Class A shares of Intermediate Government Bond Fund. For the fiscal year ended September 30, 2004, total distribution and shareholder servicing fees waived by Quasar for these Funds were as follows (000):

Fund	Amount
Intermediate Government Bond Fund	$2
Intermediate Term Bond Fund	74
Short Term Bond Fund	149

FAIF has also adopted and entered into a shareholder servicing plan and agreement with USBAM with respect to the Class R shares. Each Fund, except Intermediate Government Bond Fund, pays USBAM a monthly shareholder servicing fee equal to an annual rate of 0.15% of the average daily net assets of the Fund's Class R shares. USBAM is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar and USBAM or paid to affiliates of USBAM for the fiscal year ended September 30, 2004 (000):

Fund	Amount
Core Bond Fund	$501
Corporate Bond Fund	92
High Income Bond Fund	172
Intermediate Government Bond Fund	3
Intermediate Term Bond Fund	75
Short Term Bond Fund	152
U.S. Government Mortgage Fund	224

OTHER FEES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including fees and expenses of independent directors, registration fees, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2004, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds were partners.

SALES CHARGES – A contingent deferred sales charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Year Since Purchase	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh	0.00%
Eighth	0.00%

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2004, total sales charges retained by affiliates of USBAM for distributing the Funds' shares were as follows (000):

Fund	Amount
Core Bond Fund	$338
Corporate Bond Fund	97
High Income Bond Fund	231
Intermediate Government Bond Fund	3
Intermediate Term Bond Fund	126
Short Term Bond Fund	227
U.S. Government Mortgage Fund	166

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

4 >  Capital Share Transactions

FAIF has 420 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the Funds were as follows (000):

	Core Bond Fund		Corporate Bond Fund		High Income Bond Fund
	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03
Class A:
Shares issued	5,711	3,888	1,206	1,219	1,128	1,965
Shares issued in lieu of cash distributions	642	406	61	42	252	195
Shares redeemed	(6,534)	(5,859)	(536)	(842)	(1,343)	(2,576)
Shares issued in connection with the acquisition of Fund net assets	-	7,465	-	-	-	2,765
Total Class A transactions	(181)	5,900	731	419	37	2,349
Class B:
Shares issued	175	374	68	168	251	355
Shares issued in lieu of cash distributions	85	58	27	51	39	27
Shares redeemed	(825)	(776)	(890)	(846)	(368)	(151)
Shares issued in connection with the acquisition of Fund net assets	-	1,319	-	-	-	227
Total Class B transactions	(565)	975	(795)	(627)	(78)	458
Class C:
Shares issued	119	303	32	117	222	697
Shares issued in lieu of cash distributions	43	34	17	23	119	95
Shares redeemed	(514)	(512)	(242)	(128)	(662)	(564)
Shares issued in connection with the acquisition of Fund net assets	-	493	-	-	-	1,155
Total Class C transactions	(352)	318	(193)	12	(321)	1,383
Class R:
Shares issued	559	1,193	9	35	33	64
Shares issued in lieu of cash distributions	117	125	5	17	2	2
Shares redeemed	(4,070)	(3,442)	(275)	(162)	(119)	(10)
Shares issued in connection with the acquisition of Fund net assets	-	2,613	-	-	-	28
Total Class R transactions	(3,394)	489	(261)	(110)	(84)	84
Class Y:
Shares issued	34,846	34,386	5,441	9,523	10,084	8,148
Shares issued in lieu of cash distributions	3,549	2,233	160	144	251	254
Shares redeemed	(53,065)	(56,896)	(5,916)	(6,976)	(5,149)	(10,014)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	1,166	-	-	-	-
Shares issued in connection with the acquisition of Fund net assets	-	83,108	-	-	-	4,283
Total Class Y transactions	(14,670)	63,997	(315)	2,691	5,186	2,671
Net increase (decrease) in capital shares	(19,162)	71,679	(833)	2,385	4,740	6,945

FIRST AMERICAN FUNDS Annual Report 2004

	Intermediate Government Bond Fund		Intermediate Term Bond Fund		Short Term Bond Fund		U.S. Government Mortgage Fund
	10/1/03 to 9/30/04	10/25/02 (1) to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03	10/1/03 to 9/30/04	10/1/02 to 9/30/03
Class A:
Shares issued	88	460	2,566	3,265	2,907	8,665	1,742	1,505
Shares issued in lieu of cash distributions	25	4	195	186	252	373	97	84
Shares redeemed	(151)	(214)	(4,118)	(2,233)	(5,787)	(9,367)	(1,045)	(845)
Total Class A transactions	(38)	250	(1,357)	1,218	(2,628)	(329)	794	744
Class B:
Shares issued	-	-	-	-	-	-	119	769
Shares issued in lieu of cash distributions	-	-	-	-	-	-	29	34
Shares redeemed	-	-	-	-	-	-	(341)	(315)
Total Class B transactions	-	-	-	-	-	-	(193)	488
Class C:
Shares issued	-	-	-	-	-	-	104	1.548
Shares issued in lieu of cash distributions	-	-	-	-	-	-	47	49
Shares redeemed	-	-	-	-	-	-	(900)	(387)
Total Class C transactions	-	-	-	-	-	-	(749)	1,210
Class R:
Shares issued	-	-	430	1,008	186	691	140	674
Shares issued in lieu of cash distributions	-	-	31	38	9	17	33	102
Shares redeemed	-	-	(1,635)	(459)	(1,045)	(216)	(1,768)	(1,101)
Total Class R transactions	-	-	(1,174)	587	(850)	492	(1,595)	(325)
Class Y:
Shares issued	2,458	55,539	37,708	67,006	45,435	63,085	4,048	7,760
Shares issued in lieu of cash distributions	3,028	62	2,280	1,996	709	790	101	153
Shares redeemed	(24,241)	(22,134)	(44,985)	(39,422)	(33,963)	(29,845)	(7,894)	(4,428)
Total Class Y transactions	(18,755)	33,467	(4,997)	29,580	12,181	34,030	(3,745)	3,485
Net increase (decrease) in capital shares	(18,793)	33,717	(7,528)	31,385	8,703	34,193	(5,488)	5,602

(1) Commencement of operations.

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements  September 30, 2004

5 >  Investment Security Transactions

During the fiscal year ended September 30, 2004, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Core Bond Fund	$2,398,321	$2,617,581	$1,264,100	$1,297,349
Corporate Bond Fund	85,714	90,607	269,366	274,377
High Income Bond Fund	5,099	3,627	250,832	213,165
Intermediate Government Bond Fund	115,814	312,302	-	-
Intermediate Term Bond Fund	1,307,122	1,445,086	919,867	834,126
Short Term Bond Fund	406,219	667,239	672,754	266,042
U.S. Government Mortgage Fund	292,961	325,268	27,936	46,379

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at September 30, 2004, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Core Bond Fund	$26,505	$(14,088)	$12,417	$2,745,360
Corporate Bond Fund	8,631	(1,861)	6,770	314,490
High Income Bond Fund	15,988	(3,315)	12,673	374,576
Intermediate Government Bond Fund	1,883	(978)	905	129,533
Intermediate Term Bond Fund	15,711	(6,869)	8,842	1,635,086
Short Term Bond Fund	4,397	(6,679)	(2,282)	1,320,771
U.S. Government Mortgage Fund	3,044	(1,359)	1,685	308,152

6 >  Options Written

Transactions in written options for the fiscal year ended September 30, 2004, were as follows (000):

	Put Options Written		Call Options Written
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Core Bond Fund
Balance at September 30, 2003	300	$182	600	$366
Opened	2,567	1,498	1,085	626
Expired	(1,295)	(807)	(785)	(440)
Closed	(1,572)	(873)	(900)	(552)
Balance at September 30, 2004	-	$-	-	$-
Corporate Bond Fund
Balance at September 30, 2003	-	$-	-	$-
Opened	249	140	25	8
Expired	(45)	(26)	(25)	(8)
Closed	(204)	(114)	-	-
Balance at September 30, 2004	-	$-	-	$-

	Put Options Written		Call Options Written
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Intermediate Government Bond Fund
Balance at September 30, 2003	45	$27	90	$55
Opened	256	148	154	91
Expired	(171)	(107)	(109)	(63)
Closed	(130)	(68)	(135)	(83)
Balance at September 30, 2004	-	$-	-	$-
Intermediate Term Bond Fund
Balance at September 30, 2003	180	$109	360	$219
Opened	1,680	977	660	379
Expired	(805)	(501)	(480)	(267)
Closed	(1,055)	(585)	(540)	(331)
Balance at September 30, 2004	-	$-	-	$-
Short Term Bond Fund
Balance at September 30, 2003	-	$-	-	$-
Opened	1,250	202	-	-
Expired	(625)	(101)	-	-
Closed	(625)	(101)	-	-
Balance at September 30, 2004	-	$-	-	$-
U.S. Government Mortgage Fund
Balance at September 30, 2003	35	$21	70	$43
Opened	326	184	131	74
Expired	(125)	(79)	(96)	(52)
Closed	(236)	(126)	(105)	(65)
Balance at September 30, 2004	-	$-	-	$-

7 >  Concentration of Risks

Each Fund (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) may invest in foreign securities. A Fund's investment in foreign securities subjects it to special risks associated with foreign investing and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Because of the special risks associated with foreign investing, a Fund investing in foreign securities may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

The High Income Bond Fund invests in lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate and foreign debt obligations, which are commonly referred to as "junk bonds." Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

FIRST AMERICAN FUNDS Annual Report 2004

The rating of long-term securities as a percentage of total value of investments at the fiscal year ended September 30, 2004, were as follows (unaudited):

Standard & Poor's/ Moody's Ratings	High Income Bond Fund
AAA/Aaa	3.3%
BBB/Baa	1.0
BB/Ba	29.3
B/B	38.8
CCC/Caa	17.2
C	1.7
NR	8.7
100%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their highest rating.

8 >  Fund Mergers

On March 13, 2003, shareholders of Bond IMMDEXTM Fund and High Yield Bond Fund approved the Agreement and Plan of Reorganization, recommended by the Funds' board of directors, providing for the merger into Core Bond Fund and High Income Bond Fund, respectively, at the close of business March 14, 2003. The following table summarizes the mergers (000) as of 3/13/03:

Acquired Fund	Acquiring Fund	Acquired Funds Net Assets		Shares Issued to Shareholders of Acquired Fund	Acquiring Fund Net Assets	Combined Net Assets	Tax Status of Transfer
Bond IMMDEXTM Fund	Core Bond Fund (1)	$1,094,825	(2)		$1,339,160	$2,433,985	Non-taxable
Class A	Class A			7,465
Class B	Class B			1,319
Class C	Class C			493
Class S	Class S			2,613
Class Y	Class Y			83,108
High Yield Bond Fund (1)	High Income Bond Fund	71,489	(3)		156,457	227,946	Non-taxable
Class A	Class A			2,765
Class B	Class B			227
Class C	Class C			1,155
Class S	Class S			28
Class Y	Class Y			4,283

(1) Accounting survivor.

(2) Includes unrealized appreciation in the amount $17,432 and tax losses deferred due to wash sales and deferred compensation of $44.

(3) Includes capital loss carryforward of $4,575 and unrealized depreciation of $358.

On October 25, 2002, the Core Bond Fund acquired substantially all of the assets of the Common Stock Income Common Trust Fund (KS) (sponsored by U.S. Bank) in exchange for Class Y shares of Core Bond Fund. In addition, Intermediate Government Bond Fund shell portfolio acquired substantially all of the assets of the U.S. Government Bond Common Trust Fund (sponsored by U.S. Bank) in exchange for Class Y shares of Intermediate Government Bond Fund. The following table illustrates the specifics of the common trust conversions into the Core Bond Fund and the Intermediate Government Bond Fund included in this annual report (000) as of 10/25/02:

Acquired Fund	Acquiring Fund	Acquired Funds Net Assets		Shares Issued to Shareholders of Acquired Fund	Acquiring Fund Net Assets	Combined Net Assets	Tax Status of Transfer
Common Stock Income Common Trust Fund	Core Bond Fund – Class Y	$13,076	(1)	1,166	$1,318,694	$1,331,770	Non-taxable
U.S. Government Bond Common Trust Fund	Intermediate Government Bond Fund – Class Y (2)	520,605		52,061	-	520,605	Non-taxable

(1) Includes unrealized appreciation of $792.

(2) Shell portfolio

9 > Indemnifications

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

TAX INFORMATION

The information set forth below is for each Fund's fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2005 on Form 1099. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2004, each Fund has designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis)	Total Distributions (Tax Basis) (b)
Core Bond Fund	29%	71%	-%	100%
Corporate Bond Fund	-	100	-	100
High Income Bond Fund	-	100	-	100
Intermediate Government Bond Fund	78	22	-	100
Intermediate Term Bond Fund	25	75	-	100
Short Term Bond Fund	-	100	-	100
U.S. Government Mortgage Fund	-	100	-	100

(a) Based on a percentage of the Fund's total distributions.

(b) None of the distributions made by these Funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

HOW TO OBTAIN A COPY OF A FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

Beginning with the quarter ending December 31, 2004, each Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Funds' Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the Funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

FIRST AMERICAN FUNDS Annual Report 2004

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Benjamin R. Field III, P.O. Box 1329, Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF, since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Mickey P. Foret, P.O. Box 1329, Minneapolis, MN 55440-1329 (1945)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	ADC Telecommunications, Inc. Champion Airlines, Inc. MAIR Holdings Inc. (a regional airlines holding company) URS Corporation (an engineering firm)

Roger A. Gibson, P.O. Box 1329, Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Retired; Vice President, Cargo-United Airlines, from July 2001 through July 2004; Vice President, North America – Mountain Region for United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Victoria J. Herget, P.O. Box 1329, Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski, P.O. Box 1329, Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Richard K. Riederer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Joseph D. Strauss, P.O. Box 1329, Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Owner, Chairman and Chief Executive Officer, Excensus(TM), LLC, a consulting firm, since 2001; owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; attorney at law.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Virginia L. Stringer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAIF since August 1987	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

James M. Wade, P.O. Box 1329, Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2004

Officers

Name, Address, and Year of Birth	Position(s) Held	Term of Office and Length of with Fund	Principal Occupation(s) During Past 5 Years Time Served
Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of the Advisor since May 2001; prior thereto, Chief Executive Officer of First American Asset Management since December 2000 and of Firstar Investment & Research Management Company ("FIRMCO") since February 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department of Credit Suisse First Boston.

Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management–Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Joseph M. Ulrey III, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1958)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2003	Chief Financial Officer since September 2004 and Senior Managing Director, Fund Treasury, since December 2003 and Senior Managing Director, Risk Management and Quantitative Analysis, since May 2001, U.S. Bancorp Asset Management, Inc. ("USBAM"); from May 2001 through December 2001, Senior Managing Director, Securities Lending and Money Market Funds, USBAM; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management.

Douglas A. Paul, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1947)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since June 2004	Chief Compliance Officer of U.S. Bancorp Asset Management, Inc. since June 2004; prior thereto, Partner, Kirkpatrick & Lockhart LLP since March 2000; prior thereto, Director of Compliance, Associate General Counsel, Vice President, American Century Investments.

Kathleen L. Prudhomme, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1953)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 1998	Deputy General Counsel, U.S. Bancorp Asset Management, Inc. since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1951)	Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF from September 1998 through June 2002. Secretary of FAIF since June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Michael J. Radmer, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1945)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since March 2000; Secretary of FAIF from September 1999 through March 2000	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James R. Arnold, 615 E. Michigan Street, Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; Senior Administration Services Manager, UMB Fund Services, Inc. through March 2002.

Douglas G. Hess, 615 E. Michigan Street, Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Ulrey, Paul and Ms. Prudhomme are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and co-administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as co-administrator for FAIF.

FIRST AMERICAN FUNDS Annual Report 2004

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Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

Mickey Foret

Director of First American Investment Funds, Inc.

Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2004. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the Funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

CO-ADMINISTRATORS

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota 55101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0390-04     11/2004     AR-INCOME

Item 2—Code of Ethics - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

Response: The registrant has adopted a code of ethics (designated as the “Code of Ethical Conduct”) that applies to its principal executive officer and principal financial officer.  The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert - Did the registrant’s board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is “independent,” (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

Response: The registrant’s Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

Item 4—Principal Accountant Fees and Services – Only disclosed annually.

(a)   Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Response: Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $391,795 in the fiscal year ended September 30, 2004 and $312,163 in the fiscal year ended September 30, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form NCSR.

(b)   Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: Ernst & Young LLP (“E&Y”) billed the registrant audit-related fees totaling $36,134 in the fiscal year ended September 30, 2004 and $0 in the fiscal year ended September 30, 2003, for professional services associated with                       .

(c)   Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: E&Y billed the registrant fees of $115,034 in the fiscal year ended September 30, 2004 and $129,482 in the fiscal year ended September 30, 2003 for tax services, including tax compliance, tax advice and tax planning.  Tax compliance, tax advice and tax planning services primarily relate to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)   All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: There were no fees billed by E&Y for other services to the registrant during the fiscal years ended September 30, 2003 and 2004.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation
S-X.

Response: Set forth below are the audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule
2-01 of Regulation S-X:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence.  This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations.  In this regard, the Audit Committee should:

•              Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•              Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•              Meet quarterly with the partner of the independent audit firm

•              Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Audit Committee of the First American Funds (“Committee”) will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Funds.  At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•              Annual Fund financial statement audits

•              Seed audits (related to new product filings, as required)

•              SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•              Accounting consultations

•              Fund merger support services

•              Other accounting related matters

•              Agreed Upon Procedure Reports

•              Attestation Reports

•              Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•              Tax compliance services related to the filing or amendment of the following:

•              Federal, state and local income tax compliance, and

•              Sales and use tax compliance

•              Timely RIC qualification reviews

•              Tax distribution analysis and planning

•              Tax authority examination services

•              Tax appeals support services

•              Accounting methods studies

•              Fund merger support services

•              Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services.  Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee.  The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•              Management functions

•              Accounting and bookkeeping services

•              Internal audit services

•              Financial information systems design and implementation

•              Valuation services supporting the financial statements

•              Actuarial services supporting the financial statements

•              Executive recruitment

•              Expert services (e.g., litigation support)

•              Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds.  The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Response: All of the services described in paragraphs (b) through (d) of Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f)    If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Response: All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)   Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Response: The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $181,918 in the fiscal year ended September 30, 2004 and $261,682 in the fiscal year ended September 30, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h)   Disclose whether the registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Response: The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)   If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)   If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Response: Not applicable.  Registrant is not a listed issuer.

Item 6—Schedule of Investments (applicable for periods ending on or after July 9, 2004) – File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Response: The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

Response: Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Companies.

(a)   If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1)   State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment advisor of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”).  Also state each Portfolio Manager’s business experience during the past 5 years.

(2)   If a Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provided the following information:

(i)    The Portfolio Manager’s name;

(ii) The number of other accounts managed within each of the following categories and the total assets in the account managed within each category:

(A)   Registered investment companies;

(B)   Other pooled investment vehicles; and

(C)   Other accounts.

(iii) For each of the categories in paragraph (a) (2) (ii) of this Item, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; and

(iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the registrant’s investments, on the one hand, and the investments of the other accounts included in response to paragraph (a) (2) (ii) of this Item, on the other.  This description would include, for example, material conflicts between the investment strategy of the registrant and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager.

(3)   Described the structure of, and the method used to determine, the compensation of each Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item.  For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which the type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant’s pre- or aftertax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant’s portfolio.  For example, if compensaton is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

(4)   For each Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item, state the dollar range of equity securities in the registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

(b) If the registrant is a closed-end management investment company that is filing a report on this Form N-CSR other than an annual report, disclose any change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a) (1) of this Item in the registrant’s most recent annual report on Form N-CSR.  In addition, for any newly identified Portfolio Manager, provided the information required by paragraph (a) (1) of this Item as the date of filing of the report and the information required by paragraphs (a) (2), (a) (3), and (a) (4) of this Item as of the most recent practicable date.

Response:  Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers (applicable for periods ending on or after June 15, 2004)

(a)   If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Registrant Purchases of Equity Securities

Period (identify beginning and ending dates for each Month)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1
Month #2
Month #3
Month #4
Month #5
Month #6
Month #7
Total

(b)   The table shall include the following information for each class of securities for each month included in the period covered by the report:

(1)   The total number of shares (or units) purchased (column (a));

(2)   The average price paid per share (or unit) (column (b));

(3)   The number of shares (or units) purchased as part of publicly announced repurchase plans or programs (column (c)); and

(4)   The maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs (column (d)).

Response: Not applicable

Item 10—Submission of Matters to a Vote of Security Holders – Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Response: There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.

Item 11—Controls and Procedures

(a)   Disclose the conclusions of the registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

Response: The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form
N-CSR was recorded, processed, summarized and reported timely.

(b)   Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Response: There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

11(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

Response: This code of ethics is offered to shareholders upon request without charge.

11(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

Response: Attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date:  December 9, 2004

By:	/s/ Charles D. Gariboldi

Charles D. Gariboldi
Treasurer

Date:  December 9, 2004